UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02676

Fidelity School Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1.

Reports to Stockholders

Fidelity Advisor® Multi-Asset Income Fund

Annual Report
December 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Class A (incl. 4.00% sales charge)	6.97%	9.29%	7.13%
Class M (incl. 4.00% sales charge)	6.98%	9.33%	7.15%
Class C (incl. contingent deferred sales charge)	9.61%	9.37%	6.88%
Fidelity® Multi-Asset Income Fund	11.72%	10.49%	7.94%
Class I	11.70%	10.46%	7.92%
Class Z	11.81%	10.57%	7.99%

A   From September 9, 2015
Class C shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
The initial offering of Fidelity® Multi-Asset Income Fund shares took place on March 28, 2018. Returns prior to March 28, 2018 are those of Class I.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Multi-Asset Income Fund - Class A, a class of the fund, on September 9, 2015, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, much of the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors. Since March 2022, the U.S. Federal Reserve has raised its benchmark interest rate 11 times in a series of increases aimed at cooling the economy and bringing down inflation, and since July, has held its target rate at a 22-year high. At the Fed's November 1 meeting, the central bank hinted it might be done raising rates, which helped reverse a three-month decline for the S&P 500® that had been driven by soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation, as well as better-than-expected corporate earnings, provided a further boost and the index rose 14% in the final two months of the year. In fixed income, the Bloomberg U.S. Aggregate Bond Index gained 5.53% for the year, as U.S. taxable investment-grade bonds rebounded after returning -13.01% in 2022. For the year, long-term bonds outpaced short-term issues, while lower-quality (higher yielding) bonds topped higher-quality debt. Higher-risk assets, including corporate bonds and asset-backed securities, fared better than U.S. Treasuries.
Comments from Lead Manager Adam Kramer:
For the year, the fund's share classes (excluding sales charges, if applicable) gained roughly 11% to 12%, lagging the 15.58% result of the Composite index, a 50/50 blend of the broad-based S&P 500® index and Bloomberg U.S. Aggregate Bond Index. A sizable underweight and security selection in the equities subportfolio notably detracted from the fund's performance versus the Composite index for the year. Non-Composite exposure to and security selection among convertibles, high-yield floating-rate debt and high-yield bonds also hurt. Conversely, a large underweight in investment-grade bonds more than made up for disappointing security selection within the asset class. Within the equities subportfolio - about 35% of assets, on average, in 2023 - stock picks and an underweight in the information technology sector notably detracted. Security selection in the industrials and consumer discretionary sectors and an overweight in real estate also hurt. Among the biggest individual detractors was a non-Composite position in the stock of Babcock & Wilcox Enterprises (-73%), which we sizably reduced in 2023. Underweights in Nvidia (+234%) and Apple (+50%) also significantly detracted versus the Composite. Conversely, security selection and large underweights in the financials, consumer staples and health care sectors aided relative performance. The top individual contributor was the stock of Uber Technologies (+101%), a new addition to the portfolio. A lack of exposure to Composite index component Pfizer (-41%) also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	37.6
Microsoft Corp.	2.7
DHT Holdings, Inc.	2.4
Uber Technologies, Inc.	2.0
JPMorgan Chase & Co.	1.7
Amazon.com, Inc.	1.5
Energy Transfer LP	1.4
Bass Pro Group LLC	1.2
Petroleos Mexicanos	1.2
Alphabet, Inc.	1.2
52.9

Market Sectors (% of Fund's net assets)

Energy	10.6
Information Technology	9.2
Consumer Discretionary	9.1
Financials	6.8
Industrials	6.7
Health Care	4.8
Communication Services	4.2
Materials	3.7
Consumer Staples	2.7
Utilities	2.2
Real Estate	1.8

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Written options - (0.1)%

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Corporate Bonds - 13.2%
	Principal Amount (a)	Value ($)
Convertible Bonds - 0.6%
COMMUNICATION SERVICES - 0.2%
Media - 0.2%
DISH Network Corp. 3.375% 8/15/26	11,380,000	6,031,400

REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Redfin Corp. 0.5% 4/1/27	6,943,000	4,456,712

UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
NextEra Energy Partners LP 0% 11/15/25 (b)	4,396,000	3,839,906

TOTAL CONVERTIBLE BONDS		14,328,018
Nonconvertible Bonds - 12.6%
COMMUNICATION SERVICES - 1.7%
Media - 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3.7% 4/1/51	21,506,000	13,988,139
Clear Channel International BV 6.625% 8/1/25 (b)	2,575,000	2,587,417
Clear Channel Outdoor Holdings, Inc. 9% 9/15/28 (b)	4,145,000	4,325,162
Gannett Holdings LLC 6% 11/1/26 (b)	4,685,000	4,134,513
Magallanes, Inc.:
5.141% 3/15/52	6,645,000	5,703,774
5.391% 3/15/62	6,720,000	5,754,945
Univision Communications, Inc. 4.5% 5/1/29 (b)	4,315,000	3,850,070
		40,344,020
CONSUMER DISCRETIONARY - 1.7%
Automobile Components - 0.2%
Macquarie AirFinance Holdings 8.375% 5/1/28 (b)	3,650,000	3,822,828

Automobiles - 0.4%
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 11.4932% 10/15/26 (b)(c)(d)	9,410,000	9,381,820

Hotels, Restaurants & Leisure - 0.8%
Affinity Gaming LLC 6.875% 12/15/27 (b)	5,125,000	4,567,572
Churchill Downs, Inc. 6.75% 5/1/31 (b)	3,830,000	3,887,203
Dave & Buster's, Inc. 7.625% 11/1/25 (b)	4,220,000	4,272,750
Ontario Gaming GTA LP 8% 8/1/30 (b)	4,440,000	4,578,750
Scientific Games Corp. 7.5% 9/1/31 (b)	2,580,000	2,691,084
		19,997,359
Specialty Retail - 0.3%
Bath & Body Works, Inc. 7.6% 7/15/37	2,515,000	2,565,300
LCM Investments Holdings 8.25% 8/1/31 (b)	3,250,000	3,392,039
PetSmart, Inc. / PetSmart Finance Corp. 4.75% 2/15/28 (b)	995,000	938,070
		6,895,409
TOTAL CONSUMER DISCRETIONARY		40,097,416

CONSUMER STAPLES - 0.2%
Consumer Staples Distribution & Retail - 0.1%
New Albertsons LP 8.7% 5/1/30	2,165,000	2,343,613

Personal Care Products - 0.1%
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625% 7/15/30 (b)	2,605,000	2,676,143

TOTAL CONSUMER STAPLES		5,019,756

ENERGY - 2.8%
Oil, Gas & Consumable Fuels - 2.8%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 11% 4/15/25 (b)	5,285,000	5,343,323
Enbridge, Inc. 8.5% 1/15/84 (c)	2,850,000	3,031,391
Northern Oil & Gas, Inc.:
8.125% 3/1/28(b)	10,370,000	10,499,625
8.75% 6/15/31(b)	6,385,000	6,650,600
PBF Holding Co. LLC/PBF Finance Corp. 6% 2/15/28	3,050,000	2,969,250
Petroleos Mexicanos 6.95% 1/28/60	43,010,000	28,279,075
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)	8,445,000	8,750,878
		65,524,142
FINANCIALS - 0.4%
Financial Services - 0.4%
GGAM Finance Ltd. 8% 6/15/28 (b)	3,400,000	3,517,637
Scientific Games Holdings LP/Scientific Games U.S. Finco, Inc. 6.625% 3/1/30 (b)	4,630,000	4,377,341
		7,894,978
INDUSTRIALS - 1.7%
Commercial Services & Supplies - 0.4%
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (b)	3,800,000	4,018,614
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)	4,350,000	4,045,500
		8,064,114
Ground Transportation - 1.3%
Uber Technologies, Inc. 7.5% 9/15/27 (b)	29,570,000	30,623,579

TOTAL INDUSTRIALS		38,687,693

INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.1%
HTA Group Ltd. 7% 12/18/25 (b)	3,300,000	3,241,260

Software - 1.6%
Cloud Software Group, Inc. 9% 9/30/29 (b)	6,635,000	6,306,255
McAfee Corp. 7.375% 2/15/30 (b)	6,990,000	6,383,628
MicroStrategy, Inc. 6.125% 6/15/28 (b)	17,495,000	16,972,599
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (b)	8,400,000	6,934,792
		36,597,274
TOTAL INFORMATION TECHNOLOGY		39,838,534

MATERIALS - 1.5%
Chemicals - 0.4%
LSB Industries, Inc. 6.25% 10/15/28 (b)	4,079,000	3,868,539
Olympus Water U.S. Holding Corp. 7.125% 10/1/27 (b)	2,800,000	2,803,136
W.R. Grace Holding LLC 5.625% 8/15/29 (b)	4,445,000	3,911,409
		10,583,084
Metals & Mining - 1.1%
ATI, Inc.:
5.875% 12/1/27	4,343,000	4,284,239
7.25% 8/15/30	3,750,000	3,901,468
Carpenter Technology Corp.:
6.375% 7/15/28	2,320,000	2,311,295
7.625% 3/15/30	4,353,000	4,488,730
ERO Copper Corp. 6.5% 2/15/30 (b)	5,972,000	5,268,857
Mineral Resources Ltd. 8% 11/1/27 (b)	4,895,000	5,018,779
		25,273,368
TOTAL MATERIALS		35,856,452

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	4,595,000	3,753,280
VICI Properties LP 5.125% 5/15/32	4,632,000	4,515,290
		8,268,570
UTILITIES - 0.5%
Electric Utilities - 0.5%
Southern Co. 4% 1/15/51 (c)	5,700,000	5,419,805
Vistra Operations Co. LLC:
5.625% 2/15/27(b)	3,125,000	3,082,481
7.75% 10/15/31(b)	3,800,000	3,946,638
		12,448,924
TOTAL NONCONVERTIBLE BONDS		293,980,485
TOTAL CORPORATE BONDS (Cost $297,740,681)		308,308,503

U.S. Treasury Obligations - 37.6%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds 3.875% 2/15/43	255,243,000	243,358,246
U.S. Treasury Notes:
3.5% 4/30/30	237,451,000	232,080,526
4% 6/30/28	80,608,000	80,988,999
4.125% 7/31/28	189,659,000	191,614,858
4.125% 11/15/32	130,584,000	132,736,596
TOTAL U.S. TREASURY OBLIGATIONS (Cost $868,867,502)		880,779,225

Commercial Mortgage Securities - 0.0%
	Principal Amount (a)	Value ($)
BANK Series 2020-BN30 Class MCDG, 2.9182% 12/15/53 (c)(e) (Cost $177,690)	200,000	79,781

Common Stocks - 37.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.	3,040	51,011
Verizon Communications, Inc.	1,921	72,422
		123,433
Entertainment - 0.6%
The Walt Disney Co.	87,400	7,891,346
Warner Bros Discovery, Inc. (f)	455,200	5,180,176
		13,071,522
Interactive Media & Services - 1.5%
Alphabet, Inc. Class A (f)	192,779	26,929,299
Meta Platforms, Inc. Class A (f)	20,900	7,397,764
		34,327,063
Media - 0.2%
Comcast Corp. Class A	133,030	5,833,366
Interpublic Group of Companies, Inc.	902	29,441
		5,862,807
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc.	489	78,401
TOTAL COMMUNICATION SERVICES		53,463,226
CONSUMER DISCRETIONARY - 5.1%
Automobiles - 0.5%
Stellantis NV (g)	198,299	4,624,333
Tesla, Inc. (f)	21,800	5,416,864
		10,041,197
Broadline Retail - 1.5%
Amazon.com, Inc. (f)	232,100	35,265,274
Diversified Consumer Services - 0.0%
H&R Block, Inc.	755	36,519
Hotels, Restaurants & Leisure - 2.4%
A&W Revenue Royalties Income Fund (g)	277,700	6,524,132
Genius Sports Ltd. (f)(g)	1,924,565	11,893,812
McDonald's Corp.	19,626	5,819,305
Monarch Casino & Resort, Inc.	75,300	5,206,995
Penn Entertainment, Inc. (f)	358,900	9,338,578
Pizza Pizza Royalty Corp.	942,900	10,474,690
Rush Street Interactive, Inc. (f)	1,079,439	4,846,681
Super Group SGHC Ltd. (f)	866,314	2,746,215
		56,850,408
Specialty Retail - 0.3%
Academy Sports & Outdoors, Inc.	43,425	2,866,050
Best Buy Co., Inc.	186	14,560
Burlington Stores, Inc. (f)	263	51,148
Dick's Sporting Goods, Inc.	28	4,115
Lowe's Companies, Inc.	20,250	4,506,638
TJX Companies, Inc.	1,146	107,506
		7,550,017
Textiles, Apparel & Luxury Goods - 0.4%
Columbia Sportswear Co.	72	5,727
NIKE, Inc. Class B	41,500	4,505,655
Tapestry, Inc.	671	24,700
Under Armour, Inc. Class A (sub. vtg.) (f)	493,800	4,340,502
		8,876,584
TOTAL CONSUMER DISCRETIONARY		118,619,999
CONSUMER STAPLES - 2.5%
Beverages - 0.5%
Keurig Dr. Pepper, Inc.	200,775	6,689,823
The Coca-Cola Co.	73,541	4,333,771
		11,023,594
Consumer Staples Distribution & Retail - 0.2%
Albertsons Companies, Inc.	203,405	4,678,315
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	478	28,149
BJ's Wholesale Club Holdings, Inc. (f)	540	35,996
Costco Wholesale Corp.	45	29,704
Dollar Tree, Inc. (f)	426	60,513
Metro, Inc.	474	24,536
Target Corp.	114	16,236
Walmart, Inc.	814	128,327
		5,001,776
Food Products - 1.1%
Bunge Global SA	347	35,030
Flowers Foods, Inc.	93,200	2,097,932
JBS SA	1,190,400	6,104,427
Mondelez International, Inc.	770	55,771
The J.M. Smucker Co.	54,100	6,837,158
Tyson Foods, Inc. Class A	106,400	5,719,000
WK Kellogg Co.	450,400	5,918,256
		26,767,574
Household Products - 0.0%
Procter & Gamble Co.	878	128,662
Personal Care Products - 0.7%
Estee Lauder Companies, Inc. Class A	121	17,696
Kenvue, Inc.	445,879	9,599,775
Unilever PLC	216	10,457
Unilever PLC sponsored ADR	115,900	5,618,832
		15,246,760
TOTAL CONSUMER STAPLES		58,168,366
ENERGY - 6.0%
Oil, Gas & Consumable Fuels - 6.0%
Antero Midstream GP LP (g)	359,100	4,499,523
Canadian Natural Resources Ltd.	936	61,322
Canadian Natural Resources Ltd. (g)	132,900	8,707,608
ConocoPhillips Co.	903	104,811
DHT Holdings, Inc.	5,765,228	56,556,887
Energy Transfer LP	336,500	4,643,700
Enterprise Products Partners LP	175,670	4,628,905
Exxon Mobil Corp.	75,206	7,519,096
Freehold Royalties Ltd. (g)	404,900	4,183,300
Frontline PLC (NY Shares) (g)	464,400	9,311,220
Hess Corp.	409	58,961
Hess Midstream LP	148,400	4,693,892
Imperial Oil Ltd.	1,042	59,356
MPLX LP	127,100	4,667,112
Northern Oil & Gas, Inc.	169,100	6,268,537
Phillips 66 Co.	275	36,614
Scorpio Tankers, Inc.	146,150	8,885,920
Sitio Royalties Corp.	245,023	5,760,491
Southwestern Energy Co. (f)	697,600	4,569,280
Targa Resources Corp.	53,800	4,673,606
Valero Energy Corp.	211	27,430
		139,917,571
FINANCIALS - 1.9%
Banks - 1.9%
Bank of America Corp.	356,417	12,000,560
Huntington Bancshares, Inc.	4,530	57,622
JPMorgan Chase & Co. (h)	65,342	11,114,674
M&T Bank Corp.	471	64,565
PNC Financial Services Group, Inc.	78,001	12,078,455
U.S. Bancorp	201,476	8,719,881
Wells Fargo & Co.	3,247	159,817
		44,195,574
Capital Markets - 0.0%
BlackRock, Inc. Class A	82	66,568
Consumer Finance - 0.0%
Capital One Financial Corp.	405	53,104
Financial Services - 0.0%
Edenred SA	598	35,741
Visa, Inc. Class A	205	53,372
		89,113
Insurance - 0.0%
American Financial Group, Inc.	389	46,248
Chubb Ltd.	572	129,272
Hartford Financial Services Group, Inc.	1,111	89,302
Marsh & McLennan Companies, Inc.	336	63,662
The Travelers Companies, Inc.	426	81,149
		409,633
TOTAL FINANCIALS		44,813,992
HEALTH CARE - 4.6%
Biotechnology - 0.8%
Gilead Sciences, Inc.	82,624	6,693,370
Moderna, Inc. (f)	104,000	10,342,800
		17,036,170
Health Care Providers & Services - 1.1%
Centene Corp. (f)	75,700	5,617,697
Cigna Group	314	94,027
CVS Health Corp.	116,900	9,230,424
Laboratory Corp. of America Holdings	22,000	5,000,380
UnitedHealth Group, Inc.	11,448	6,027,029
		25,969,557
Life Sciences Tools & Services - 0.6%
Danaher Corp.	33,652	7,785,054
Thermo Fisher Scientific, Inc.	12,400	6,581,796
		14,366,850
Pharmaceuticals - 2.1%
AstraZeneca PLC (United Kingdom)	55,492	7,485,311
Bristol-Myers Squibb Co.	127,443	6,539,100
Eli Lilly & Co.	23,772	13,857,174
Johnson & Johnson	33,530	5,255,492
Merck & Co., Inc.	64,197	6,998,757
Roche Holding AG:
(participation certificate)	328	95,347
sponsored ADR	240,600	8,716,938
Royalty Pharma PLC	1,410	39,607
Sanofi SA	982	97,584
		49,085,310
TOTAL HEALTH CARE		106,457,887
INDUSTRIALS - 4.1%
Aerospace & Defense - 1.1%
General Dynamics Corp.	22,946	5,958,388
Huntington Ingalls Industries, Inc.	24,496	6,360,141
Lockheed Martin Corp.	15,000	6,798,600
Northrop Grumman Corp.	12,638	5,916,353
The Boeing Co. (f)	587	153,007
		25,186,489
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	26,263	4,129,331
Building Products - 0.4%
Carrier Global Corp.	84,300	4,843,035
Johnson Controls International PLC	86,165	4,966,551
		9,809,586
Commercial Services & Supplies - 0.0%
GFL Environmental, Inc.	522	18,007
Veralto Corp.	208	17,110
		35,117
Construction & Engineering - 0.2%
Willscot Mobile Mini Holdings (f)	130,300	5,798,350
Electrical Equipment - 0.6%
AMETEK, Inc.	423	69,748
Babcock & Wilcox Enterprises, Inc. (f)	733,363	1,070,710
Eaton Corp. PLC	29,100	7,007,862
Regal Rexnord Corp.	33,629	4,977,765
		13,126,085
Ground Transportation - 0.5%
CSX Corp.	208,200	7,218,294
Uber Technologies, Inc. (f)(h)	70,000	4,309,900
		11,528,194
Industrial Conglomerates - 0.0%
General Electric Co.	1,137	145,115
Hitachi Ltd.	376	27,046
Siemens AG	224	42,024
		214,185
Machinery - 0.6%
Crane Co.	507	59,897
Fortive Corp.	56,729	4,176,956
Hillenbrand, Inc.	18,985	908,432
ITT, Inc.	39,317	4,691,304
Stanley Black & Decker, Inc.	57,200	5,611,320
		15,447,909
Passenger Airlines - 0.3%
Alaska Air Group, Inc. (f)	181,893	7,106,560
Professional Services - 0.2%
Clarivate Analytics PLC (f)(g)	465,200	4,307,752
Experian PLC	526	21,458
KBR, Inc.	605	33,523
Paychex, Inc.	66	7,861
		4,370,594
Trading Companies & Distributors - 0.0%
Watsco, Inc.	116	49,703
TOTAL INDUSTRIALS		96,802,103
INFORMATION TECHNOLOGY - 6.7%
Communications Equipment - 0.3%
Cisco Systems, Inc.	118,081	5,965,452
Electronic Equipment, Instruments & Components - 0.0%
Crane Nxt Co.	377	21,440
IT Services - 0.0%
Accenture PLC Class A	204	71,586
Amdocs Ltd.	860	75,585
GTT Communications, Inc. (e)	1,508	52,976
		200,147
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Micro Devices, Inc. (f)	66,900	9,861,729
Analog Devices, Inc.	360	71,482
NVIDIA Corp.	45,050	22,309,661
NXP Semiconductors NV	34,060	7,822,901
ON Semiconductor Corp. (f)	94,300	7,876,879
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	975	101,400
		48,044,052
Software - 3.3%
Gen Digital, Inc.	120,145	2,741,709
Microsoft Corp. (h)	170,595	64,150,544
Roper Technologies, Inc.	10,594	5,775,531
Zoom Video Communications, Inc. Class A (f)	70,300	5,055,273
		77,723,057
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc. (h)	134,758	25,944,958
Samsung Electronics Co. Ltd.	1,553	94,150
Seagate Technology Holdings PLC	140	11,952
		26,051,060
TOTAL INFORMATION TECHNOLOGY		158,005,208
MATERIALS - 2.2%
Chemicals - 0.7%
CF Industries Holdings, Inc.	74,500	5,922,750
Linde PLC	458	188,105
Nutrien Ltd.	104,600	5,892,118
The Mosaic Co.	156,700	5,598,891
		17,601,864
Containers & Packaging - 0.7%
Ball Corp.	831	47,799
Crown Holdings, Inc.	94,312	8,685,192
International Paper Co.	201,800	7,295,070
		16,028,061
Metals & Mining - 0.8%
Agnico Eagle Mines Ltd. (United States) (g)	87,600	4,804,860
ATI, Inc. (f)	95,300	4,333,291
Freeport-McMoRan, Inc.	2,921	124,347
Newmont Corp.	116,300	4,813,657
Wheaton Precious Metals Corp.	97,226	4,796,546
		18,872,701
TOTAL MATERIALS		52,502,626
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	253	54,618
Crown Castle International Corp.	56,900	6,554,311
Digital Realty Trust, Inc.	20,000	2,691,600
Lamar Advertising Co. Class A	757	80,454
Postal Realty Trust, Inc.	224,094	3,262,809
Public Storage	154	46,970
Simon Property Group, Inc.	56,100	8,002,104
Ventas, Inc.	147,800	7,366,352
		28,059,218
UTILITIES - 0.5%
Electric Utilities - 0.5%
Constellation Energy Corp.	47,443	5,545,612
Exelon Corp.	801	28,756
FirstEnergy Corp.	653	23,939
NextEra Energy, Inc.	107,412	6,524,205
PG&E Corp.	1,726	31,120
Southern Co.	959	67,245
		12,220,877
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp.	545	20,993
Multi-Utilities - 0.0%
Ameren Corp.	364	26,332
CenterPoint Energy, Inc.	1,001	28,599
Dominion Energy, Inc.	492	23,124
WEC Energy Group, Inc.	369	31,059
		109,114
TOTAL UTILITIES		12,350,984
TOTAL COMMON STOCKS (Cost $746,650,073)		869,161,180

Nonconvertible Preferred Stocks - 0.4%
	Shares	Value ($)
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Enbridge, Inc. Series L, U.S. TREASURY 5 YEAR INDEX + 3.150% 4.959% (c)(d)	110,300	2,100,112
Energy Transfer LP 7.60% (c)	220,016	5,467,398
		7,567,510
INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
Babcock & Wilcox Enterprises, Inc. 8.125%	149,087	2,937,014
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $11,357,158)		10,504,524

Bank Loan Obligations - 4.3%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 2.3%
Broadline Retail - 1.2%
Bass Pro Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 3/5/28 (c)(d)(i)	28,750,085	28,721,335
Hotels, Restaurants & Leisure - 1.1%
City Football Group Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 7/21/28 (c)(d)(i)	6,097,833	6,054,660
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.356% 1/27/29 (c)(d)(i)	6,328,954	6,327,625
Four Seasons Hotels Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.956% 11/30/29 (c)(d)(i)	13,677,190	13,714,802
		26,097,087
TOTAL CONSUMER DISCRETIONARY		54,818,422
FINANCIALS - 0.2%
Capital Markets - 0.2%
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9704% 7/25/30 (c)(d)(i)	3,391,690	3,395,929
HEALTH CARE - 0.2%
Health Care Technology - 0.2%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.606% 2/15/29 (c)(d)(i)	3,945,400	3,923,700
INDUSTRIALS - 0.8%
Air Freight & Logistics - 0.1%
Echo Global Logistics, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.750% 10.1981% 11/23/28 (c)(d)(e)(i)	1,876,250	1,876,250
2LN, term loan CME Term SOFR 3 Month Index + 7.000% 12.4832% 11/23/29 (c)(d)(e)(i)	655,000	652,380
		2,528,630
Construction & Engineering - 0.2%
Breakwater Energy Partners, LLC Tranche B 1LN, term loan 11.25% 9/1/26 (c)(d)(e)(i)	4,548,091	4,406,190
Ground Transportation - 0.5%
Uber Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.1346% 3/3/30 (c)(d)(i)	11,763,437	11,791,669
TOTAL INDUSTRIALS		18,726,489
INFORMATION TECHNOLOGY - 0.8%
Software - 0.8%
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0929% 10/26/30 (c)(d)(i)	3,700,000	3,712,321
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7128% 8/31/28 (c)(d)(i)	4,454,120	4,449,487
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4628% 4/22/28 (c)(d)(i)	1,892,107	1,874,851
Sophia LP Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.956% 10/7/27 (c)(d)(i)	2,736,005	2,738,577
Ukg, Inc. 1LN, term loan:
CME Term SOFR 1 Month Index + 4.500% 9.9882% 5/4/26 (c)(d)(i)	233,825	234,410
CME Term SOFR 3 Month Index + 3.250% 8.7643% 5/4/26 (c)(d)(i)	3,952,051	3,958,493
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.706% 2/28/27 (c)(d)(i)	2,592,826	2,596,067
		19,564,206
TOTAL BANK LOAN OBLIGATIONS (Cost $99,867,102)		100,428,746

Preferred Securities - 5.8%
	Principal Amount (a)	Value ($)
ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Energy Transfer LP:
3 month U.S. LIBOR + 4.020% 9.6693% (c)(d)(j)	13,510,000	13,144,397
6.5% (c)(j)	2,450,000	2,348,749
6.625% (c)(j)	5,700,000	4,902,077
7.125% (c)(j)	3,615,000	3,364,403
Plains All American Pipeline LP CME Term SOFR 3 Month Index + 4.110% 9.7513% (c)(d)(j)	11,825,000	11,576,449
		35,336,075
FINANCIALS - 3.3%
Banks - 2.5%
Bank of America Corp.:
CME Term SOFR 3 Month Index + 3.390% 8.7737% (c)(d)(j)	3,900,000	3,931,066
6.25% (c)(j)	3,585,000	3,624,616
6.5% (c)(j)	6,170,000	6,216,801
Citigroup, Inc.:
7.625% (c)(j)	3,000,000	3,126,790
9.1073% (c)(d)(j)	3,700,000	3,753,243
JPMorgan Chase & Co.:
CME Term SOFR 3 Month Index + 2.840% 8.2187% (c)(d)(j)	13,730,000	13,870,082
4.6% (c)(j)	5,910,000	5,812,160
5% (c)(j)	5,788,000	5,802,781
6.125% (c)(j)	4,620,000	4,627,555
Wells Fargo & Co.:
5.9% (c)(j)	4,350,000	4,316,061
7.625% (c)(j)	4,000,000	4,200,425
		59,281,580
Capital Markets - 0.7%
Charles Schwab Corp. 5.375% (c)(j)	4,805,000	4,760,301
Goldman Sachs Group, Inc. CME Term SOFR 3 Month Index + 3.130% 8.5047% (c)(d)(j)	3,520,000	3,565,002
Morgan Stanley 5.875% (c)(j)	3,220,000	3,132,671
State Street Corp. CME Term SOFR 3 Month Index + 2.530% 8.1852% (c)(d)(j)	5,065,000	5,040,259
		16,498,233
Consumer Finance - 0.1%
Ally Financial, Inc. 4.7% (c)(j)	3,210,000	2,197,117
TOTAL FINANCIALS		77,976,930
UTILITIES - 1.0%
Electric Utilities - 0.2%
Duke Energy Corp. 4.875% (c)(j)	4,775,000	4,768,544
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.:
7% (b)(c)(j)	5,995,000	5,924,570
8% (b)(c)(j)	2,885,000	2,920,975
		8,845,545
Multi-Utilities - 0.4%
Dominion Energy, Inc. 4.65% (c)(j)	5,455,000	5,195,820
Sempra 4.875% (c)(j)	3,515,000	3,474,640
		8,670,460
TOTAL UTILITIES		22,284,549
TOTAL PREFERRED SECURITIES (Cost $131,620,828)		135,597,554

Other - 1.0%
	Shares	Value ($)
Other - 1.0%
Fidelity Private Credit Central Fund LLC (k)(l) (Cost $23,787,179)	2,393,014	24,121,580

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (m)	15,235,251	15,238,298
Fidelity Securities Lending Cash Central Fund 5.40% (m)(n)	27,527,185	27,529,938
TOTAL MONEY MARKET FUNDS (Cost $42,768,236)		42,768,236

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $2,222,836,449)	2,371,749,329
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(28,430,778)
NET ASSETS - 100.0%	2,343,318,551

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Apple, Inc.	Chicago Board Options Exchange	495	9,530,235	195.00	02/16/24	(256,163)
JPMorgan Chase & Co.	Chicago Board Options Exchange	100	1,701,000	155.00	01/19/24	(153,250)
Microsoft Corp.	Chicago Board Options Exchange	792	29,782,368	360.00	01/19/24	(1,469,160)
Uber Technologies, Inc.	Chicago Board Options Exchange	200	1,231,400	50.00	01/19/24	(235,500)
Uber Technologies, Inc.	Chicago Board Options Exchange	500	3,078,500	52.50	01/19/24	(465,000)

TOTAL WRITTEN OPTIONS						(2,579,073)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $213,356,342 or 9.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Level 3 security
(f)	Non-income producing
(g)	Security or a portion of the security is on loan at period end.
(h)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $45,323,503.
(i)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(j)	Security is perpetual in nature with no stated maturity date.
(k)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments.
(l)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,121,580 or 1.0% of net assets.

(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(n)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Fidelity Private Credit Central Fund LLC	4/28/22 - 12/12/23	23,787,179

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	18,295,144	1,014,805,276	1,017,862,122	505,696	-	-	15,238,298	0.0%
Fidelity Private Credit Central Fund LLC	13,386,113	10,354,772	-	2,871,428	34,577	346,118	24,121,580	3.6%
Fidelity Securities Lending Cash Central Fund 5.40%	30,634,576	236,134,585	239,239,223	158,161	-	-	27,529,938	0.1%
Total	62,315,833	1,261,294,633	1,257,101,345	3,535,285	34,577	346,118	66,889,816

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	53,463,226	53,463,226	-	-
Consumer Discretionary	118,619,999	118,619,999	-	-
Consumer Staples	58,168,366	58,157,909	10,457	-
Energy	147,485,081	147,485,081	-	-
Financials	44,813,992	44,813,992	-	-
Health Care	106,457,887	98,779,645	7,678,242	-
Industrials	99,739,117	99,648,589	90,528	-
Information Technology	158,005,208	157,952,232	-	52,976
Materials	52,502,626	52,502,626	-	-
Real Estate	28,059,218	28,059,218	-	-
Utilities	12,350,984	12,350,984	-	-

Corporate Bonds	308,308,503	-	308,308,503	-

U.S. Government and Government Agency Obligations	880,779,225	-	880,779,225	-

Commercial Mortgage Securities	79,781	-	-	79,781

Bank Loan Obligations	100,428,746	-	93,493,926	6,934,820

Preferred Securities	135,597,554	-	135,597,554	-

Other	24,121,580	-	24,121,580	-

Money Market Funds	42,768,236	42,768,236	-	-
Total Investments in Securities:	2,371,749,329	914,601,737	1,450,080,015	7,067,577
Derivative Instruments: Liabilities
Written Options	(2,579,073)	(2,579,073)	-	-
Total Liabilities	(2,579,073)	(2,579,073)	-	-
Total Derivative Instruments:	(2,579,073)	(2,579,073)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	0	(2,579,073)
Total Equity Risk	0	(2,579,073)
Total Value of Derivatives	0	(2,579,073)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $26,632,446) - See accompanying schedule:
Unaffiliated issuers (cost $2,156,281,034)	$2,304,859,513
Fidelity Central Funds (cost $66,555,415)	66,889,816

Total Investment in Securities (cost $2,222,836,449)		$2,371,749,329
Cash		5,699
Foreign currency held at value (cost $24,503)		24,503
Receivable for investments sold		250,135
Receivable for fund shares sold		6,326,845
Dividends receivable		1,210,694
Interest receivable		18,688,179
Distributions receivable from Fidelity Central Funds		381,609
Prepaid expenses		1,863
Other receivables		11,332
Total assets		2,398,650,188
Liabilities
Payable for investments purchased	$19,809,106
Payable for fund shares redeemed	3,059,527
Distributions payable	716,927
Accrued management fee	1,027,832
Distribution and service plan fees payable	128,227
Written options, at value (premium received $840,654)	2,579,073
Other affiliated payables	311,291
Other payables and accrued expenses	169,872
Collateral on securities loaned	27,529,782
Total Liabilities		55,331,637
Commitments and contingent liabilities (see Commitments note)
Net Assets		$2,343,318,551
Net Assets consist of:
Paid in capital		$2,414,041,020
Total accumulated earnings (loss)		(70,722,469)
Net Assets		$2,343,318,551

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($217,454,061 ÷ 16,286,257 shares)(a)		$13.35
Maximum offering price per share (100/96.00 of $13.35)		$13.91
Class M :
Net Asset Value and redemption price per share ($24,030,827 ÷ 1,797,839 shares)(a)		$13.37
Maximum offering price per share (100/96.00 of $13.37)		$13.93
Class C :
Net Asset Value and offering price per share ($97,311,346 ÷ 7,301,486 shares)(a)		$13.33
Fidelity Multi-Asset Income Fund :
Net Asset Value, offering price and redemption price per share ($1,050,521,233 ÷ 78,644,001 shares)		$13.36
Class I :
Net Asset Value, offering price and redemption price per share ($695,649,023 ÷ 52,091,340 shares)		$13.35
Class Z :
Net Asset Value, offering price and redemption price per share ($258,352,061 ÷ 19,341,472 shares)		$13.36
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$32,476,701
Interest		68,577,134
Income from Fidelity Central Funds (including $158,161 from security lending)		3,511,733
Total Income		104,565,568
Expenses
Management fee	$11,246,917
Transfer agent fees	2,627,565
Distribution and service plan fees	1,356,681
Accounting fees	755,141
Custodian fees and expenses	61,018
Independent trustees' fees and expenses	7,188
Registration fees	233,422
Audit	82,940
Legal	6,364
Interest	13,748
Miscellaneous	46,623
Total expenses before reductions	16,437,607
Expense reductions	(155,879)
Total expenses after reductions		16,281,728
Net Investment income (loss)		88,283,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(14,868,215)
Affiliated issuers	34,577
Foreign currency transactions	(84,777)
Written options	(4,774,672)
Capital gain distributions from Fidelity Central Funds	23,552
Total net realized gain (loss)		(19,669,535)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	153,905,842
Affiliated issuers	346,118
Assets and liabilities in foreign currencies	6,829
Written options	(1,738,419)
Total change in net unrealized appreciation (depreciation)		152,520,370
Net gain (loss)		132,850,835
Net increase (decrease) in net assets resulting from operations		$221,134,675
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$88,283,840	$64,882,530
Net realized gain (loss)	(19,669,535)	(190,308,842)
Change in net unrealized appreciation (depreciation)	152,520,370	(142,207,654)
Net increase (decrease) in net assets resulting from operations	221,134,675	(267,633,966)
Distributions to shareholders	(88,768,777)	(79,967,145)

Share transactions - net increase (decrease)	473,148,435	192,272,417
Total increase (decrease) in net assets	605,514,333	(155,328,694)

Net Assets
Beginning of period	1,737,804,218	1,893,132,912
End of period	$2,343,318,551	$1,737,804,218

Financial Highlights
Fidelity Advisor® Multi-Asset Income Fund Class A

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.48	$14.97	$13.15	$11.72	$9.81
Income from Investment Operations
Net investment income (loss) A,B	.527	.440	.339	.384	.293
Net realized and unrealized gain (loss)	.874	(2.378)	1.923	1.464	1.922
Total from investment operations	1.401	(1.938)	2.262	1.848	2.215
Distributions from net investment income	(.531)	(.448)	(.407)	(.401)	(.298)
Distributions from net realized gain	-	(.104)	(.035)	(.017)	(.007)
Total distributions	(.531)	(.552)	(.442)	(.418)	(.305)
Net asset value, end of period	$13.35	$12.48	$14.97	$13.15	$11.72
Total Return C,D	11.43%	(13.08)%	17.40%	16.26%	22.84%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.00%	1.00%	1.01%	1.13%	1.26%
Expenses net of fee waivers, if any	.99%	1.00%	1.01%	1.10%	1.10%
Expenses net of all reductions	.99%	1.00%	1.01%	1.08%	1.09%
Net investment income (loss)	4.09%	3.34%	2.35%	3.27%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$217,454	$151,549	$132,537	$30,583	$23,438
Portfolio turnover rate G	175%	256%	150%	308%	298%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Multi-Asset Income Fund Class M

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.50	$14.99	$13.15	$11.72	$9.81
Income from Investment Operations
Net investment income (loss) A,B	.531	.444	.342	.383	.292
Net realized and unrealized gain (loss)	.873	(2.379)	1.943	1.463	1.923
Total from investment operations	1.404	(1.935)	2.285	1.846	2.215
Distributions from net investment income	(.534)	(.451)	(.410)	(.399)	(.298)
Distributions from net realized gain	-	(.104)	(.035)	(.017)	(.007)
Total distributions	(.534)	(.555)	(.445)	(.416)	(.305)
Net asset value, end of period	$13.37	$12.50	$14.99	$13.15	$11.72
Total Return C,D	11.44%	(13.05)%	17.58%	16.24%	22.84%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.98%	.99%	.99%	1.13%	1.30%
Expenses net of fee waivers, if any	.97%	.99%	.99%	1.10%	1.10%
Expenses net of all reductions	.97%	.99%	.99%	1.08%	1.09%
Net investment income (loss)	4.11%	3.36%	2.37%	3.27%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$24,031	$18,176	$18,698	$11,048	$9,719
Portfolio turnover rate G	175%	256%	150%	308%	298%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Multi-Asset Income Fund Class C

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.46	$14.94	$13.13	$11.70	$9.80
Income from Investment Operations
Net investment income (loss) A,B	.430	.341	.231	.298	.210
Net realized and unrealized gain (loss)	.873	(2.368)	1.917	1.463	1.915
Total from investment operations	1.303	(2.027)	2.148	1.761	2.125
Distributions from net investment income	(.433)	(.349)	(.303)	(.314)	(.218)
Distributions from net realized gain	-	(.104)	(.035)	(.017)	(.007)
Total distributions	(.433)	(.453)	(.338)	(.331)	(.225)
Net asset value, end of period	$13.33	$12.46	$14.94	$13.13	$11.70
Total Return C,D	10.61%	(13.69)%	16.50%	15.44%	21.87%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.75%	1.76%	1.76%	1.84%	2.13%
Expenses net of fee waivers, if any	1.74%	1.76%	1.76%	1.84%	1.85%
Expenses net of all reductions	1.74%	1.75%	1.76%	1.82%	1.84%
Net investment income (loss)	3.34%	2.59%	1.60%	2.53%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$97,311	$66,028	$61,356	$13,015	$4,634
Portfolio turnover rate G	175%	256%	150%	308%	298%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Multi-Asset Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.49	$14.98	$13.15	$11.72	$9.81
Income from Investment Operations
Net investment income (loss) A,B	.563	.480	.378	.417	.322
Net realized and unrealized gain (loss)	.873	(2.381)	1.934	1.460	1.919
Total from investment operations	1.436	(1.901)	2.312	1.877	2.241
Distributions from net investment income	(.566)	(.485)	(.447)	(.430)	(.324)
Distributions from net realized gain	-	(.104)	(.035)	(.017)	(.007)
Total distributions	(.566)	(.589)	(.482)	(.447)	(.331)
Net asset value, end of period	$13.36	$12.49	$14.98	$13.15	$11.72
Total Return C	11.72%	(12.83)%	17.80%	16.55%	23.14%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.73%	.73%	.74%	.85%	.94%
Expenses net of fee waivers, if any	.72%	.73%	.74%	.85%	.85%
Expenses net of all reductions	.72%	.73%	.74%	.83%	.84%
Net investment income (loss)	4.36%	3.62%	2.63%	3.53%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,050,521	$912,819	$1,125,873	$211,236	$60,534
Portfolio turnover rate F	175%	256%	150%	308%	298%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Multi-Asset Income Fund Class I

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.48	$14.97	$13.15	$11.72	$9.81
Income from Investment Operations
Net investment income (loss) A,B	.559	.474	.375	.417	.319
Net realized and unrealized gain (loss)	.874	(2.379)	1.924	1.461	1.922
Total from investment operations	1.433	(1.905)	2.299	1.878	2.241
Distributions from net investment income	(.563)	(.481)	(.444)	(.431)	(.324)
Distributions from net realized gain	-	(.104)	(.035)	(.017)	(.007)
Total distributions	(.563)	(.585)	(.479)	(.448)	(.331)
Net asset value, end of period	$13.35	$12.48	$14.97	$13.15	$11.72
Total Return C	11.70%	(12.87)%	17.70%	16.56%	23.14%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.75%	.76%	.76%	.83%	1.00%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.83%	.85%
Expenses net of all reductions	.75%	.76%	.76%	.81%	.84%
Net investment income (loss)	4.33%	3.59%	2.60%	3.54%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$695,649	$429,436	$461,353	$55,206	$26,507
Portfolio turnover rate F	175%	256%	150%	308%	298%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Multi-Asset Income Fund Class Z

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.49	$14.98	$13.15	$11.72	$9.81
Income from Investment Operations
Net investment income (loss) A,B	.572	.480	.388	.431	.335
Net realized and unrealized gain (loss)	.874	(2.372)	1.933	1.457	1.916
Total from investment operations	1.446	(1.892)	2.321	1.888	2.251
Distributions from net investment income	(.576)	(.494)	(.456)	(.441)	(.334)
Distributions from net realized gain	-	(.104)	(.035)	(.017)	(.007)
Total distributions	(.576)	(.598)	(.491)	(.458)	(.341)
Net asset value, end of period	$13.36	$12.49	$14.98	$13.15	$11.72
Total Return C	11.81%	(12.77)%	17.87%	16.65%	23.25%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.65%	.66%	.67%	.77%	.85%
Expenses net of fee waivers, if any	.65%	.66%	.67%	.76%	.76%
Expenses net of all reductions	.65%	.66%	.67%	.74%	.75%
Net investment income (loss)	4.43%	3.69%	2.69%	3.61%	3.03%
Supplemental Data
Net assets, end of period (000 omitted)	$258,352	$159,796	$93,316	$20,701	$5,123
Portfolio turnover rate F	175%	256%	150%	308%	298%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Private Credit Central Fund LLC, please refer to the Investment in Fidelity Private Credit Central Fund LLC note found in the Notes to  Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Advisor Multi-Asset Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Multi-Asset Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Private Credit Central Fund LLC.
The Fund invests in Fidelity Private Credit Central Fund LLC (formerly Fidelity Direct Lending Fund, LP), which is a limited liability company available only to certain investment companies managed by the investment adviser and its affiliates. On June 1, 2023, Fidelity Private Credit Central Fund elected to be regulated as a business development company (BDC). Fidelity Private Credit Central Fund LLC's units are not registered under the Securities Act of 1933 and are subject to substantial restrictions on transfer. The Fund has no redemption rights under Fidelity Private Credit Central Fund LLC's limited liability company agreement. There will be no trading market for the units.

Based on its investment objective, Fidelity Private Credit Central Fund LLC may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Private Credit Central Fund LLC and thus a decline in the value of the Fund. Fidelity Private Credit Central Fund LLC intends to invest primarily in directly originated loans to private companies but also with liquid credit investments, like broadly syndicated loans, and other select private credit investments.

The Schedule of Investments lists Fidelity Private Credit Central Fund LLC as an investment as of period end, but does not include the underlying holdings of Fidelity Private Credit Central Fund LLC. Fidelity Private Credit Central Fund LLC represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Private Credit Central Fund LLC. The annualized expense ratio for Fidelity Private Credit Central Fund LLC for the nine month period ended September 30, 2023 was 9.63%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Private Credit Central Fund LLC is valued at its net asset value (NAV) each month end and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividend receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying funds, foreign currency transactions, passive foreign investment companies (PFIC), contingent interest, equity-debt classifications, certain conversion ratio adjustments, partnerships, capital loss carryforwards and losses deferred due to wash sales and options.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$165,739,646
Gross unrealized depreciation	(24,206,855)
Net unrealized appreciation (depreciation)	$141,532,791
Tax Cost	$2,227,637,465

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(206,745,876)
Net unrealized appreciation (depreciation) on securities and other investments	$138,111,062

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(183,559,393)
Long-term	(23,186,483)
Total capital loss carryforward	$(206,745,876)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$88,768,777	$65,902,273
Long-term Capital Gains	-	14,064,872
Total	$88,768,777	$79,967,145

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Advisor Multi-Asset Income Fund	Fidelity Private Credit Central Fund LLC	$9,165,981
5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity Advisor Multi-Asset Income Fund
Equity Risk
Written Options	(4,774,672)	(1,738,419)
Total Equity Risk	(4,774,672)	(1,738,419)
Interest Rate Risk
Totals	(4,774,672)	(1,738,419)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average contracts amount is presented.
6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Multi-Asset Income Fund	2,680,400,929	2,971,145,181
7. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$471,122	$32,770
Class M	-%	.25%	57,767	-
Class C	.75%	.25%	827,792	245,029
			$1,356,681	$277,799

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$67,931
Class M	8,048
Class C A	515
$76,494

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1437%
Class M	0.1252%
Class C	0.1461%
Fidelity Multi-Asset Income Fund	0.1263%
Class I	0.1490%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$271,826.14
Class M	28,731.12
Class C	121,019.15
Fidelity Multi-Asset Income Fund	1,244,884.13
Class I	861,296.15
Class Z	99,809.05
	$2,627,565

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor Multi-Asset Income Fund	0.0365%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Multi-Asset Income Fund	.04
Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.71
Class M	0.69
Class C	0.71
Fidelity Multi-Asset Income Fund	0.69
Class I	0.71
Class Z	0.61

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Advisor Multi-Asset Income Fund	$46,044

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Multi-Asset Income Fund	Borrower	$10,432,556	5.27%	$13,748

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Multi-Asset Income Fund	98,177,133	44,602,064	(4,471,908)
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Multi-Asset Income Fund	$3,516
9. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Multi-Asset Income Fund	$16,954	$-	$-
10. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee with respect to the portion of the Fund's assets invested in Fidelity Private Credit Central Fund LLC until April 30, 2025. During the period, this waiver reduced the Fund's management fee by $68,713.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $22,634.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $64,532.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Advisor Multi-Asset Income Fund
Distributions to shareholders
Class A	$ 7,754,725	$5,772,546
Class M	953,328	759,383
Class C	2,783,408	2,169,681
Fidelity Multi-Asset Income Fund	43,103,018	44,657,109
Class I	25,270,299	20,536,453
Class Z	8,903,999	6,071,973
Total	$88,768,777	$79,967,145
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Advisor Multi-Asset Income Fund
Class A
Shares sold	7,188,675	6,336,833	$93,140,549	$85,415,686
Reinvestment of distributions	594,257	434,015	7,702,451	5,697,737
Shares redeemed	(3,638,476)	(3,481,264)	(46,877,488)	(46,490,265)
Net increase (decrease)	4,144,456	3,289,584	$53,965,512	$44,623,158
Class M
Shares sold	1,156,437	606,872	$15,026,676	$8,184,084
Reinvestment of distributions	71,484	56,339	927,719	744,403
Shares redeemed	(884,770)	(455,853)	(11,411,762)	(6,077,604)
Net increase (decrease)	343,151	207,358	$4,542,633	$2,850,883
Class C
Shares sold	3,223,512	2,507,496	$41,625,256	$34,008,784
Reinvestment of distributions	214,459	163,306	2,774,182	2,146,933
Shares redeemed	(1,436,237)	(1,477,001)	(18,519,208)	(19,604,187)
Net increase (decrease)	2,001,734	1,193,801	$25,880,230	$16,551,530
Fidelity Multi-Asset Income Fund
Shares sold	31,353,312	31,508,307	$407,148,901	$430,437,209
Reinvestment of distributions	2,783,876	2,905,716	36,124,114	38,469,681
Shares redeemed	(28,593,663)	(36,488,320)	(369,480,090)	(485,233,528)
Net increase (decrease)	5,543,525	(2,074,297)	$73,792,925	$(16,326,638)
Class I
Shares sold	33,707,412	28,061,399	$436,588,435	$381,135,730
Reinvestment of distributions	1,898,815	1,499,206	24,611,062	19,757,925
Shares redeemed	(17,914,182)	(25,971,837)	(230,743,002)	(344,201,843)
Net increase (decrease)	17,692,045	3,588,768	$230,456,495	$56,691,812
Class Z
Shares sold	10,309,136	12,397,128	$133,126,083	$166,221,659
Reinvestment of distributions	574,699	402,239	7,450,113	5,239,020
Shares redeemed	(4,339,760)	(6,232,578)	(56,065,556)	(83,579,007)
Net increase (decrease)	6,544,075	6,566,789	$84,510,640	$87,881,672

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Advisor Multi-Asset Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Multi-Asset Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
Fidelity Advisor® Multi-Asset Income Fund
Class A	.98%
Actual		$ 1,000	$ 1,041.50	$ 5.04
Hypothetical-B		$ 1,000	$ 1,020.27	$ 4.99
Class M	.96%
Actual		$ 1,000	$ 1,042.30	$ 4.94
Hypothetical-B		$ 1,000	$ 1,020.37	$ 4.89
Class C	1.73%
Actual		$ 1,000	$ 1,037.60	$ 8.89
Hypothetical-B		$ 1,000	$ 1,016.48	$ 8.79
Fidelity® Multi-Asset Income Fund	.72%
Actual		$ 1,000	$ 1,042.90	$ 3.71
Hypothetical-B		$ 1,000	$ 1,021.58	$ 3.67
Class I	.74%
Actual		$ 1,000	$ 1,042.80	$ 3.81
Hypothetical-B		$ 1,000	$ 1,021.48	$ 3.77
Class Z	.64%
Actual		$ 1,000	$ 1,043.30	$ 3.30
Hypothetical-B		$ 1,000	$ 1,021.98	$ 3.26

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 19.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $33,491,507 of distributions paid in the calendar year 2022, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $55,166,876 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.
A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Fidelity Multi-Asset Income Fund	Class I	Class Z
January 2023	10%	10%	12%	9%	9%	9%
February 2023	10%	10%	11%	9%	9%	9%
March 2023	10%	11%	13%	9%	9%	9%
April 2023	10%	10%	12%	9%	9%	9%
May 2023	10%	10%	12%	9%	9%	9%
June 2023	10%	9%	12%	9%	9%	9%
July 2023	10%	10%	12%	9%	9%	9%
August 2023	10%	10%	12%	9%	9%	10%
September 2023	10%	10%	12%	9%	9%	9%
October 2023	10%	10%	12%	9%	9%	9%
November 2023	10%	10%	12%	9%	9%	9%
December 2023	10%	10%	12%	9%	9%	9%
A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Fidelity Multi-Asset Income Fund	Class I	Class Z
January 2023	17.89%	17.93%	22.84%	16.61%	16.81%	16.28%
February 2023	17.93%	18.08%	20.84%	17.26%	17.26%	16.50%
March 2023	18.20%	19.39%	23.30%	16.64%	17.06%	16.67%
April 2023	18.16%	18.31%	23.61%	17.15%	17.15%	16.80%
May 2023	18.32%	17.83%	21.81%	16.58%	17.17%	16.72%
June 2023	17.90%	16.48%	22.42%	16.66%	17.31%	16.22%
July 2023	18.03%	17.64%	22.49%	16.74%	17.04%	16.40%
August 2023	17.89%	17.54%	21.14%	16.69%	16.88%	17.58%
September 2023	18.03%	17.89%	22.62%	16.76%	16.89%	16.67%
October 2023	17.91%	17.45%	21.73%	16.79%	16.95%	16.70%
November 2023	17.69%	17.83%	21.28%	16.83%	16.97%	16.71%
December 2023	18.08%	17.81%	22.68%	16.77%	16.94%	16.48%

A percentage of the dividends distributed during the fiscal year qualify as a section 199A dividend:

	Class A	Class M	Class C	Fidelity Multi-Asset Income Fund	Class I	Class Z
January 2023	2.33%	2.34%	2.98%	2.17%	2.19%	2.12%
February 2023	2.34%	2.36%	2.72%	2.25%	2.25%	2.15%
March 2023	2.37%	2.53%	3.04%	2.17%	2.22%	2.17%
April 2023	2.37%	2.39%	3.08%	2.24%	2.24%	2.19%
May 2023	2.39%	2.32%	2.84%	2.16%	2.24%	2.18%
June 2023	2.33%	2.15%	2.92%	2.17%	2.26%	2.12%
July 2023	2.35%	2.30%	2.93%	2.18%	2.22%	2.14%
August 2023	2.33%	2.29%	2.76%	2.18%	2.20%	2.29%
September 2023	2.35%	2.33%	2.95%	2.19%	2.20%	2.17%
October 2023	2.34%	2.28%	2.83%	2.19%	2.21%	2.18%
November 2023	2.31%	2.32%	2.77%	2.19%	2.21%	2.18%
December 2023	2.36%	2.32%	2.96%	2.19%	2.21%	2.15%

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Multi-Asset Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.10%, 1.10%, 1.85%, 0.85%, 0.76%, and 0.85% through April 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	21,333,918,003.710	98.990
Withheld	218,238,294.280	1.010
TOTAL	21,552,156,297.990	100.000
Jennifer Toolin McAuliffe
Affirmative	21,341,064,648.470	99.020
Withheld	211,091,649.520	0.980
TOTAL	21,552,156,297.990	100.000
Christine J. Thompson
Affirmative	21,338,732,597.390	99.010
Withheld	213,423,700.600	0.990
TOTAL	21,552,156,297.990	100.000
Elizabeth S. Acton
Affirmative	21,317,028,547.600	98.910
Withheld	235,127,750.390	1.090
TOTAL	21,552,156,297.990	100.000
Laura M. Bishop
Affirmative	21,336,468,393.320	99.000
Withheld	215,687,904.670	1.000
TOTAL	21,552,156,297.990	100.000
Ann E. Dunwoody
Affirmative	21,320,223,866.150	98.920
Withheld	231,932,431.840	1.080
TOTAL	21,552,156,297.990	100.000
John Engler
Affirmative	21,279,172,233.730	98.730
Withheld	272,984,064.260	1.270
TOTAL	21,552,156,297.990	100.000
Robert F. Gartland
Affirmative	21,319,450,613.340	98.920
Withheld	232,705,684.650	1.080
TOTAL	21,552,156,297.990	100.000
Robert W. Helm
Affirmative	21,334,642,392.210	98.990
Withheld	217,513,905.780	1.010
TOTAL	21,552,156,297.990	100.000
Arthur E. Johnson
Affirmative	21,298,270,597.120	98.820
Withheld	253,885,700.870	1.180
TOTAL	21,552,156,297.990	100.000
Michael E. Kenneally
Affirmative	20,916,217,437.980	97.050
Withheld	635,938,860.010	2.950
TOTAL	21,552,156,297.990	100.000
Mark A. Murray
Affirmative	21,321,664,592.720	98.930
Withheld	230,491,705.270	1.070
TOTAL	21,552,156,297.990	100.000
Carol J. Zierhoffer
Affirmative	21,337,428,755.990	99.000
Withheld	214,727,542.000	1.000
TOTAL	21,552,156,297.990	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9865887.108
AMAI-ANN-0224
Fidelity® Series International Credit Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Series International Credit Fund	7.77%	1.86%	1.58%

A   From July 25, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Credit Fund, on July 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate Credit Ex U.S. Index (Hedged USD) performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global investment-grade bonds gained 8.68% in 2023, according to the Bloomberg Global Aggregate Credit Index (Hedged USD), as falling commodity prices, cooling inflation and the easing of monetary tightening efforts by the U.S. Federal Reserve and other central banks provided a favorable backdrop for global credit assets. The strong gain followed a difficult 2022, during which the index returned -14.22%. The 2023 advance was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The bond market saw sluggish returns for much of the year, including sharp sell-offs in September and October after the U.S. Fed temporarily adopted a "higher for longer" message on interest rates. But after the Fed struck a more optimistic tone at its committee meetings in November and December, a strong relief rally followed, as investors priced in the expectation of rate cuts in 2024. That said, the magnitude of future global easing remains uncertain at year-end. Between March 2022 and July 2023, the Fed hiked its benchmark interest rate 11 times, from a target range of 0% to 0.25% to a range of 5.25% to 5.50%, a 22-year high, before pausing and deciding to hold rates steady through year-end. To varying degrees, other major central banks have followed the Fed's lead: the Bank of England's benchmark rate stood at 5.25% at year-end, while the European Central Bank's was at 4% after policymakers paused increases in October.
Comments from Co-Portfolio Managers Michael Foggin, Lisa Easterbrook and Andrew Lewis:
For the year, the fund returned 7.77%, lagging, net of fees, the 8.70% result of the benchmark the Bloomberg Global Aggregate Credit Ex US Index (Hedged USD). At year-end, about 68% of the portfolio was in corporate bond holdings, while 12% was in non-benchmark exposure to U.S. government bonds and roughly 14% in non-U.S. government securities. The fund also had about a 5% allocation to cash as of December 31. Roughly 45% of the fund was invested in investment-grade securities rates A and above, while about 45% was in bonds rated BBB and lower. Versus the Bloomberg benchmark, the largest individual relative detractor was a sizable sub-investment-grade stake in Credit Suisse. In March, Swiss regulators orchestrated the bank's takeover by its chief Swiss banking rival, UBS Group, resulting in the loss of our sub-investment-grade position. Holdings in the debt of European property company Heimstaden also detracted from the relative result. Conversely, an overweight stake in senior Credit Suisse bonds, which were folded into the new UBS Group, contributed to the fund's relative result. Top fund holdings at the end of the year included European Investment Bank bonds, KfW and Swiss Re.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures and Swaps - 22.2%
Forward foreign currency contracts - (70.0)%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Forward foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 61.4%
		Principal Amount (a)	Value ($)
Australia - 1.7%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	149,180
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	600,000	571,726
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	500,000	539,926
6.75% 12/2/44 (Reg. S) (b)		570,000	566,438
TOTAL AUSTRALIA			1,827,270
Belgium - 0.5%
KBC Group NV 6.324% 9/21/34 (b)(c)		550,000	580,901
Denmark - 1.8%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	819,958
4.625% 4/13/27 (Reg. S) (b)	GBP	200,000	252,696
4.75% 6/21/30 (Reg. S) (b)	EUR	561,000	652,610
Jyske Bank A/S 5% 10/26/28 (b)	EUR	225,000	258,075
TOTAL DENMARK			1,983,339
Finland - 0.6%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	600,000	683,749
France - 4.9%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		225,000	195,696
2.5% 3/31/32 (Reg. S) (b)	EUR	600,000	626,400
4.125% 5/24/33 (Reg. S)	EUR	600,000	697,906
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	600,000	600,385
Credit Agricole SA 1.25% 10/2/24 (Reg. S)	GBP	100,000	123,678
Electricite de France SA:
5.5% 1/25/35 (Reg. S)	GBP	600,000	771,597
5.7% 5/23/28 (c)		350,000	362,126
6.25% 5/23/33 (c)		350,000	378,765
Engie SA 4.25% 9/6/34 (Reg. S)	EUR	300,000	350,978
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	191,692
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	100,000	109,841
1.75% 10/7/27 (Reg. S)	EUR	200,000	219,962
Societe Generale:
4.75% 11/24/25 (c)		200,000	195,862
6.691% 1/10/34 (b)(c)		200,000	211,193
Technip Energies NV 1.125% 5/28/28	EUR	300,000	298,537
TOTAL FRANCE			5,334,618
Germany - 9.8%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	472,500	202,778
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	2,000,000	762,829
5% 4/27/27 (Reg. S) (b)	EUR	200,000	72,861
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	300,000	345,562
Bayer U.S. Finance LLC 6.375% 11/21/30 (c)		300,000	308,658
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	100,000	135,399
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	400,000	432,016
4% 6/24/32 (Reg. S) (b)	EUR	800,000	848,275
6.125% 12/12/30 (Reg. S) (b)	GBP	800,000	1,032,409
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	500,000	470,517
KfW:
0% 3/31/27 (Reg. S)	EUR	1,000,000	1,021,447
0% 9/17/30 (Reg. S)	EUR	2,700,000	2,530,322
2.875% 5/29/26 (Reg. S)	EUR	935,000	1,040,907
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	200,000	236,698
Schaeffler AG 3.375% 10/12/28 (Reg. S)	EUR	400,000	427,229
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	298,418
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	210,302
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	305,594
TOTAL GERMANY			10,682,221
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	250,000	268,911
Hong Kong - 1.3%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	300,000	282,087
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,300,000	1,139,304
TOTAL HONG KONG			1,421,391
Ireland - 2.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	151,901
AIB Group PLC 2.25% 4/4/28 (Reg. S) (b)	EUR	1,200,000	1,269,739
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	800,000	823,176
2.029% 9/30/27 (b)(c)		950,000	866,213
TOTAL IRELAND			3,111,029
Italy - 0.8%
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	300,000	315,040
UniCredit SpA 2.731% 1/15/32 (Reg. S) (b)	EUR	539,000	557,780
TOTAL ITALY			872,820
Luxembourg - 2.4%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	841,638
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	1,050,000	969,924
1.75% 3/12/29 (Reg. S)	EUR	600,000	556,599
2.625% 10/20/28 (Reg. S)	GBP	250,000	271,532
TOTAL LUXEMBOURG			2,639,693
Mexico - 1.7%
Petroleos Mexicanos 6.5% 3/13/27		1,980,000	1,840,163
Netherlands - 2.3%
ING Groep NV:
4.5% 5/23/29 (Reg. S) (b)	EUR	500,000	568,634
4.75% 5/23/34 (Reg. S) (b)	EUR	900,000	1,056,211
JDE Peet's BV 2.25% 9/24/31 (c)		150,000	120,135
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	300,000	341,886
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	100,000	116,929
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	200,000	230,736
TOTAL NETHERLANDS			2,434,531
Poland - 0.4%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	500,000	397,698
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	300,000	297,521
Spain - 0.4%
Iberdrola Finanzas SAU 7.375% 1/29/24	GBP	100,000	127,582
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	300,000	337,354
TOTAL SPAIN			464,936
Sweden - 0.6%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	227,138
Samhallsbyggnadsbolaget I Norden AB:
1.75% 1/14/25 (Reg. S)	EUR	200,000	189,883
2.25% 8/12/27 (Reg. S)	EUR	250,000	184,890
TOTAL SWEDEN			601,911
Switzerland - 4.8%
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		902,000	889,065
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		964,000	934,104
5.75% 8/15/50 (Reg. S) (b)		1,300,000	1,280,734
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	500,000	564,262
4.194% 4/1/31 (b)(c)		250,000	232,761
4.282% 1/9/28 (c)		298,000	288,640
4.75% 3/17/32 (Reg. S) (b)	EUR	270,000	313,792
4.988% 8/5/33 (Reg. S) (b)		200,000	193,366
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		600,000	488,022
TOTAL SWITZERLAND			5,184,746
United Kingdom - 20.1%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	100,000	139,929
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	181,997
Barclays PLC:
5.262% 1/29/34 (Reg. S) (b)	EUR	490,000	578,667
7.437% 11/2/33 (b)		200,000	223,945
8.407% 11/14/32 (Reg. S) (b)	GBP	300,000	407,523
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	500,000	566,281
7.125% 2/14/24	GBP	750,000	956,771
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	470,000	548,369
4.856% 5/23/33 (Reg. S) (b)	EUR	500,000	585,490
6.8% 9/14/31 (b)	GBP	160,000	219,733
7.39% 11/3/28 (b)		350,000	375,038
8.201% 11/16/34 (Reg. S) (b)	GBP	400,000	562,314
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,296,115
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	340,000	403,684
John Lewis PLC 6.125% 1/21/25	GBP	1,659,000	2,106,599
Lloyds Bank Corporate Markets PLC 1.75% 7/11/24 (Reg. S)	GBP	140,000	174,783
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	400,000	457,339
4.5% 1/11/29 (Reg. S) (b)	EUR	230,000	263,561
4.75% 9/21/31 (Reg. S) (b)	EUR	670,000	781,302
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	100,000	123,460
4.5% 7/10/27 (Reg. S)	GBP	270,000	331,607
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	500,000	559,250
Nationwide Building Society 6.178% 12/7/27 (Reg. S) (b)	GBP	300,000	392,448
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	650,000	737,738
3.622% 8/14/30 (Reg. S) (b)	GBP	250,000	304,711
4.771% 2/16/29 (Reg. S) (b)	EUR	600,000	688,332
7.416% 6/6/33 (Reg. S) (b)	GBP	300,000	399,192
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	750,000	750,225
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	290,000	338,978
Rolls-Royce PLC 3.375% 6/18/26	GBP	440,000	531,996
Severn Trent Utilities Finance PLC:
4.625% 11/30/34 (Reg. S)	GBP	140,000	174,220
6.125% 2/26/24	GBP	65,000	82,871
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	208,000	233,637
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	160,000	218,016
Tesco Corporate Treasury Services PLC:
2.75% 4/27/30 (Reg. S)	GBP	500,000	562,943
5.5% 2/27/35 (Reg. S)	GBP	160,000	206,129
Thames Water Utility Finance PLC 1.875% 1/24/24 (Reg. S)	GBP	130,000	164,150
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	400,000	392,619
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	200,000	239,889
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	210,483
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (b)	GBP	600,000	813,030
Vodafone Group PLC 4.875% 10/3/78 (Reg. S) (b)	GBP	250,000	309,538
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	290,084
3.375% 10/16/25 (Reg. S)	GBP	800,000	986,726
TOTAL UNITED KINGDOM			21,871,712
United States of America - 3.8%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	800,000	973,906
Carrier Global Corp. 4.5% 11/29/32 (Reg. S)	EUR	200,000	236,131
Citigroup, Inc. 5.875% 7/1/24 (Reg. S)	GBP	200,000	254,491
Duke Energy Corp. 3.85% 6/15/34	EUR	550,000	599,961
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	400,000	525,594
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	100,000	128,024
Morgan Stanley 4.656% 3/2/29 (b)	EUR	300,000	343,728
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	250,000	258,461
Southern Co. 1.875% 9/15/81 (b)	EUR	850,000	803,609
TOTAL UNITED STATES OF AMERICA			4,123,905
TOTAL NONCONVERTIBLE BONDS (Cost $72,187,028)			66,623,065

U.S. Government and Government Agency Obligations - 11.3%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 11.3%
U.S. Treasury Bonds:
1.125% 8/15/40	700,000	446,797
2.25% 8/15/46	500,000	355,488
3.25% 5/15/42 (e)	2,600,000	2,281,094
3.625% 5/15/53	500,000	462,266
4% 11/15/42	710,000	690,004
4.375% 8/15/43	50,000	51,039
6.25% 5/15/30 (f)	2,660,000	3,006,838
U.S. Treasury Notes:
1.5% 2/29/24	200,000	198,786
2.625% 7/31/29 (e)	3,000,000	2,809,219
3.5% 2/15/33	1,000,000	969,727
4.375% 11/30/28	1,000,000	1,023,281

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,206,730)		12,294,539

Foreign Government and Government Agency Obligations - 6.5%
		Principal Amount (a)	Value ($)
Germany - 4.0%
German Federal Republic:
0% 5/15/35 (Reg. S)	EUR	950,000	825,947
1% 5/15/38(Reg. S) (f)	EUR	2,485,000	2,332,093
1.25% 8/15/48	EUR	1,345,000	1,206,051
TOTAL GERMANY			4,364,091
Japan - 2.5%
Japan Government, yield at date of purchase -0.1896% to -0.1796% 2/5/24 to 2/26/24	JPY	384,900,000	2,730,306
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,895,099)			7,094,397

Supranational Obligations - 5.7%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 6/17/27	EUR	2,400,000	2,442,534
0% 1/14/31 (Reg. S)	EUR	1,300,000	1,206,728
0.625% 1/22/29 (Reg. S)	EUR	1,200,000	1,213,377
3% 11/15/28 (Reg. S)	EUR	350,000	396,629
European Union:
0% 10/4/28 (Reg. S)	EUR	175,000	172,419
2.75% 10/5/26 (Reg. S)	EUR	700,000	778,581
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $5,940,048)			6,210,268

Preferred Securities - 10.4%
		Principal Amount (a)	Value ($)
Australia - 0.8%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(d)		850,000	814,982
Canada - 0.5%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.3354% (b)(d)(g)		390,000	359,919
4.9% (b)(d)		165,000	158,207
TOTAL CANADA			518,126
Czech Republic - 0.2%
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	800,000	208,631
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	300,000	267,450
France - 0.5%
BNP Paribas SA 6.625% (Reg. S) (b)(d)		550,000	557,060
Germany - 3.4%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	1,400,000	625,754
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (b)(d)(g)		750,000	368,425
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	1,300,000	643,695
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(d)	EUR	100,000	110,934
3.748% (Reg. S) (b)(d)	EUR	300,000	310,278
3.875% (Reg. S) (b)(d)	EUR	900,000	930,140
4.625% (Reg. S) (b)(d)	EUR	637,000	722,308
TOTAL GERMANY			3,711,534
Ireland - 0.9%
AerCap Holdings NV 5.875% 10/10/79 (b)		450,000	450,325
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	450,000	492,436
TOTAL IRELAND			942,761
Sweden - 1.0%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(d)	EUR	1,500,000	890,789
3.625% (Reg. S) (b)(d)	EUR	150,000	68,473
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	650,000	122,593
TOTAL SWEDEN			1,081,855
Switzerland - 0.4%
Credit Suisse Group AG Claim (h)		1,900,000	218,500
UBS Group AG 7% (Reg. S) (b)(d)		200,000	210,511
TOTAL SWITZERLAND			429,011
United Kingdom - 2.5%
Barclays PLC:
5.875% (Reg. S) (b)(d)	GBP	350,000	430,618
7.125% (b)(d)	GBP	200,000	248,403
8.875% (b)(d)	GBP	200,000	255,028
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	1,100,000	1,084,302
Mobico Group PLC 4.25% (Reg. S) (b)(d)	GBP	190,000	221,389
SSE PLC 3.74% (Reg. S) (b)(d)	GBP	400,000	492,395
TOTAL UNITED KINGDOM			2,732,135
TOTAL PREFERRED SECURITIES (Cost $18,862,022)			11,263,545

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (i) (Cost $4,058,877)	4,058,065	4,058,877

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $121,149,804)	107,544,691
NET OTHER ASSETS (LIABILITIES) - 1.0%	1,069,270
NET ASSETS - 100.0%	108,613,961

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	9	Mar 2024	715,517	20,872	20,872
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	1	Mar 2024	156,452	11,854	11,854
Eurex Euro-Schatz Contracts (Germany)	18	Mar 2024	2,117,166	16,271	16,271
TME 10 Year Canadian Note Contracts (Canada)	36	Mar 2024	3,373,820	141,924	141,924

TOTAL BOND INDEX CONTRACTS					190,921

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	32	Mar 2024	6,589,250	65,939	65,939
CBOT 5-Year U.S. Treasury Note Contracts (United States)	88	Mar 2024	9,572,063	212,716	212,716
CBOT Long Term U.S. Treasury Bond Contracts (United States)	37	Mar 2024	4,622,688	319,482	319,482

TOTAL TREASURY CONTRACTS					598,137

TOTAL PURCHASED					789,058

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	15	Mar 2024	1,962,642	(104,273)	(104,273)

TOTAL FUTURES CONTRACTS					684,785
The notional amount of futures purchased as a percentage of Net Assets is 25.0%
The notional amount of futures sold as a percentage of Net Assets is 1.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $34,740,826.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	78,000	USD	86,217	Bank of America, N.A.	1/03/24	(108)
CAD	26,000	USD	19,130	BNP Paribas S.A.	1/12/24	494
EUR	2,252,000	USD	2,432,768	JPMorgan Chase Bank, N.A.	1/12/24	54,291
GBP	132,000	USD	167,071	BNP Paribas S.A.	1/12/24	1,192
GBP	67,000	USD	83,965	Brown Brothers Harriman & Co	1/12/24	1,441
GBP	317,000	USD	404,842	Citibank, N. A.	1/12/24	(756)
GBP	38,000	USD	48,323	Goldman Sachs Bank USA	1/12/24	116
USD	45,967	AUD	70,000	Brown Brothers Harriman & Co	1/12/24	(1,750)
USD	101,092	CAD	134,000	BNP Paribas S.A.	1/12/24	(50)
USD	41,274	CAD	56,000	Canadian Imperial Bk. of Comm.	1/12/24	(994)
USD	511,897	EUR	465,000	BNP Paribas S.A.	1/12/24	(1,639)
USD	1,457,313	EUR	1,318,000	Bank of America, N.A.	1/12/24	1,742
USD	49,070,713	EUR	45,259,000	Bank of America, N.A.	1/12/24	(912,335)
USD	32,394	EUR	30,000	Brown Brothers Harriman & Co	1/12/24	(738)
USD	388,097	EUR	359,000	Brown Brothers Harriman & Co	1/12/24	(8,374)
USD	87,426	EUR	80,000	Brown Brothers Harriman & Co	1/12/24	(925)
USD	74,669	EUR	68,000	Citibank, N. A.	1/12/24	(429)
USD	319,323	GBP	251,000	BNP Paribas S.A.	1/12/24	(632)
USD	22,995,756	GBP	18,217,000	BNP Paribas S.A.	1/12/24	(225,789)
USD	201,275	GBP	160,000	Bank of America, N.A.	1/12/24	(2,680)
USD	62,017	GBP	49,000	Citibank, N. A.	1/12/24	(444)
USD	2,686,401	JPY	385,300,000	BNP Paribas S.A.	1/12/24	(50,221)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(1,148,588)
Unrealized Appreciation						59,276
Unrealized Depreciation						(1,207,864)

For the period, the average contract value for forward foreign currency contracts was $78,650,654. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	955,000	(12,161)	1,236	(10,925)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,037,065 or 5.6% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $555,877.
(f)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $1,571,208.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Non-income producing - Security is in default.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	3,368,958	62,877,505	62,187,586	239,076	-	-	4,058,877	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	-	45,856	45,856	7	-	-	-	0.0%
Total	3,368,958	62,923,361	62,233,442	239,083	-	-	4,058,877

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	66,623,065	-	66,623,065	-

U.S. Government and Government Agency Obligations	12,294,539	-	12,294,539	-

Foreign Government and Government Agency Obligations	7,094,397	-	7,094,397	-

Supranational Obligations	6,210,268	-	6,210,268	-

Preferred Securities	11,263,545	-	11,263,545	-

Money Market Funds	4,058,877	4,058,877	-	-
Total Investments in Securities:	107,544,691	4,058,877	103,485,814	-
Derivative Instruments: Assets
Futures Contracts	789,058	789,058	-	-
Forward Foreign Currency Contracts	59,276	-	59,276	-
Total Assets	848,334	789,058	59,276	-
Liabilities
Futures Contracts	(104,273)	(104,273)	-	-
Forward Foreign Currency Contracts	(1,207,864)	-	(1,207,864)	-
Swaps	(12,161)	-	(12,161)	-
Total Liabilities	(1,324,298)	(104,273)	(1,220,025)	-
Total Derivative Instruments:	(475,964)	684,785	(1,160,749)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	0	(12,161)
Total Credit Risk	0	(12,161)
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	59,276	(1,207,864)
Total Foreign Exchange Risk	59,276	(1,207,864)
Interest Rate Risk
Futures Contracts (c)	789,058	(104,273)
Total Interest Rate Risk	789,058	(104,273)
Total Value of Derivatives	848,334	(1,324,298)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received(a) ($)	Collateral Pledged(a) ($)	Net(b) ($)
Bank of America, N.A.	1,742	(915,123)	-	913,381	-
BNP Paribas S.A.	1,686	(278,331)	-	276,645	-
Brown Brothers Harriman & Co	1,441	(11,787)	-	-	(10,346)
Canadian Imperial Bk. of Comm.	-	(994)	-	-	(994)
Citibank, N.A.	-	(1,629)	-	-	(1,629)
Goldman Sachs Bank USA	116	-	-	-	116
JPMorgan Chase Bank, N.A.	54,291	(12,161)	-	-	42,130
Total	$59,276	$(1,220,025)	$-	$1,190,026	$29,277

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $117,090,927)	$103,485,814
Fidelity Central Funds (cost $4,058,877)	4,058,877

Total Investment in Securities (cost $121,149,804)		$107,544,691
Foreign currency held at value (cost $922,772)		929,599
Unrealized appreciation on forward foreign currency contracts		59,276
Interest receivable		1,461,880
Distributions receivable from Fidelity Central Funds		19,866
Receivable for daily variation margin on futures contracts		23,227
Receivable from investment adviser for expense reductions		14
Total assets		110,038,553
Liabilities
Payable for investments purchased	$202,462
Unrealized depreciation on forward foreign currency contracts	1,207,864
Bi-lateral OTC swaps, at value	12,161
Other payables and accrued expenses	2,105
Total Liabilities		1,424,592
Net Assets		$108,613,961
Net Assets consist of:
Paid in capital		$132,275,391
Total accumulated earnings (loss)		(23,661,430)
Net Assets		$108,613,961
Net Asset Value, offering price and redemption price per share ($108,613,961 ÷ 13,603,848 shares)		$7.98
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$919,212
Interest		3,054,986
Income from Fidelity Central Funds (including $7 from security lending)		239,083
Total Income		4,213,281
Expenses
Custodian fees and expenses	$5,483
Independent trustees' fees and expenses	369
Miscellaneous	21
Total expenses before reductions	5,873
Expense reductions	(3,388)
Total expenses after reductions		2,485
Net Investment income (loss)		4,210,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,988,638)
Forward foreign currency contracts	(680,102)
Foreign currency transactions	136,167
Futures contracts	(1,297,209)
Swaps	(18,563)
Total net realized gain (loss)		(6,848,345)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	10,786,320
Forward foreign currency contracts	(1,255,021)
Assets and liabilities in foreign currencies	6,239
Futures contracts	934,510
Swaps	(9,948)
Total change in net unrealized appreciation (depreciation)		10,462,100
Net gain (loss)		3,613,755
Net increase (decrease) in net assets resulting from operations		$7,824,551
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,210,796	$3,449,937
Net realized gain (loss)	(6,848,345)	(179,307)
Change in net unrealized appreciation (depreciation)	10,462,100	(24,466,429)
Net increase (decrease) in net assets resulting from operations	7,824,551	(21,195,799)
Distributions to shareholders	(3,893,060)	(6,502,377)

Share transactions
Proceeds from sales of shares	2,069,174	1,114,765
Reinvestment of distributions	3,893,060	6,502,377
Cost of shares redeemed	(2,069,174)	(1,114,764)

Net increase (decrease) in net assets resulting from share transactions	3,893,060	6,502,378
Total increase (decrease) in net assets	7,824,551	(21,195,798)

Net Assets
Beginning of period	100,789,410	121,985,208
End of period	$108,613,961	$100,789,410

Other Information
Shares
Sold	265,952	139,903
Issued in reinvestment of distributions	505,276	799,064
Redeemed	(265,952)	(139,903)
Net increase (decrease)	505,276	799,064

Financial Highlights
Fidelity® Series International Credit Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.69	$9.92	$10.23	$10.08	$9.50
Income from Investment Operations
Net investment income (loss) A,B	.317	.276	.255	.307	.271
Net realized and unrealized gain (loss)	.266	(1.988)	(.263)	.516	1.027
Total from investment operations	.583	(1.712)	(.008)	.823	1.298
Distributions from net investment income	(.293)	(.455)	(.197) C	(.423)	(.299) C
Distributions from net realized gain	-	(.063)	(.105) C	(.250)	(.378) C
Distributions from tax return of capital	-	-	-	-	(.041)
Total distributions	(.293)	(.518)	(.302)	(.673)	(.718)
Net asset value, end of period	$7.98	$7.69	$9.92	$10.23	$10.08
Total Return D	7.77%	(17.44)%	(.07)%	8.33%	13.85%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	-% G	.01%	.01%	.01%
Expenses net of fee waivers, if any	-% G	-% G	-% G	.01%	.01%
Expenses net of all reductions	-% G	-% G	-% G	.01%	.01%
Net investment income (loss)	4.09%	3.20%	2.53%	3.00%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$108,614	$100,789	$121,985	$122,084	$112,608
Portfolio turnover rate H	61%	21%	65%	52%	88%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Series International Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,877,694
Gross unrealized depreciation	(15,473,241)
Net unrealized appreciation (depreciation)	$(12,595,547)
Tax Cost	$120,916,357

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$487,895
Capital loss carryforward	$(11,586,992)
Net unrealized appreciation (depreciation) on securities and other investments	$(12,562,334)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,667,951)
Long-term	(8,919,041)
Total capital loss carryforward	$(11,586,992)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$3,893,060	$5,727,508
Long-term Capital Gains	-	774,869
Total	$3,893,060	$6,502,377

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Series International Credit Fund
Credit Risk
Purchased Options	(374,187)	71,331
Swaps	(18,563)	(9,948)
Total Credit Risk	(392,750)	61,383
Foreign Exchange Risk
Forward Foreign Currency Contracts	(680,102)	(1,255,021)
Total Foreign Exchange Risk	(680,102)	(1,255,021)
Interest Rate Risk
Futures Contracts	(1,297,209)	934,510
Total Interest Rate Risk	(1,297,209)	934,510
Totals	(2,370,061)	(259,128)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series International Credit Fund	44,678,111	51,118,325

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series International Credit Fund	$1	$ -	$-

9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through April 30, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,418.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $970.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Series International Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Series International Credit Fund	-%-D
Actual		$ 1,000	$ 1,066.90	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 7.67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,875,899 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series International Credit Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted Fidelity's resources devoted to non-U.S. offices and Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, and 529 plans.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; and (x) matters related to money market funds, exchange-traded funds, and target date funds. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	21,333,918,003.710	98.990
Withheld	218,238,294.280	1.010
TOTAL	21,552,156,297.990	100.000
Jennifer Toolin McAuliffe
Affirmative	21,341,064,648.470	99.020
Withheld	211,091,649.520	0.980
TOTAL	21,552,156,297.990	100.000
Christine J. Thompson
Affirmative	21,338,732,597.390	99.010
Withheld	213,423,700.600	0.990
TOTAL	21,552,156,297.990	100.000
Elizabeth S. Acton
Affirmative	21,317,028,547.600	98.910
Withheld	235,127,750.390	1.090
TOTAL	21,552,156,297.990	100.000
Laura M. Bishop
Affirmative	21,336,468,393.320	99.000
Withheld	215,687,904.670	1.000
TOTAL	21,552,156,297.990	100.000
Ann E. Dunwoody
Affirmative	21,320,223,866.150	98.920
Withheld	231,932,431.840	1.080
TOTAL	21,552,156,297.990	100.000
John Engler
Affirmative	21,279,172,233.730	98.730
Withheld	272,984,064.260	1.270
TOTAL	21,552,156,297.990	100.000
Robert F. Gartland
Affirmative	21,319,450,613.340	98.920
Withheld	232,705,684.650	1.080
TOTAL	21,552,156,297.990	100.000
Robert W. Helm
Affirmative	21,334,642,392.210	98.990
Withheld	217,513,905.780	1.010
TOTAL	21,552,156,297.990	100.000
Arthur E. Johnson
Affirmative	21,298,270,597.120	98.820
Withheld	253,885,700.870	1.180
TOTAL	21,552,156,297.990	100.000
Michael E. Kenneally
Affirmative	20,916,217,437.980	97.050
Withheld	635,938,860.010	2.950
TOTAL	21,552,156,297.990	100.000
Mark A. Murray
Affirmative	21,321,664,592.720	98.930
Withheld	230,491,705.270	1.070
TOTAL	21,552,156,297.990	100.000
Carol J. Zierhoffer
Affirmative	21,337,428,755.990	99.000
Withheld	214,727,542.000	1.000
TOTAL	21,552,156,297.990	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9882621.106
SUN-ANN-0224
Fidelity® Series International Developed Markets Bond Index Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Fidelity® Series International Developed Markets Bond Index Fund	7.99%	-3.69%

A   From August 31, 2021
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Developed Markets Bond Index Fund, on August 31, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate Treasury ex USD, ex Emerging Markets, RIC Capped, Float Adjusted Index (Hedged USD) performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global investment-grade bonds gained 8.68% in 2023, according to the Bloomberg Global Aggregate Credit Index (Hedged USD), as falling commodity prices, cooling inflation and the easing of monetary tightening efforts by the U.S. Federal Reserve and other central banks provided a favorable backdrop for global credit assets. The strong gain followed a difficult 2022, during which the index returned -14.22%. The 2023 advance was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The bond market saw sluggish returns for much of the year, including sharp sell-offs in September and October after the U.S. Fed temporarily adopted a "higher for longer" message on interest rates. But after the Fed struck a more optimistic tone at its committee meetings in November and December, a strong relief rally followed, as investors priced in the expectation of rate cuts in 2024. That said, the magnitude of future global easing remains uncertain at year-end. Between March 2022 and July 2023, the Fed hiked its benchmark interest rate 11 times, from a target range of 0% to 0.25% to a range of 5.25% to 5.50%, a 22-year high, before pausing and deciding to hold rates steady through year-end. To varying degrees, other major central banks have followed the Fed's lead: the Bank of England's benchmark rate stood at 5.25% at year-end, while the European Central Bank's was at 4% after policymakers paused increases in October.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned 7.99% versus 8.29% for the benchmark, the Bloomberg Global Aggregate Treasury ex USD, ex Emerging Markets, RIC Capped, Float Adjusted Index (Hedged USD), a multicurrency benchmark that includes fixed-rate treasury securities from developed market issuers while excluding U.S. dollar-denominated debt. Given the large number of securities in the index (nearly 1,000) and the significant costs associated with full replication of the index, we construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. Exposures include duration, key rate durations, credit quality, sector and issuer allocation, and other factors. Differences in the way fund holdings and index components were priced detracted from relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures - 1.1%
Forward foreign currency contracts - (101.2)%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Forward foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Government Obligations - 99.0%
		Principal Amount (a)	Value ($)
Australia - 5.1%
Australian Commonwealth:
0.25% 11/21/24 (Reg. S)	AUD	123,000	81,140
0.25% 11/21/25 (Reg. S)	AUD	62,192,000	39,732,613
0.5% 9/21/26 (Reg. S)	AUD	64,476,000	40,425,887
1% 12/21/30 (Reg. S)	AUD	21,812,000	12,328,604
1% 11/21/31 (Reg. S)	AUD	34,057,000	18,707,829
1.25% 5/21/32	AUD	53,000,000	29,308,742
1.75% 11/21/32 (Reg. S)	AUD	13,400,000	7,644,178
1.75% 6/21/51 (Reg. S)	AUD	35,412,000	14,239,043
2.5% 5/21/30 (Reg. S)	AUD	35,000,000	22,153,229
2.75% 11/21/27	AUD	55,551,000	36,676,974
2.75% 11/21/28	AUD	28,367,000	18,562,397
2.75% 11/21/29 (Reg. S)	AUD	52,813,000	34,145,631
2.75% 6/21/35 (Reg. S)	AUD	16,600,000	10,005,041
2.75% 5/21/41(Reg. S)	AUD	29,578,000	16,453,564
3% 11/21/33(Reg. S)	AUD	22,700,000	14,257,351
3.25% 4/21/25 (Reg. S)	AUD	80,700,000	54,563,405
3.25% 4/21/29(Reg. S)	AUD	55,800,000	37,236,381
3.75% 4/21/37 (Reg. S)	AUD	29,572,000	19,453,904
4.25% 4/21/26	AUD	12,100,000	8,353,464
4.5% 4/21/33	AUD	72,521,000	51,511,690
4.75% 4/21/27(Reg. S)	AUD	19,600,000	13,824,190
TOTAL AUSTRALIA			499,665,257
Austria - 4.7%
Austrian Republic:
0% 4/20/25 (Reg. S) (b)	EUR	15,120,000	16,103,040
0% 10/20/28(Reg. S) (b)	EUR	8,400,000	8,296,250
0% 2/20/30 (Reg. S) (b)	EUR	26,462,000	25,240,378
0% 2/20/31 (Reg. S) (b)	EUR	12,003,000	11,129,352
0% 10/20/40 (Reg. S) (b)	EUR	46,309,000	31,928,757
0.25% 10/20/36(Reg. S) (b)	EUR	24,709,000	19,991,680
0.5% 4/20/27 (Reg. S) (b)	EUR	58,716,000	61,109,517
0.5% 2/20/29 (Reg. S) (b)	EUR	26,300,000	26,476,000
0.75% 10/20/26 (Reg. S) (b)	EUR	12,510,000	13,208,667
0.75% 2/20/28 (Reg. S) (b)	EUR	47,597,000	49,312,368
0.75% 3/20/51 (Reg. S) (b)	EUR	40,577,000	27,217,877
0.85% 6/30/20 (Reg. S) (b)	EUR	9,316,000	4,786,359
0.9% 2/20/32 (Reg. S) (b)	EUR	36,230,000	35,171,298
1.2% 10/20/25 (Reg. S) (b)	EUR	29,419,000	31,738,056
1.5% 2/20/47 (Reg. S) (b)	EUR	1,482,000	1,253,839
1.5% 11/2/86 (Reg. S) (b)	EUR	10,300,000	7,108,884
2.1% 9/20/17 (Reg. S) (b)	EUR	2,620,000	2,286,402
2.9% 2/20/33(Reg. S) (b)	EUR	32,600,000	36,888,489
3.15% 6/20/44(Reg. S) (b)	EUR	1,080,000	1,241,149
3.8% 1/26/62 (b)	EUR	11,365,000	14,999,086
4.15% 3/15/37 (b)	EUR	16,199,000	20,479,770
4.85% 3/15/26 (b)	EUR	17,828,000	20,655,756
TOTAL AUSTRIA			466,622,974
Belgium - 4.9%
Belgian Kingdom:
0% 10/22/27 (Reg. S) (b)	EUR	38,428,000	39,010,694
0% 10/22/31 (b)	EUR	706,000	644,781
0.1% 6/22/30 (Reg. S) (b)	EUR	9,500,000	9,092,722
0.35% 6/22/32 (b)	EUR	41,590,000	38,399,186
0.65% 6/22/71 (Reg. S) (b)	EUR	1,103,000	545,967
0.8% 6/22/25 (Reg. S) (b)	EUR	51,678,000	55,506,299
0.8% 6/22/27 (b)	EUR	6,886,000	7,239,513
0.8% 6/22/28 (Reg. S) (b)	EUR	29,386,000	30,502,798
0.9% 6/22/29 (b)	EUR	29,176,000	29,952,165
1% 6/22/26 (Reg. S) (b)	EUR	10,527,000	11,247,262
1% 6/22/31(Reg. S) (b)	EUR	19,681,000	19,625,637
1.4% 6/22/53 (Reg. S) (b)	EUR	31,810,000	23,527,944
1.6% 6/22/47 (b)	EUR	9,816,000	8,147,696
1.7% 6/22/50 (b)	EUR	27,649,000	22,733,768
1.9% 6/22/38(Reg. S) (b)	EUR	7,550,000	7,356,648
2.15% 6/22/66 (b)	EUR	4,230,000	3,689,397
3% 6/22/33(Reg. S) (b)	EUR	19,500,000	22,240,086
3.3% 6/22/54 (Reg. S) (b)	EUR	7,000,000	7,885,294
3.75% 6/22/45(Reg. S)	EUR	3,138,000	3,828,825
4.25% 3/28/41 (b)	EUR	44,660,000	57,572,393
4.5% 3/28/26 (b)	EUR	12,960,000	14,949,648
5% 3/28/35 (b)	EUR	46,949,000	63,069,268
TOTAL BELGIUM			476,767,991
Canada - 4.4%
Canadian Government:
0.25% 3/1/26	CAD	27,528,000	19,315,825
0.5% 9/1/25	CAD	24,391,000	17,399,677
0.5% 12/1/30	CAD	63,762,000	40,400,004
1% 6/1/27	CAD	6,319,000	4,419,366
1.25% 3/1/27	CAD	30,500,000	21,553,364
1.25% 6/1/30	CAD	12,150,000	8,179,255
1.5% 6/1/26 (c)	CAD	21,563,000	15,501,503
1.5% 12/1/31	CAD	54,493,000	36,450,534
1.75% 12/1/53	CAD	38,200,000	21,573,825
2% 6/1/32	CAD	23,400,000	16,202,631
2% 12/1/51	CAD	64,869,000	39,301,787
2.25% 6/1/29	CAD	700,000	506,226
2.5% 12/1/32	CAD	24,700,000	17,750,590
2.75% 9/1/27	CAD	21,200,000	15,687,469
2.75% 6/1/33	CAD	15,500,000	11,351,201
3.25% 12/1/33	CAD	20,100,000	15,342,340
3.5% 3/1/28	CAD	57,700,000	43,947,016
3.5% 12/1/45	CAD	4,519,000	3,626,250
3.75% 2/1/25	CAD	57,700,000	43,194,114
4% 6/1/41	CAD	22,981,000	19,367,136
5.75% 6/1/29	CAD	4,040,000	3,447,042
5.75% 6/1/33	CAD	14,800,000	13,489,272
TOTAL CANADA			428,006,427
Cyprus - 0.3%
Republic of Cyprus:
0% 2/9/26 (Reg. S)	EUR	5,219,000	5,424,409
0.625% 1/21/30 (Reg. S)	EUR	4,882,000	4,724,098
0.95% 1/20/32 (Reg. S)	EUR	1,900,000	1,796,177
1.25% 1/21/40 (Reg. S)	EUR	5,374,000	4,283,713
2.25% 4/16/50 (Reg. S)	EUR	3,919,000	3,202,387
2.375% 9/25/28 (Reg. S)	EUR	2,600,000	2,814,501
2.75% 2/26/34 (Reg. S)	EUR	4,289,000	4,498,952
TOTAL CYPRUS			26,744,237
Denmark - 1.9%
Danish Kingdom:
0% 11/15/24	DKK	52,900,000	7,621,918
0% 11/15/31	DKK	50,702,000	6,357,591
0% 11/15/31 (Reg. S)	DKK	146,127,000	18,312,048
0.25% 11/15/52 (Reg. S)	DKK	143,750,000	12,088,650
0.5% 11/15/27	DKK	169,987,000	23,705,291
0.5% 11/15/29(Reg. S)	DKK	178,726,000	24,170,080
1.75% 11/15/25	DKK	124,198,000	18,154,011
2.25% 11/15/33(Reg. S)	DKK	95,000,000	14,059,423
4.5% 11/15/39	DKK	321,664,000	60,791,128
TOTAL DENMARK			185,260,140
Estonia - 0.1%
Estonian Republic:
0.125% 6/10/30 (Reg. S)	EUR	2,467,000	2,256,047
4% 10/12/32(Reg. S)	EUR	6,500,000	7,715,788
TOTAL ESTONIA			9,971,835
Finland - 3.3%
Finnish Government:
0% 9/15/26 (Reg. S) (b)	EUR	17,640,000	18,255,794
0% 9/15/30 (Reg. S) (b)	EUR	18,105,000	17,055,519
0.125% 9/15/31 (Reg. S) (b)	EUR	22,467,000	20,760,291
0.125% 4/15/36 (Reg. S) (b)	EUR	23,991,000	19,337,129
0.125% 4/15/52 (Reg. S) (b)	EUR	19,800,000	10,737,824
0.25% 9/15/40 (Reg. S) (b)	EUR	22,189,000	16,218,256
0.5% 4/15/26 (Reg. S) (b)	EUR	33,649,000	35,536,945
0.5% 9/15/27 (Reg. S) (b)	EUR	13,808,000	14,291,913
0.5% 9/15/28 (Reg. S) (b)	EUR	19,079,000	19,362,959
0.5% 9/15/29 (Reg. S) (b)	EUR	21,445,000	21,385,575
0.5% 4/15/43(Reg. S) (b)	EUR	27,870,000	20,116,474
0.875% 9/15/25 (Reg. S) (b)	EUR	22,796,000	24,448,323
1.125% 4/15/34 (Reg. S) (b)	EUR	2,320,000	2,220,798
1.375% 4/15/47(Reg. S) (b)	EUR	5,710,000	4,779,796
1.5% 9/15/32(Reg. S) (b)	EUR	31,260,000	31,781,618
2.75% 7/4/28 (b)	EUR	20,413,000	22,951,828
3% 9/15/33(Reg. S) (b)	EUR	18,100,000	20,686,842
TOTAL FINLAND			319,927,884
France - 7.1%
French Government:
OAT:
3.25% 5/25/45	EUR	11,653,000	13,418,782
4.5% 4/25/41	EUR	1,710,000	2,300,833
0% 2/25/25(Reg. S)	EUR	20,610,000	22,012,956
0% 3/25/25(Reg. S)	EUR	53,272,000	56,787,985
0% 2/25/26 (Reg. S)	EUR	60,900,000	63,922,408
0% 2/25/27 (Reg. S)	EUR	26,074,000	26,833,904
0% 11/25/29 (Reg. S)	EUR	50,654,000	49,047,873
0% 11/25/31 (Reg. S)	EUR	7,769,000	7,124,777
0% 5/25/32 (Reg. S)	EUR	22,900,000	20,690,536
0.5% 5/25/29 (Reg. S)	EUR	32,490,000	32,729,804
0.5% 5/25/40 (Reg. S) (b)	EUR	24,343,000	18,610,136
0.5% 6/25/44(Reg. S) (b)	EUR	7,500,000	5,185,470
0.5% 5/25/72 (b)	EUR	7,170,000	3,310,276
0.75% 2/25/28(Reg. S)	EUR	14,300,000	14,874,310
0.75% 5/25/28 (Reg. S)	EUR	12,780,000	13,248,230
0.75% 11/25/28(Reg. S)	EUR	27,662,000	28,474,964
0.75% 5/25/52 (Reg. S)	EUR	34,264,000	21,677,404
0.75% 5/25/53 (Reg. S) (b)	EUR	15,200,000	9,425,046
1.25% 5/25/36(Reg. S) (b)	EUR	75,986,000	70,971,695
1.5% 5/25/50 (Reg. S) (b)	EUR	9,827,000	7,879,901
1.75% 6/25/39 (Reg. S) (b)	EUR	6,190,000	5,940,551
1.75% 5/25/66 (b)	EUR	4,110,000	3,235,820
2% 11/25/32(Reg. S)	EUR	32,000,000	34,063,976
2% 5/25/48 (b)	EUR	70,000	63,900
2.5% 9/24/26(Reg. S)	EUR	15,600,000	17,291,712
2.5% 5/25/30	EUR	50,278,000	56,242,162
2.5% 5/25/43(Reg. S) (b)	EUR	8,200,000	8,420,913
2.75% 10/25/27	EUR	40,810,000	45,878,907
3% 5/25/33 (Reg. S)	EUR	13,200,000	15,158,173
3% 5/25/54(Reg. S) (b)	EUR	6,300,000	6,830,476
3.5% 4/25/26	EUR	10,516,000	11,898,583
4.75% 4/25/35	EUR	36,000	47,819
TOTAL FRANCE			693,600,282
Germany - 5.0%
German Federal Republic:
0% 10/18/24 (Reg. S)	EUR	1,018,000	1,095,510
0% 4/11/25 (Reg. S) (d)	EUR	26,010,000	27,728,628
0% 10/10/25 (Reg. S) (d)	EUR	39,774,000	42,090,519
0% 4/10/26 (Reg. S) (d)	EUR	11,500,000	12,078,351
0% 10/9/26 (Reg. S) (d)	EUR	33,949,000	35,356,744
0% 4/16/27 (Reg. S) (d)	EUR	18,990,000	19,629,651
0% 8/15/29(Reg. S) (d)	EUR	14,992,000	14,907,988
0% 8/15/30 (Reg. S) (d)	EUR	31,124,000	30,364,860
0% 8/15/31	EUR	940,000	898,340
0% 2/15/32 (Reg. S)	EUR	15,890,000	15,005,016
0% 5/15/36 (Reg. S) (d)	EUR	14,965,000	12,666,485
0% 8/15/50 (d)	EUR	16,203,000	9,962,762
0% 8/15/52 (Reg. S)	EUR	13,519,000	7,951,846
0.25% 2/15/27	EUR	1,710,000	1,786,911
0.25% 2/15/29 (d)	EUR	20,250,000	20,596,544
1.25% 8/15/48 (c)	EUR	4,320,000	3,873,710
1.3% 10/15/27(Reg. S)	EUR	12,400,000	13,360,089
1.7% 8/15/32(Reg. S) (d)	EUR	20,300,000	21,942,995
1.8% 8/15/53(Reg. S)	EUR	13,300,000	13,241,444
2.1% 11/15/29(Reg. S)	EUR	5,600,000	6,243,323
2.2% 4/13/28(Reg. S)	EUR	19,000,000	21,171,167
2.3% 2/15/33(Reg. S) (d)	EUR	20,600,000	23,321,912
2.4% 10/19/28(Reg. S)	EUR	9,900,000	11,153,960
2.5% 7/4/44	EUR	52,000	59,289
2.5% 8/15/46	EUR	7,381,000	8,460,040
2.6% 8/15/33(Reg. S)	EUR	11,800,000	13,677,263
2.8% 6/12/25 (Reg. S)	EUR	9,600,000	10,614,000
3.25% 7/4/42 (d)	EUR	28,570,000	36,018,353
4% 1/4/37	EUR	8,010,000	10,639,588
4.75% 7/4/34	EUR	650,000	897,587
4.75% 7/4/40 (d)	EUR	15,931,000	23,526,342
5.5% 1/4/31	EUR	12,481,000	16,956,595
6.5% 7/4/27	EUR	4,770,000	6,044,723
TOTAL GERMANY			493,322,535
Hong Kong - 0.2%
Hong Kong Government SAR:
1.25% 6/29/27	HKD	66,600,000	8,027,992
1.59% 3/4/36	HKD	33,800,000	3,562,904
1.68% 1/21/26	HKD	33,050,000	4,095,532
1.89% 3/2/32	HKD	9,400,000	1,105,304
1.97% 1/17/29	HKD	36,000,000	4,397,443
2.02% 3/7/34	HKD	12,000,000	1,373,276
2.13% 7/16/30	HKD	4,750,000	578,052
2.22% 8/7/24	HKD	3,250,000	411,435
TOTAL HONG KONG			23,551,938
Ireland - 3.7%
Irish Republic:
0% 10/18/31 (Reg. S)	EUR	31,431,000	29,029,252
0.2% 5/15/27 (Reg. S)	EUR	7,634,000	7,878,550
0.2% 10/18/30 (Reg. S)	EUR	21,745,000	20,862,799
0.35% 10/18/32 (Reg. S)	EUR	43,512,000	40,417,997
0.4% 5/15/35 (Reg. S)	EUR	24,240,000	21,179,163
0.55% 4/22/41 (Reg. S)	EUR	13,006,000	10,042,369
0.9% 5/15/28 (Reg. S)	EUR	19,128,000	20,010,255
1% 5/15/26(Reg. S)	EUR	50,217,000	53,760,862
1.1% 5/15/29 (Reg. S)	EUR	53,329,000	55,549,488
1.5% 5/15/50 (Reg. S)	EUR	25,043,000	20,740,083
1.7% 5/15/37	EUR	4,490,000	4,416,549
2% 2/18/45 (Reg.S)	EUR	23,584,000	22,447,701
2.4% 5/15/30 (Reg. S)	EUR	20,760,000	23,109,306
3% 10/18/43(Reg. S)	EUR	13,800,000	15,801,843
5.4% 3/13/25	EUR	13,372,000	15,153,715
TOTAL IRELAND			360,399,932
Italy - 5.9%
Italian Republic:
0% 4/1/26 (Reg. S)	EUR	51,571,000	53,453,272
0% 8/1/26(Reg. S)	EUR	12,600,000	12,956,561
0.25% 3/15/28 (Reg. S)	EUR	24,775,000	24,514,129
0.45% 2/15/29(Reg. S)	EUR	29,560,000	28,679,629
0.6% 8/1/31 (Reg. S) (b)	EUR	17,143,000	15,462,873
0.95% 8/1/30 (Reg. S)	EUR	16,920,000	16,152,634
0.95% 6/1/32 (Reg. S)	EUR	31,140,000	28,151,328
0.95% 3/1/37 (Reg. S) (b)	EUR	41,747,000	32,284,217
1.1% 4/1/27 (Reg. S)	EUR	27,790,000	29,079,179
1.45% 5/15/25	EUR	12,582,000	13,595,433
1.65% 3/1/32 (b)	EUR	1,710,000	1,650,724
1.7% 9/1/51 (Reg. S) (b)	EUR	5,786,000	3,924,963
1.8% 3/1/41 (Reg. S) (b)	EUR	31,210,000	24,841,535
2.15% 9/1/52 (Reg. S) (b)	EUR	22,110,000	16,220,949
2.15% 3/1/72 (Reg. S) (b)	EUR	4,097,000	2,756,082
2.5% 12/1/24	EUR	24,400,000	26,738,936
2.5% 12/1/32(Reg. S)	EUR	18,000,000	18,354,665
2.65% 12/1/27(Reg. S)	EUR	14,400,000	15,772,884
2.7% 3/1/47 (b)	EUR	5,850,000	5,091,314
2.8% 6/15/29(Reg. S)	EUR	16,700,000	18,169,307
3% 8/1/29	EUR	18,611,000	20,467,951
3.25% 9/1/46 (b)	EUR	9,830,000	9,421,232
3.5% 1/15/26(Reg. S)	EUR	17,100,000	19,117,757
3.7% 6/15/30(Reg. S)	EUR	5,900,000	6,680,611
3.8% 8/1/28(Reg. S)	EUR	9,700,000	11,078,052
3.85% 12/15/29(Reg. S)	EUR	5,900,000	6,749,623
4% 2/1/37 (b)	EUR	137,000	153,058
4.35% 11/1/33(Reg. S)	EUR	10,500,000	12,274,329
4.4% 5/1/33(Reg. S)	EUR	23,400,000	27,524,351
4.45% 9/1/43(Reg. S) (b)	EUR	4,000,000	4,552,425
4.75% 9/1/44 (b)	EUR	11,726,000	13,930,725
5% 8/1/34 (b)	EUR	9,900,000	12,167,526
6% 5/1/31	EUR	20,409,000	26,500,573
7.25% 11/1/26	EUR	19,492,000	24,108,855
TOTAL ITALY			582,577,682
Japan - 20.5%
Japan Government:
0.005% 12/1/24	JPY	2,769,200,000	19,649,929
0.005% 6/1/25	JPY	1,408,300,000	9,989,541
0.005% 8/1/25	JPY	7,780,900,000	55,191,966
0.005% 9/1/25	JPY	2,255,300,000	15,993,596
0.005% 3/20/26	JPY	676,550,000	4,795,396
0.005% 6/20/26	JPY	4,721,750,000	33,461,468
0.005% 3/20/27	JPY	5,770,000,000	40,834,822
0.005% 6/20/27	JPY	2,590,000,000	18,312,586
0.1% 3/20/24	JPY	260,000,000	1,845,023
0.1% 3/20/27	JPY	3,530,000,000	25,058,243
0.1% 6/20/27	JPY	5,020,150,000	35,612,802
0.1% 9/20/27	JPY	30,000,000	212,657
0.1% 9/20/27	JPY	5,328,100,000	37,766,026
0.1% 3/20/28	JPY	6,334,600,000	44,806,737
0.1% 9/20/28	JPY	1,415,100,000	9,981,975
0.1% 6/20/31	JPY	15,092,100,000	104,506,906
0.2% 12/20/27	JPY	1,559,000,000	11,083,495
0.2% 3/20/28	JPY	2,462,400,000	17,490,375
0.2% 6/20/28	JPY	3,820,600,000	27,115,963
0.2% 3/20/32	JPY	2,048,200,000	14,182,841
0.2% 9/20/32	JPY	1,023,200,000	7,049,195
0.2% 6/20/36	JPY	4,474,500,000	29,212,773
0.3% 12/20/25	JPY	3,000,000,000	21,392,340
0.3% 9/20/28	JPY	2,825,200,000	20,111,016
0.4% 3/20/25	JPY	9,610,400,000	68,504,431
0.4% 6/20/25	JPY	1,615,650,000	11,525,199
0.4% 9/20/28	JPY	2,067,700,000	14,788,748
0.4% 6/20/33	JPY	10,242,300,000	71,283,502
0.4% 6/20/41	JPY	27,727,900,000	169,824,537
0.4% 3/20/56	JPY	140,000,000	678,255
0.5% 12/20/32	JPY	6,077,800,000	42,892,026
0.5% 3/20/33	JPY	13,766,200,000	96,908,190
0.5% 3/20/60	JPY	597,800,000	2,865,709
0.6% 6/20/24	JPY	410,400,000	2,920,447
0.6% 12/20/36	JPY	8,330,000,000	56,823,006
0.7% 6/20/51	JPY	9,617,450,000	54,212,406
0.7% 3/20/61	JPY	5,773,100,000	29,501,360
0.8% 9/20/33	JPY	5,624,900,000	40,557,923
0.8% 3/20/42	JPY	15,485,900,000	100,714,363
0.9% 6/20/42	JPY	3,810,000,000	25,133,570
1% 3/20/52	JPY	9,999,000,000	60,698,894
1.1% 3/20/43	JPY	8,054,000,000	54,563,851
1.1% 6/20/43	JPY	6,114,400,000	41,312,095
1.2% 6/20/53	JPY	5,376,400,000	34,107,348
1.3% 6/20/52	JPY	2,660,000,000	17,389,609
1.4% 12/20/42	JPY	8,300,300,000	59,325,364
1.4% 12/20/45	JPY	970,400,000	6,780,963
1.4% 9/20/52	JPY	2,841,600,000	19,008,893
1.4% 3/20/53	JPY	5,827,900,000	38,897,719
1.5% 9/20/43	JPY	2,695,500,000	19,451,569
1.6% 3/20/33	JPY	4,250,200,000	32,900,165
1.6% 12/20/52	JPY	7,051,200,000	49,393,406
1.7% 9/20/32	JPY	200,000,000	1,558,723
1.8% 9/20/53	JPY	2,224,000,000	16,290,406
2% 12/20/24	JPY	1,548,550,000	11,197,884
2% 3/20/25	JPY	40,000,000	290,610
2.1% 6/20/27	JPY	730,000,000	5,536,144
2.3% 3/20/40	JPY	1,641,350,000	13,549,402
2.4% 6/20/28	JPY	4,480,650,000	34,905,852
2.4% 3/20/48	JPY	4,353,800,000	36,160,625
2.5% 6/20/34	JPY	8,518,600,000	71,391,305
TOTAL JAPAN			2,019,502,170
Latvia - 0.4%
Latvian Republic:
0% 3/17/31 (Reg. S)	EUR	5,378,000	4,742,629
0.25% 1/23/30 (Reg. S)	EUR	2,400,000	2,219,443
0.375% 10/7/26 (Reg. S)	EUR	6,887,000	7,070,168
1.125% 5/30/28 (Reg. S)	EUR	7,800,000	7,951,825
1.375% 9/23/25 (Reg. S)	EUR	10,220,000	10,963,191
1.375% 5/16/36 (Reg. S)	EUR	1,833,000	1,586,597
1.875% 2/19/49 (Reg. S)	EUR	4,878,000	3,861,632
2.25% 2/15/47(Reg. S)	EUR	1,380,000	1,180,918
TOTAL LATVIA			39,576,403
Lithuania - 0.5%
Lithuanian Republic:
0.5% 7/28/50 (Reg. S)	EUR	2,285,000	1,233,086
0.75% 5/6/30 (Reg. S)	EUR	5,762,000	5,445,109
0.75% 7/15/51(Reg. S)	EUR	2,250,000	1,293,012
0.95% 5/26/27 (Reg. S)	EUR	1,116,000	1,142,429
1.625% 6/19/49 (Reg. S)	EUR	1,009,000	733,070
2.1% 5/26/47 (Reg. S)	EUR	3,903,000	3,418,665
2.125% 10/29/26 (Reg. S)	EUR	4,140,000	4,456,551
2.125% 10/22/35 (Reg. S)	EUR	6,210,000	6,021,623
3.875% 6/14/33(Reg. S)	EUR	5,200,000	6,000,185
4.125% 4/25/28(Reg. S)	EUR	13,600,000	15,478,244
TOTAL LITHUANIA			45,221,974
Luxembourg - 0.4%
Grand Duchy of Luxembourg:
0% 4/28/25 (Reg. S)	EUR	174,000	184,776
0% 11/13/26 (Reg. S)	EUR	10,726,000	11,069,884
0% 4/28/30 (Reg. S)	EUR	1,879,000	1,789,447
0% 3/24/31 (Reg. S)	EUR	9,303,000	8,655,801
0% 9/14/32 (Reg. S)	EUR	2,297,000	2,059,225
0.625% 2/1/27 (Reg. S)	EUR	5,651,000	5,903,493
1.375% 5/25/29(Reg. S)	EUR	3,870,000	4,068,823
1.75% 5/25/42(Reg. S)	EUR	2,630,000	2,463,351
3.25% 3/2/43(Reg. S)	EUR	5,700,000	6,668,463
TOTAL LUXEMBOURG			42,863,263
Netherlands - 4.7%
Dutch Government:
0% 1/15/26 (b)	EUR	30,220,000	31,772,233
0% 1/15/27 (Reg. S) (b)	EUR	2,084,000	2,153,851
0% 1/15/29(Reg. S) (b)	EUR	4,200,000	4,166,468
0% 7/15/30 (Reg. S) (b)	EUR	44,713,000	42,936,178
0% 7/15/31 (Reg. S) (b)	EUR	6,951,000	6,513,238
0% 1/15/38 (Reg. S) (b)	EUR	28,830,000	22,484,862
0% 1/15/52 (Reg. S) (b)	EUR	17,727,000	10,040,050
0.25% 7/15/25 (b)	EUR	35,050,000	37,354,050
0.25% 7/15/29(Reg. S) (b)	EUR	1,900,000	1,893,865
0.5% 7/15/26(Reg. S) (b)	EUR	9,511,000	10,051,333
0.5% 7/15/32 (Reg. S) (b)	EUR	16,600,000	15,824,738
0.5% 1/15/40 (Reg. S) (b)	EUR	42,689,000	34,878,244
0.75% 7/15/27 (Reg. S) (b)	EUR	40,302,000	42,405,547
0.75% 7/15/28 (b)	EUR	78,754,000	81,797,949
2% 1/15/54(Reg. S) (b)	EUR	18,200,000	18,099,377
2.5% 1/15/33 (b)	EUR	11,430,000	12,843,256
2.5% 7/15/33(Reg. S) (b)	EUR	22,500,000	25,201,572
2.75% 1/15/47 (b)	EUR	18,665,000	21,552,531
3.75% 1/15/42 (b)	EUR	23,730,000	30,866,647
4% 1/15/37 (b)	EUR	8,170,000	10,521,954
TOTAL NETHERLANDS			463,357,943
New Zealand - 1.9%
New Zealand Government:
0.25% 5/15/28	NZD	39,600,000	21,134,729
0.5% 5/15/24	NZD	2,189,000	1,359,161
0.5% 5/15/26	NZD	51,379,000	29,655,490
1.5% 5/15/31	NZD	63,200,000	33,015,035
1.75% 5/15/41	NZD	9,264,000	3,854,458
2% 5/15/32	NZD	41,113,000	21,824,492
2.75% 4/15/37 (Reg. S)	NZD	45,131,000	23,462,711
2.75% 5/15/51	NZD	23,500,000	10,597,189
3% 4/20/29	NZD	39,494,000	23,607,475
3.5% 4/14/33 (Reg. S)	NZD	22,900,000	13,564,956
4.5% 4/15/27	NZD	12,600,000	8,019,651
TOTAL NEW ZEALAND			190,095,347
Norway - 1.2%
Kingdom of Norway:
1.25% 9/17/31 (Reg. S) (b)	NOK	12,161,000	1,036,089
1.375% 8/19/30 (Reg. S) (b)	NOK	325,081,000	28,369,765
1.5% 2/19/26 (Reg. S) (b)	NOK	76,672,000	7,224,445
1.75% 3/13/25 (Reg. S) (b)	NOK	199,500,000	19,152,071
1.75% 2/17/27 (Reg. S) (b)	NOK	263,382,000	24,700,083
1.75% 9/6/29 (Reg. S) (b)	NOK	75,590,000	6,855,024
2% 4/26/28 (Reg. S) (b)	NOK	45,900,000	4,292,777
2.125% 5/18/32(Reg. S) (b)	NOK	142,533,000	12,859,269
3% 8/15/33(Reg. S) (b)	NOK	97,000,000	9,333,783
3.5% 10/6/42(Reg. S) (b)	NOK	36,600,000	3,788,339
TOTAL NORWAY			117,611,645
Portugal - 4.6%
Portugal Obrigacoes Do Tesouro:
0.3% 10/17/31 (Reg. S) (b)	EUR	2,477,000	2,301,200
0.475% 10/18/30 (Reg. S) (b)	EUR	16,191,000	15,683,732
0.7% 10/15/27 (Reg. S) (b)	EUR	56,405,000	58,769,842
0.9% 10/12/35 (Reg. S) (b)	EUR	20,277,000	17,901,120
1% 4/12/52 (Reg. S) (b)	EUR	14,615,000	9,307,191
1.15% 4/11/42 (Reg. S) (b)	EUR	27,900,000	22,201,804
1.65% 7/16/32 (Reg. S) (b)	EUR	71,240,000	72,668,347
1.95% 6/15/29 (Reg. S) (b)	EUR	46,574,000	50,406,083
2.875% 10/15/25 (Reg. S) (b)	EUR	73,288,000	81,365,511
2.875% 7/21/26(Reg. S) (b)	EUR	27,450,000	30,811,192
3.875% 2/15/30(Reg. S) (b)	EUR	16,065,000	19,192,288
4.1% 2/15/45(Reg. S) (b)	EUR	7,847,000	9,815,874
Republic of Portugal:
2.125% 10/17/28 (b)	EUR	33,085,000	36,264,192
4.1% 4/15/37 (b)	EUR	24,573,000	30,206,907
TOTAL PORTUGAL			456,895,283
Singapore - 2.8%
Republic of Singapore:
, yield at date of purchase 2.1345% to 3.2056% 10/1/51	SGD	41,700,000	26,529,068
1.625% 7/1/31	SGD	57,454,000	40,290,719
1.875% 3/1/50	SGD	19,850,000	12,619,170
2.125% 6/1/26	SGD	65,913,000	48,834,803
2.25% 8/1/36	SGD	8,615,000	6,188,308
2.375% 7/1/39	SGD	5,400,000	3,886,691
2.625% 5/1/28	SGD	3,800,000	2,874,150
2.625% 8/1/32	SGD	31,700,000	23,839,553
2.75% 4/1/42	SGD	48,017,000	36,330,650
2.875% 9/1/27	SGD	41,000,000	31,228,036
2.875% 8/1/28	SGD	5,800,000	4,431,424
2.875% 7/1/29	SGD	3,553,000	2,711,022
3.375% 9/1/33	SGD	23,600,000	18,886,616
3.5% 3/1/27	SGD	18,124,000	13,984,216
TOTAL SINGAPORE			272,634,426
Slovakia - 1.7%
Slovakia Republic:
0.125% 6/17/27 (Reg. S)	EUR	8,670,000	8,741,324
0.25% 5/14/25 (Reg. S)	EUR	35,344,000	37,460,410
0.375% 4/21/36(Reg. S)	EUR	5,220,000	3,964,221
1% 6/12/28 (Reg. S)	EUR	13,930,000	14,180,844
1% 10/9/30 (Reg. S)	EUR	14,233,000	13,757,097
1% 5/14/32 (Reg. S)	EUR	18,381,000	17,115,038
1% 10/13/51 (Reg. S)	EUR	920,000	526,119
1.375% 1/21/27	EUR	3,150,000	3,331,459
1.875% 3/9/37 (Reg. S)	EUR	4,837,000	4,408,651
2% 10/17/47 (Reg. S)	EUR	18,134,000	14,755,826
2.25% 6/12/68 (Reg. S)	EUR	1,282,000	999,403
3.625% 1/16/29 (Reg. S)	EUR	14,171,000	16,087,116
3.625% 6/8/33(Reg. S)	EUR	24,500,000	27,960,415
3.875% 2/8/33 (Reg. S)	EUR	3,054,000	3,559,996
TOTAL SLOVAKIA			166,847,919
Slovenia - 0.9%
Republic of Slovenia:
0% 2/12/31 (Reg. S)	EUR	5,375,000	4,856,284
0.125% 7/1/31(Reg. S)	EUR	6,660,000	6,033,303
0.4875% 10/20/50 (Reg. S)	EUR	6,065,000	3,451,173
0.6875% 3/3/81(Reg. S)	EUR	348,000	186,428
0.875% 7/15/30 (Reg. S)	EUR	14,118,000	13,792,447
1% 3/6/28(Reg. S)	EUR	9,000,000	9,283,679
1.1875% 3/14/29 (Reg. S)	EUR	4,421,000	4,511,739
1.5% 3/25/35 (Reg. S)	EUR	6,884,000	6,381,529
1.75% 11/3/40 (Reg. S)	EUR	8,240,000	7,376,937
2.125% 7/28/25 (Reg. S)	EUR	261,000	284,506
2.25% 3/3/32 (Reg. S)	EUR	6,950,000	7,343,151
3.125% 8/7/45 (Reg. S)	EUR	6,338,000	6,905,316
3.625% 3/11/33(Reg. S)	EUR	4,400,000	5,137,651
5.125% 3/30/26 (Reg. S)	EUR	12,292,000	14,206,175
TOTAL SLOVENIA			89,750,318
Spain - 4.7%
Spanish Kingdom:
0% 1/31/25	EUR	7,857,000	8,394,181
0% 5/31/25	EUR	39,010,000	41,323,339
0% 1/31/26	EUR	32,671,000	34,118,659
0% 1/31/27	EUR	31,580,000	32,249,988
0% 1/31/28	EUR	25,308,000	25,231,019
0.5% 10/31/31 (Reg. S) (b)	EUR	7,736,000	7,185,090
0.6% 10/31/29 (Reg. S) (b)	EUR	19,277,000	18,977,684
0.7% 4/30/32 (Reg. S) (b)	EUR	22,230,000	20,705,080
0.8% 7/30/27 (Reg. S) (b)	EUR	23,656,000	24,574,254
0.8% 7/30/29	EUR	24,230,000	24,247,169
0.85% 7/30/37 (Reg. S) (b)	EUR	23,974,000	19,477,651
1% 7/30/42(Reg. S) (b)	EUR	13,360,000	9,864,569
1% 10/31/50 (Reg. S) (b)	EUR	15,809,000	9,848,359
1.2% 10/31/40 (Reg. S) (b)	EUR	600,000	474,086
1.25% 10/31/30 (Reg. S) (b)	EUR	8,115,000	8,149,848
1.4% 4/30/28 (Reg. S) (b)	EUR	14,259,000	15,015,732
1.45% 4/30/29 (Reg. S) (b)	EUR	8,730,000	9,102,603
1.45% 10/31/71 (Reg. S) (b)	EUR	8,259,000	4,612,227
1.9% 10/31/52 (Reg. S) (b)	EUR	11,400,000	8,695,752
1.95% 4/30/26 (Reg. S) (b)	EUR	11,790,000	12,812,371
2.55% 10/31/32(Reg. S) (b)	EUR	39,300,000	42,321,429
2.7% 10/31/48 (b)	EUR	3,843,000	3,644,513
2.9% 10/31/46(Reg. S) (b)	EUR	720,000	717,970
3.15% 4/30/33 (Reg. S) (b)	EUR	7,100,000	7,967,792
3.45% 7/30/43(Reg. S) (b)	EUR	10,500,000	11,486,631
3.55% 10/31/33(Reg. S) (b)	EUR	12,700,000	14,680,795
4.2% 1/31/37 (b)	EUR	6,230,000	7,602,115
5.15% 10/31/44 (b)	EUR	14,225,000	19,525,967
5.75% 7/30/32	EUR	6,620,000	8,918,222
6% 1/31/29	EUR	6,030,000	7,735,889
TOTAL SPAIN			459,660,984
Sweden - 1.4%
Sweden Kingdom:
0.125% 5/12/31 (Reg. S)	SEK	176,865,000	15,300,820
0.5% 11/24/45	SEK	48,860,000	3,417,131
0.75% 5/12/28	SEK	111,760,000	10,479,614
0.75% 11/12/29	SEK	246,520,000	22,766,691
1% 11/12/26 (Reg. S)	SEK	276,075,000	26,408,471
1.375% 6/23/71	SEK	45,910,000	3,093,880
1.75% 11/11/33(Reg. S)	SEK	156,700,000	15,140,911
2.25% 6/1/32	SEK	87,865,000	8,880,701
2.5% 5/12/25	SEK	223,435,000	22,033,160
3.5% 3/30/39	SEK	108,125,000	12,525,221
TOTAL SWEDEN			140,046,600
Switzerland - 2.6%
Switzerland Confederation:
0% 7/24/39 (Reg. S)	CHF	2,070,000	2,213,395
0.25% 6/23/35(Reg. S)	CHF	7,110,000	8,035,767
0.5% 6/27/32	CHF	27,300,000	31,889,828
0.5% 6/28/45	CHF	3,736,000	4,316,445
0.5% 5/24/55(Reg. S)	CHF	15,200,000	17,827,040
0.5% 5/30/58 (Reg. S)	CHF	3,907,000	4,643,340
1.25% 5/28/26	CHF	5,574,000	6,672,974
1.25% 6/27/37 (Reg. S)	CHF	6,501,000	8,305,403
1.25% 6/28/43(Reg. S)	CHF	4,000,000	5,283,225
1.5% 4/30/42	CHF	14,124,000	19,209,043
2% 6/25/64 (Reg. S)	CHF	2,342,000	4,364,326
2.25% 6/22/31(Reg. S)	CHF	16,319,000	21,565,179
2.5% 3/8/36 (Reg. S)	CHF	3,128,000	4,505,198
3.5% 4/8/33	CHF	26,804,000	39,851,386
4% 4/8/28	CHF	25,010,000	33,716,769
4% 1/6/49 (Reg. S)	CHF	19,826,000	41,975,205
TOTAL SWITZERLAND			254,374,523
United Kingdom - 4.1%
United Kingdom, Great Britain and Northern Ireland:
0.125% 1/31/24 (Reg. S)	GBP	56,000	71,102
0.125% 1/31/28 (Reg. S)	GBP	2,396,000	2,679,847
0.375% 10/22/26 (Reg. S)	GBP	21,340,000	24,929,310
0.375% 10/22/30 (Reg. S)	GBP	12,977,000	13,553,308
0.5% 1/31/29(Reg. S)	GBP	24,400,000	26,995,134
0.625% 6/7/25	GBP	38,680,000	46,954,319
0.625% 7/31/35 (Reg. S)	GBP	155,000	140,473
0.875% 1/31/46 (Reg. S)	GBP	8,692,000	5,919,647
1.25% 7/22/27	GBP	18,140,000	21,465,957
1.25% 10/22/41 (Reg. S)	GBP	54,457,000	45,056,377
1.25% 7/31/51(Reg. S)	GBP	67,940,000	46,088,371
1.5% 7/22/26(Reg. S)	GBP	6,200,000	7,513,244
1.625% 10/22/28	GBP	3,570,000	4,212,671
1.625% 10/22/71 (Reg. S)	GBP	19,072,000	12,592,645
3.25% 1/31/33(Reg. S)	GBP	8,400,000	10,472,415
3.5% 10/22/25(Reg. S)	GBP	15,700,000	19,844,364
3.5% 7/22/68	GBP	1,510,000	1,729,797
3.75% 10/22/53(Reg. S) (d)	GBP	20,800,000	24,753,601
4.25% 6/7/32	GBP	10,600,000	14,304,268
4.25% 3/7/36 (Reg. S)	GBP	2,199,000	2,941,141
4.25% 12/7/49 (Reg. S)	GBP	15,124,000	19,598,300
4.5% 6/7/28(Reg. S)	GBP	8,500,000	11,291,741
4.5% 9/7/34	GBP	2,430,000	3,328,465
4.75% 12/7/30	GBP	22,792,000	31,456,442
United Kingdom, Great Britain and Northern Ireland Treasury GILT 2.5% 7/22/65 (Reg. S)	GBP	4,840,000	4,311,738
TOTAL UNITED KINGDOM			402,204,677
TOTAL GOVERNMENT OBLIGATIONS (Cost $10,667,746,900)			9,727,062,589

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e) (Cost $149,869,926)	149,839,958	149,869,926

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $10,817,616,826)	9,876,932,515
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(48,392,016)
NET ASSETS - 100.0%	9,828,540,499

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	286	Mar 2024	37,660,238	654,878	654,878
ICE Long Gilt Contracts (United Kingdom)	538	Mar 2024	70,393,438	3,681,321	3,681,321

TOTAL FUTURES CONTRACTS					4,336,199
The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	1,631,622	CHF	1,366,077	JPMorgan Chase Bank, N.A.	1/03/24	7,370
USD	52,398,482	EUR	47,368,000	BNP Paribas S.A.	1/03/24	106,578
USD	16,698,244	GBP	13,109,000	BNP Paribas S.A.	1/03/24	(11,143)
USD	13,810,617	SGD	18,214,409	BNP Paribas S.A.	1/03/24	9,209
AUD	718,992,000	USD	491,502,931	Bank of America, N.A.	1/04/24	(1,528,504)
AUD	4,097,000	USD	2,775,365	Goldman Sachs Bank USA	1/04/24	16,634
CAD	554,693,000	USD	419,174,035	Bank of America, N.A.	1/04/24	(547,495)
CAD	40,667,000	USD	29,647,326	Brown Brothers Harriman & Co	1/04/24	1,044,039
CAD	1,754,000	USD	1,314,762	Citibank, N. A.	1/04/24	8,981
CAD	3,929,000	USD	2,897,760	Goldman Sachs Bank USA	1/04/24	67,455
CHF	10,073,000	USD	11,537,497	Citibank, N. A.	1/04/24	440,529
CHF	213,300,000	USD	252,874,926	Citibank, N. A.	1/04/24	764,798
DKK	1,211,280,307	USD	179,848,598	Bank of America, N.A.	1/04/24	(461,480)
EUR	43,578,000	USD	47,769,027	Brown Brothers Harriman & Co	1/04/24	340,979
EUR	2,687,000	USD	2,948,528	Brown Brothers Harriman & Co	1/04/24	17,913
EUR	10,906,000	USD	11,998,105	Brown Brothers Harriman & Co	1/04/24	42,092
EUR	12,918,000	USD	14,193,020	Brown Brothers Harriman & Co	1/04/24	68,421
EUR	28,541,000	USD	31,107,150	Royal Bank of Canada	1/04/24	402,045
EUR	4,636,206,000	USD	5,131,120,991	State Street Bank and Trust Co	1/04/24	(12,760,865)
GBP	4,519,000	USD	5,691,839	Brown Brothers Harriman & Co	1/04/24	68,339
GBP	1,957,000	USD	2,494,793	Canadian Imperial Bk. of Comm.	1/04/24	(288)
GBP	311,306,000	USD	396,136,885	State Street Bank and Trust Co	1/04/24	671,672
HKD	176,764,610	USD	22,619,497	BNP Paribas S.A.	1/04/24	18,511
JPY	6,408,300,000	USD	43,494,314	Brown Brothers Harriman & Co	1/04/24	1,962,014
JPY	1,547,200,000	USD	10,782,039	Brown Brothers Harriman & Co	1/04/24	192,795
JPY	283,920,044,303	USD	2,007,779,113	State Street Bank and Trust Co	1/04/24	6,165,702
NOK	1,170,271,885	USD	114,734,787	State Street Bank and Trust Co	1/04/24	453,689
NZD	292,347,000	USD	185,084,886	Bank of America, N.A.	1/04/24	(276,921)
SEK	1,374,306,000	USD	137,508,980	State Street Bank and Trust Co	1/04/24	(1,244,930)
SGD	1,191,000	USD	897,270	BNP Paribas S.A.	1/04/24	5,220
SGD	373,395,924	USD	282,747,179	State Street Bank and Trust Co	1/04/24	196,528
USD	16,423,315	AUD	24,843,000	Bank of America, N.A.	1/04/24	(506,546)
USD	448,363,486	AUD	688,905,000	State Street Bank and Trust Co	1/04/24	(21,107,431)
USD	6,176,484	AUD	9,341,000	State Street Bank and Trust Co	1/04/24	(189,166)
USD	406,083,423	CAD	556,889,000	BNP Paribas S.A.	1/04/24	(14,200,437)
USD	17,341,221	CAD	23,393,000	BNP Paribas S.A.	1/04/24	(313,465)
USD	15,322,178	CAD	20,761,000	State Street Bank and Trust Co	1/04/24	(346,138)
USD	253,257,370	CHF	223,373,000	Citibank, N. A.	1/04/24	(12,360,380)
USD	174,835,581	DKK	1,195,211,000	Bank of America, N.A.	1/04/24	(2,171,719)
USD	2,350,663	DKK	16,073,000	State Street Bank and Trust Co	1/04/24	(29,702)
USD	5,012,123,824	EUR	4,594,064,000	Bank of America, N.A.	1/04/24	(59,711,636)
USD	155,086,740	EUR	141,904,000	State Street Bank and Trust Co	1/04/24	(1,574,930)
USD	15,002,913	GBP	11,865,000	Brown Brothers Harriman & Co	1/04/24	(120,900)
USD	381,967,908	GBP	307,041,000	JPMorgan Chase Bank, N.A.	1/04/24	(9,404,234)
USD	22,726,591	HKD	177,182,000	Brown Brothers Harriman & Co	1/04/24	35,128
USD	49,824,598	JPY	7,351,900,000	Bank of America, N.A.	1/04/24	(2,325,016)
USD	8,170,396	JPY	1,197,200,000	Bank of America, N.A.	1/04/24	(321,765)
USD	12,080,858	JPY	1,781,950,000	Canadian Imperial Bk. of Comm.	1/04/24	(559,141)
USD	1,895,591,067	JPY	281,548,350,000	Royal Bank of Canada	1/04/24	(101,530,485)
USD	107,851,318	NOK	1,170,272,000	State Street Bank and Trust Co	1/04/24	(7,337,170)
USD	7,192,094	NZD	11,733,000	Bank of America, N.A.	1/04/24	(224,954)
USD	167,563,354	NZD	280,615,000	State Street Bank and Trust Co	1/04/24	(9,828,194)
USD	128,248,920	SEK	1,350,910,000	JPMorgan Chase Bank, N.A.	1/04/24	(5,695,390)
USD	2,304,469	SEK	23,396,000	JPMorgan Chase Bank, N.A.	1/04/24	(15,272)
USD	6,597,756	SGD	8,839,000	Citibank, N. A.	1/04/24	(100,066)
USD	273,176,877	SGD	366,490,000	State Street Bank and Trust Co	1/04/24	(4,533,811)
SGD	10,175,000	USD	7,725,582	BNP Paribas S.A.	2/02/24	(3,999)
USD	14,666,408	AUD	21,460,000	Bank of America, N.A.	2/02/24	26,975
USD	493,889,650	AUD	721,834,000	Bank of America, N.A.	2/02/24	1,473,985
USD	13,797,681	CAD	18,189,000	Bank of America, N.A.	2/02/24	64,641
USD	420,608,526	CAD	556,341,000	Bank of America, N.A.	2/02/24	560,507
USD	253,991,451	CHF	213,603,000	Citibank, N. A.	2/02/24	(826,583)
USD	5,371,139	CHF	4,483,000	JPMorgan Chase Bank, N.A.	2/02/24	23,138
USD	179,616,849	DKK	1,208,067,000	Bank of America, N.A.	2/02/24	418,302
USD	168,479,825	EUR	152,129,000	BNP Paribas S.A.	2/02/24	319,928
USD	5,150,602,122	EUR	4,648,625,000	State Street Bank and Trust Co	2/02/24	12,119,000
USD	11,892,790	GBP	9,335,000	BNP Paribas S.A.	2/02/24	(8,196)
USD	398,555,247	GBP	313,158,000	State Street Bank and Trust Co	2/02/24	(682,998)
USD	23,333,042	HKD	182,207,000	BNP Paribas S.A.	2/02/24	(18,334)
USD	2,014,304,022	JPY	283,556,800,000	State Street Bank and Trust Co	2/02/24	(6,543,239)
USD	117,457,883	NOK	1,197,193,000	State Street Bank and Trust Co	2/02/24	(472,414)
USD	185,563,602	NZD	293,080,000	Bank of America, N.A.	2/02/24	268,755
USD	138,113,369	SEK	1,378,754,000	State Street Bank and Trust Co	2/02/24	1,235,127
USD	283,148,627	SGD	373,430,000	State Street Bank and Trust Co	2/02/24	(239,156)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(250,517,494)
Unrealized Appreciation						29,616,999
Unrealized Depreciation						(280,134,493)

For the period, the average contract value for forward foreign currency contracts was $26,371,867,480. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound sterling
HKD	-	Hong Kong dollar
JPY	-	Japanese yen
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
SEK	-	Swedish krona
SGD	-	Singapore dollar
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,857,129,220 or 29.1% of net assets.

(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,355,918.
(d)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $293,796,194.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	77,361,656	2,219,885,646	2,147,377,376	2,285,578	-	-	149,869,926	0.3%
Total	77,361,656	2,219,885,646	2,147,377,376	2,285,578	-	-	149,869,926

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Government Obligations	9,727,062,589	-	9,727,062,589	-

Money Market Funds	149,869,926	149,869,926	-	-
Total Investments in Securities:	9,876,932,515	149,869,926	9,727,062,589	-
Derivative Instruments: Assets
Futures Contracts	4,336,199	4,336,199	-	-
Forward Foreign Currency Contracts	29,616,999	-	29,616,999	-
Total Assets	33,953,198	4,336,199	29,616,999	-
Liabilities
Forward Foreign Currency Contracts	(280,134,493)	-	(280,134,493)	-
Total Liabilities	(280,134,493)	-	(280,134,493)	-
Total Derivative Instruments:	(246,181,295)	4,336,199	(250,517,494)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	29,616,999	(280,134,493)
Total Foreign Exchange Risk	29,616,999	(280,134,493)
Interest Rate Risk
Futures Contracts (b)	4,336,199	0
Total Interest Rate Risk	4,336,199	0
Total Value of Derivatives	33,953,198	(280,134,493)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received(a) ($)	Collateral Pledged(a) ($)	Net(b) ($)
Bank of America, N.A.	2,813,165	(68,076,036)	-	65,262,871	-
BNP Paribas S.A.	459,446	(14,555,574)	-	14,096,128	-
Brown Brothers Harriman & Co	3,771,720	(120,900)	(3,650,820)	-	-
Canadian Imperial Bk. of Comm.	-	(559,429)	-	366,893	(192,536)
Citibank, N.A.	1,214,308	(13,287,029)	-	10,829,674	(1,243,047)
Goldman Sachs Bank USA	84,089	-	-	-	84,089
JPMorgan Chase Bank, N.A.	30,508	(15,114,896)	-	15,084,388	-
Royal Bank of Canada	402,045	(101,530,485)	-	98,190,264	(2,938,176)
State Street Bank and Trust Co	20,841,718	(66,890,144)	-	46,048,426	-
Total	$29,616,999	$(280,134,493)	$(3,650,820)	$249,878,644	$(4,289,670)

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $10,667,746,900)	$9,727,062,589
Fidelity Central Funds (cost $149,869,926)	149,869,926

Total Investment in Securities (cost $10,817,616,826)		$9,876,932,515
Foreign currency held at value (cost $6,782,757)		6,851,970
Receivable for investments sold		83,758,350
Unrealized appreciation on forward foreign currency contracts		29,616,999
Receivable for fund shares sold		62,806,652
Interest receivable		60,908,334
Distributions receivable from Fidelity Central Funds		729,546
Receivable from investment adviser for expense reductions		29,777
Total assets		10,121,634,143
Liabilities
Unrealized depreciation on forward foreign currency contracts	$280,134,493
Payable for fund shares redeemed	11,786,174
Payable for daily variation margin on futures contracts	916,446
Other payables and accrued expenses	256,531
Total Liabilities		293,093,644
Net Assets		$9,828,540,499
Net Assets consist of:
Paid in capital		$10,658,741,069
Total accumulated earnings (loss)		(830,200,570)
Net Assets		$9,828,540,499
Net Asset Value, offering price and redemption price per share ($9,828,540,499 ÷ 1,124,867,828 shares)		$8.74
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$125,098,428
Income from Fidelity Central Funds		2,285,578
Income before foreign taxes withheld		$127,384,006
Less foreign taxes withheld		(572,680)
Total Income		126,811,326
Expenses
Custodian fees and expenses	$609,691
Independent trustees' fees and expenses	32,369
Interest	1,175
Miscellaneous	72
Total expenses before reductions	643,307
Expense reductions	(335,792)
Total expenses after reductions		307,515
Net Investment income (loss)		126,503,811
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(224,338,162)
Forward foreign currency contracts	52,981,086
Foreign currency transactions	7,649,532
Futures contracts	(6,623,023)
Total net realized gain (loss)		(170,330,567)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	653,014,678
Forward foreign currency contracts	79,604,480
Assets and liabilities in foreign currencies	(53,311)
Futures contracts	9,615,100
Total change in net unrealized appreciation (depreciation)		742,180,947
Net gain (loss)		571,850,380
Net increase (decrease) in net assets resulting from operations		$698,354,191
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,503,811	$56,176,815
Net realized gain (loss)	(170,330,567)	698,630,410
Change in net unrealized appreciation (depreciation)	742,180,947	(1,834,548,641)
Net increase (decrease) in net assets resulting from operations	698,354,191	(1,079,741,416)
Distributions to shareholders	(360,586,125)	(63,041,158)

Share transactions
Proceeds from sales of shares	1,868,490,454	5,973,560,658
Reinvestment of distributions	360,586,125	63,041,158
Cost of shares redeemed	(1,072,708,577)	(1,260,957,359)

Net increase (decrease) in net assets resulting from share transactions	1,156,368,002	4,775,644,457
Total increase (decrease) in net assets	1,494,136,068	3,632,861,883

Net Assets
Beginning of period	8,334,404,431	4,701,542,548
End of period	$9,828,540,499	$8,334,404,431

Other Information
Shares
Sold	218,251,463	648,488,407
Issued in reinvestment of distributions	41,654,654	7,336,551
Redeemed	(126,164,722)	(143,145,897)
Net increase (decrease)	133,741,395	512,679,061

Financial Highlights
Fidelity® Series International Developed Markets Bond Index Fund

Years ended December 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$8.41	$9.83	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.118	.066	.007
Net realized and unrealized gain (loss)	.547	(1.420)	(.169)
Total from investment operations	.665	(1.354)	(.162)
Distributions from net investment income	(.335)	(.066)	(.008)
Total distributions	(.335)	(.066)	(.008)
Net asset value, end of period	$8.74	$8.41	$9.83
Total Return D,E	7.99%	(13.79)%	(1.62)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.01%	.01%	.01% H
Expenses net of fee waivers, if any I	-%	-%	-% H
Expenses net of all reductions I	-%	-%	-% H
Net investment income (loss)	1.38%	.74%	.21% H
Supplemental Data
Net assets, end of period (000 omitted)	$9,828,540	$8,334,404	$4,701,543
Portfolio turnover rate J	18%	22%	2% K

AFor the period August 31, 2021 (commencement of operations) through December 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount represents less than .005%.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Series International Developed Markets Bond Index Fund (the Fund) is a non-diversified fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$264,143,469
Gross unrealized depreciation	(1,008,064,894)
Net unrealized appreciation (depreciation)	$(743,921,425)
Tax Cost	$10,794,923,908

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$93,519,414
Capital loss carryforward	$(181,523,600)
Net unrealized appreciation (depreciation) on securities and other investments	$(742,196,384)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(82,017,951)
Long-term	(99,505,648)
Total capital loss carryforward	$(181,523,600)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$360,586,125	$63,041,158

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Series International Developed Markets Bond Index Fund
Foreign Exchange Risk
Forward Foreign Currency Contracts	52,981,086	79,604,480
Total Foreign Exchange Risk	52,981,086	79,604,480
Interest Rate Risk
Futures Contracts	(6,623,023)	9,615,100
Total Interest Rate Risk	(6,623,023)	9,615,100
Totals	46,358,063	89,219,580

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series International Developed Markets Bond Index Fund	2,636,984,943	1,620,345,463
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Developed Markets Bond Index Fund	$8,329,000	5.08%	$1,175
9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through April 30, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $335,792.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Series International Developed Markets Bond Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series International Developed Markets Bond Index Fund (the "Fund"), a fund of Fidelity School Street Trust, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from August 31, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 31, 2021 (commencement of operations) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Series International Developed Markets Bond Index Fund	-%-D
Actual		$ 1,000	$ 1,044.90	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $73,838,019 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1202 and $0.0004 for the dividend paid April 6, 2023; $0.0188 and $0.0001 for the dividend paid July 10, 2023; $0.0197 and $0.0001 for the dividend paid October 9, 2023; and $0.1715 and $0.0006 for the dividend paid December 21, 2023.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series International Developed Markets Bond Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, collective investment trusts, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, collective investment trusts, and 529 plans.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, collective investment trusts, and 529 plans that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; and (x) matters related to money market funds, exchange-traded funds, and target date funds. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	21,333,918,003.710	98.990
Withheld	218,238,294.280	1.010
TOTAL	21,552,156,297.990	100.000
Jennifer Toolin McAuliffe
Affirmative	21,341,064,648.470	99.020
Withheld	211,091,649.520	0.980
TOTAL	21,552,156,297.990	100.000
Christine J. Thompson
Affirmative	21,338,732,597.390	99.010
Withheld	213,423,700.600	0.990
TOTAL	21,552,156,297.990	100.000
Elizabeth S. Acton
Affirmative	21,317,028,547.600	98.910
Withheld	235,127,750.390	1.090
TOTAL	21,552,156,297.990	100.000
Laura M. Bishop
Affirmative	21,336,468,393.320	99.000
Withheld	215,687,904.670	1.000
TOTAL	21,552,156,297.990	100.000
Ann E. Dunwoody
Affirmative	21,320,223,866.150	98.920
Withheld	231,932,431.840	1.080
TOTAL	21,552,156,297.990	100.000
John Engler
Affirmative	21,279,172,233.730	98.730
Withheld	272,984,064.260	1.270
TOTAL	21,552,156,297.990	100.000
Robert F. Gartland
Affirmative	21,319,450,613.340	98.920
Withheld	232,705,684.650	1.080
TOTAL	21,552,156,297.990	100.000
Robert W. Helm
Affirmative	21,334,642,392.210	98.990
Withheld	217,513,905.780	1.010
TOTAL	21,552,156,297.990	100.000
Arthur E. Johnson
Affirmative	21,298,270,597.120	98.820
Withheld	253,885,700.870	1.180
TOTAL	21,552,156,297.990	100.000
Michael E. Kenneally
Affirmative	20,916,217,437.980	97.050
Withheld	635,938,860.010	2.950
TOTAL	21,552,156,297.990	100.000
Mark A. Murray
Affirmative	21,321,664,592.720	98.930
Withheld	230,491,705.270	1.070
TOTAL	21,552,156,297.990	100.000
Carol J. Zierhoffer
Affirmative	21,337,428,755.990	99.000
Withheld	214,727,542.000	1.000
TOTAL	21,552,156,297.990	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9901932.102
IDM-ANN-0224
Fidelity® Intermediate Municipal Income Fund

Annual Report
December 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	1.07%	1.03%	1.79%
Class M (incl. 4.00% sales charge)	1.01%	1.07%	1.83%
Class C (incl. contingent deferred sales charge)	3.43%	1.13%	1.60%
Fidelity® Intermediate Municipal Income Fund	5.51%	2.18%	2.54%
Class I	5.53%	2.11%	2.46%
Class Z	5.56%	2.24%	2.53%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Municipal Income Fund, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund's share classes (excluding sales charges, if any), gained roughly 4.5% to 5.5%, versus the 5.26% advance of the Bloomberg 1-17 Year Municipal Bond Index and the 6.40% gain of the benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the 1-17 Year index, the fund's overweight to lower-quality investment-grade munis contributed to performance, as these securities outpaced higher-quality bonds. Overweights to health care, airport and housing bonds also helped the relative result, thanks to the segments' outperformance of the index amid strong investor demand for higher-yielding securities. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, added further value. Also, the fund had more interest rate sensitivity, as measured by its longer duration, than the index, which boosted the relative result in the final months of the period when muni yields sharply declined. In contrast, differences in the way fund holdings and index components were priced hurt relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

Texas	12.4
Illinois	9.5
New York	7.0
Florida	6.8
California	4.9

Revenue Sources (% of Fund's net assets)
General Obligations	31.8
Transportation	16.0
Health Care	12.1
Special Tax	6.5
State G.O.	6.2
Other	5.1
Electric Utilities	5.0
Others* (Individually Less Than 5%)	17.3
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 94.4%
	Principal Amount (a) (000s)	Value ($) (000s)
Alabama - 2.6%
Black Belt Energy Gas District:
Bonds:
Series 2022 D1, 4%, tender 6/1/27 (b)	9,420	9,472
Series 2022 F, 5.5%, tender 12/1/28 (b)	6,460	6,897
Series 2023 B2, 5.25%, tender 12/1/30 (b)	7,120	7,747
Series 2023 D1, 5.5%, tender 2/1/29 (b)	18,160	19,434
Series 2022 E:
5% 6/1/27	4,175	4,355
5% 6/1/28	5,980	6,279
Energy Southeast Ala Coop. District Bonds Series 2023 B1, 5.75%, tender 11/1/31 (b)	9,840	11,020
Hoover Series 2023:
5% 3/1/39	5,000	5,792
5% 3/1/40	11,480	13,180
5% 3/1/41	3,860	4,412
Huntsville Health Care Auth. Bonds Series 2023 A, 5%, tender 6/1/30 (b)	32,270	35,883
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	43,790	43,952
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	5,875	6,163
5% 3/1/30	6,125	6,424
5% 3/1/31	6,135	6,433
5% 3/1/32	4,930	5,163
5% 3/1/33	7,165	7,496
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 3.78%, tender 6/16/26 (b)	6,260	6,318
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/26	1,940	1,857
5% 3/1/27	3,915	3,694
5% 3/1/28	4,225	3,933
5% 3/1/29	3,465	3,183
5% 3/1/30	4,180	3,785
Southeast Energy Auth. Coop. Dis Bonds (Proj. No. 6) Series 2023 B, 5%, tender 6/1/30 (b)	44,290	47,272
Southeast Energy Auth. Rev. Bonds Series 2022 B1, 5%, tender 8/1/28 (b)	32,625	34,095
TOTAL ALABAMA		304,239
Alaska - 0.2%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,235	7,442
Alaska Hsg. Fin. Corp. Mtg. Rev.:
Series 2022 A, 3% 6/1/51	3,065	2,962
Series 2022 B1, 2% 12/1/32	4,750	3,984
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,575	7,791
TOTAL ALASKA		22,179
Arizona - 2.7%
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
5% 2/1/33	1,800	2,094
5% 2/1/35	1,580	1,825
5% 2/1/36	1,600	1,832
5% 2/1/37	1,700	1,927
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A, 4% 9/1/46	1,750	1,670
Arizona Indl. Dev. Auth. Rev. Series 2019 2, 3.625% 5/20/33	6,832	6,468
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	31,940	33,219
Bonds (Intel Corp. Proj.):
Series 2007, 4.1%, tender 6/15/28 (b)(c)	15,385	15,653
Series 2019, 5%, tender 6/3/24 (b)(c)	63,345	63,468
Gilbert Wtr. Resources Municpal Property Series 2022:
5% 7/15/32	3,630	4,359
5% 7/15/33	5,080	6,082
5% 7/15/34	4,715	5,631
Glendale Gen. Oblig. Series 2017, 5% 7/1/32	2,915	3,143
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	7,770	8,018
5% 7/1/28	7,255	7,470
5% 7/1/29	7,905	8,137
Glendale Trans. Excise Tax Rev. Series 2015, 5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	3,565	3,680
Indl. Dev. Auth. of The City of Glendale Sr. Living Rev. (Royal Oaks Inspirata Pointe Proj.) Series 2020 A:
4% 5/15/31	560	510
5% 5/15/41	1,000	904
5% 5/15/56	2,625	2,153
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	3,560	3,768
Bonds Series 2019 B, 5%, tender 9/1/24 (b)	10,690	10,801
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	5,170	4,174
6% 1/1/48 (d)	7,730	5,494
Maricopa County Rev.:
Bonds:
Series 2019 D, 5%, tender 5/15/26 (b)	12,610	13,182
Series C, 5%, tender 10/18/24 (b)	9,710	9,845
Series 2016 A:
4% 1/1/24	6,310	6,310
5% 1/1/24	1,990	1,990
Maricopa County Spl. Health Care District Gen. Oblig. Series 2021 D:
4% 7/1/35	2,195	2,343
5% 7/1/33	7,320	8,398
5% 7/1/34	12,000	13,703
Mesa Util. Sys. Rev. Series 2021, 4% 7/1/35	2,000	2,167
Phoenix Ariz Indl. Dev. Auth. Rev.:
(Guam Facilities Foundation, Inc. Projs.) Series 2014, 5.375% 2/1/41	9,525	9,052
(Guam Facilities Foundation, Inc. Proj.) Series 2014, 5.125% 2/1/34	6,675	6,561
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/27 (c)	2,185	2,325
5% 7/1/28 (c)	3,085	3,274
5% 7/1/36 (c)	1,000	1,053
5% 7/1/42 (c)	2,210	2,285
Series 2019 B, 5% 7/1/34 (c)	2,000	2,178
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/29	965	1,070
5% 7/1/30	3,680	4,077
5% 7/1/31	1,255	1,386
5% 7/1/32	3,675	4,058
5% 7/1/36	1,000	1,091
5% 7/1/39	1,090	1,167
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2017 A, 5% 1/1/33	4,955	5,435
Western Maricopa Ed. Ctr. District Series 2019 B:
5% 7/1/24	1,410	1,423
5% 7/1/25	2,285	2,352
5% 7/1/27	3,000	3,256
TOTAL ARIZONA		312,461
California - 4.9%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series B, 2.85%, tender 4/1/25 (b)	6,760	6,708
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
Series 2016:
5% 8/1/26	14,065	14,944
5% 8/1/29	6,970	7,389
5% 9/1/29	2,755	2,926
Series 2017, 5% 8/1/30	14,245	15,507
Series 2020:
4% 3/1/24	6,790	6,803
4% 3/1/26	3,300	3,395
4% 11/1/34	5,000	5,444
4% 11/1/35	1,000	1,083
4% 3/1/36	2,615	2,803
4% 11/1/36	9,885	10,616
5% 11/1/31	21,985	25,734
5% 11/1/31	3,500	4,097
5% 11/1/32	6,245	7,305
5% 11/1/32	10,000	11,698
Series 2021, 4% 10/1/26	7,965	8,275
Series 2022:
5% 9/1/34	3,820	4,607
5% 4/1/35	2,520	2,785
5% 4/1/35	6,645	7,953
5% 9/1/35	6,180	7,432
5% 9/1/35	3,635	4,372
Series 2023:
5% 10/1/34	3,560	4,337
5% 10/1/39	2,145	2,522
5% 10/1/42	3,560	3,897
California Health Facilities Fing. Auth. Rev.:
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	3,885	3,888
Series 2020 A:
4% 4/1/35	1,170	1,213
4% 4/1/36	5,000	5,157
California Hsg. Fin. Agcy.:
Series 2019 A, 4% 3/20/33	3,646	3,707
Series 2021 1, 3.5% 11/20/35	20,717	20,169
Series 2023 A1, 4.375% 9/20/36	7,910	7,939
California Infrastructure and Econ. Dev. Bank Rev. Bonds (Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (b)	11,000	9,775
California Muni. Fin. Auth. Ctfs. of Prtn. Series 2022 A:
5% 11/1/31 (Assured Guaranty Muni. Corp. Insured)	400	462
5% 11/1/32 (Assured Guaranty Muni. Corp. Insured)	210	246
5% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	435	506
5.25% 11/1/34 (Assured Guaranty Muni. Corp. Insured)	1,000	1,196
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2021 B, 4.2%, tender 1/16/24 (b)(c)	5,200	5,199
Series 2023 A, 4.375%, tender 9/1/33 (b)(c)	4,420	4,542
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C:
5% 8/1/29	995	1,138
5% 8/1/30	1,265	1,476
5% 8/1/31	555	660
5% 8/1/32	2,095	2,489
5% 8/1/33	2,085	2,475
5% 8/1/34	1,035	1,227
California Statewide Cmntys. Dev. Auth. Rev.:
Bonds Series 2009 C, 5%, tender 11/1/29 (b)	15,715	17,721
Series 2015, 5% 2/1/45	4,090	2,168
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Series 1999, 0% 8/1/28 (AMBAC Insured)	5,845	5,143
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2017 A1, 5% 6/1/26 (Escrowed to Maturity)	970	1,025
Series 2021 B2, 0% 6/1/66	127,740	15,029
Series A, 0% 6/1/24 (Escrowed to Maturity)	5,840	5,768
Los Angeles Dept. Arpt. Rev.:
Series 2016 A:
5% 5/15/24 (c)	2,170	2,183
5% 5/15/24 (Escrowed to Maturity) (c)	295	297
Series 2018 A, 5% 5/15/34 (c)	1,000	1,072
Series 2018 C, 5% 5/15/36 (c)	2,960	3,128
Series 2019 A, 5% 5/15/35 (c)	2,085	2,267
Series 2019 D, 5% 5/15/38 (c)	3,045	3,224
Series 2020 C, 5% 5/15/45 (c)	5,820	6,141
Series 2021 D:
4% 5/15/38 (c)	4,605	4,676
4% 5/15/38 (Pre-Refunded to 11/15/31 @ 100) (c)	260	279
5% 5/15/35 (c)	1,840	2,078
5% 5/15/35 (Pre-Refunded to 11/15/31 @ 100) (c)	105	120
5% 5/15/36 (c)	6,885	7,727
5% 5/15/36 (Pre-Refunded to 11/15/31 @ 100) (c)	385	440
Series 2022 A:
4% 5/15/37 (c)	13,805	14,178
5% 5/15/36 (c)	755	852
Series 2023 A:
5% 5/15/33 (c)	12,595	14,577
5% 5/15/34 (c)	13,295	15,362
5% 5/15/35 (c)	5,000	5,754
5% 5/15/36 (c)	1,500	1,713
5% 5/15/37 (c)	1,000	1,131
5% 5/15/38 (c)	1,000	1,116
5.25% 5/15/39 (c)	1,200	1,366
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	9,710	9,948
Los Angeles Unified School District Series 2020 C:
4% 7/1/36	3,810	4,105
5% 7/1/27	7,615	8,326
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A:
5% 10/1/36	6,000	7,240
5% 10/1/37	3,275	3,910
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2017 D, SIFMA Municipal Swap Index + 0.140% 4.01%, tender 1/4/24 (b)(e)	7,470	7,459
Mount Diablo Unified School District Series 2022 B:
4% 8/1/25	3,110	3,173
4% 8/1/26	460	479
4% 8/1/28	3,340	3,602
4% 8/1/30	530	584
4% 8/1/31	340	379
4% 8/1/33	3,490	3,885
4% 8/1/34	2,430	2,689
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/26 (Assured Guaranty Muni. Corp. Insured)	3,400	3,533
5% 8/1/28	970	1,007
Ontario Int'l. Arpt. Auth. Series 2021 B:
4% 5/15/35 (Assured Guaranty Muni. Corp. Insured) (c)	1,100	1,138
4% 5/15/38 (Assured Guaranty Muni. Corp. Insured) (c)	1,000	1,011
Port of Oakland Rev. Series H, 5% 5/1/26 (c)	1,250	1,305
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/25	1,115	1,142
5% 9/1/28	1,550	1,594
5% 9/1/32	1,630	1,674
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,025	2,753
Sacramento City Unified School District:
Series 2022 A:
5% 8/1/33	1,000	1,159
5% 8/1/34	1,000	1,158
5% 8/1/37	1,000	1,139
5% 8/1/38	1,000	1,130
Series 2022, 5% 7/1/31 (Build America Mutual Assurance Insured)	495	585
Sacramento County Arpt. Sys. Rev. Series 2018 C, 5% 7/1/39 (c)	3,280	3,437
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2020 C, 5% 7/1/30 (c)	795	881
Series 2021 B:
5% 7/1/37 (c)	16,945	18,596
5% 7/1/38 (c)	17,150	18,632
Series 2023 B:
5% 7/1/39 (c)	3,515	3,876
5% 7/1/40 (c)	3,290	3,622
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A:
5% 5/1/37 (c)	3,290	3,530
5% 5/1/49 (c)	15,380	15,919
Series 2022 A:
5% 5/1/26 (c)	13,120	13,620
5% 5/1/27 (c)	13,295	14,048
Santa Clara County Fing. Auth. Lease Rev.:
(Multiple Facilities Proj.) Series Q, 3% 5/15/37	1,000	935
Series 2019 A, 3% 5/1/37	1,670	1,619
Univ. of California Revs. Series 2023 BM:
5% 5/15/33	2,850	3,554
5% 5/15/35	2,500	3,099
5% 5/15/36	515	634
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,400	3,427
TOTAL CALIFORNIA		568,312
Colorado - 2.7%
Colorado Ctfs. of Prtn. Series 2021 A:
4% 12/15/38	3,000	3,130
5% 12/15/34	6,940	8,126
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,310	6,435
Bonds:
Series 2019 B:
5%, tender 8/1/26 (b)	5,205	5,382
5%, tender 11/19/26 (b)	930	991
5%, tender 11/19/26 (b)	9,160	9,683
Series 2022 B, 5%, tender 8/17/26 (b)	8,705	9,165
Series 2022 C, 5%, tender 8/15/28 (b)	11,655	12,775
Series 2019 A1:
4% 8/1/39	3,940	3,964
5% 8/1/36	4,000	4,313
Series 2019 A2, 5% 8/1/44	16,590	17,277
Series 2022 A:
5% 5/15/31	2,500	2,920
5% 5/15/32	2,000	2,375
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,210	1,216
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.) Series 2020:
4% 7/15/33	580	604
4% 7/15/35	1,900	1,956
4% 7/15/38	700	705
4% 7/15/39	1,800	1,809
5% 1/15/30	500	543
5% 7/15/30	350	382
5% 1/15/31	500	548
5% 7/15/31	500	548
5% 1/15/32	700	767
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020:
5% 6/1/30	3,000	3,360
5% 6/1/31	1,580	1,768
Colorado Springs Utils. Rev. Series 2020:
4% 11/15/36	525	553
4% 11/15/37	670	699
5% 11/15/33	400	464
5% 11/15/33	700	813
5% 11/15/34	685	794
5% 11/15/35	460	530
5% 11/15/36	440	503
5% 11/15/37	635	720
5% 11/15/38	885	998
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (b)	36,390	36,596
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/24 (c)	2,230	2,256
5% 11/15/27 (c)	1,025	1,098
5% 11/15/28 (c)	5,890	6,291
5% 11/15/29 (c)	4,855	5,186
5% 11/15/30 (c)	3,885	4,144
Series 2018 A:
5% 12/1/30 (c)	7,475	8,321
5% 12/1/31 (c)	15,915	17,088
5% 12/1/35 (c)	3,350	3,572
Series 2022 A:
5% 11/15/26 (c)	15,500	16,293
5% 11/15/37 (c)	7,000	7,838
Series 2022 D:
5.5% 11/15/31 (c)	15,970	18,714
5.5% 11/15/32 (c)	4,390	5,224
5.5% 11/15/33 (c)	4,935	5,867
5.75% 11/15/34 (c)	2,540	3,073
5.75% 11/15/35 (c)	2,360	2,849
Denver City & County Gen. Oblig.:
Series 2020 A:
2% 8/1/35	16,240	13,795
2% 8/1/36	13,075	10,828
Series 2022 A, 5% 8/1/37	5,285	6,205
E-470 Pub. Hwy. Auth. Rev.:
Series 2010 A:
0% 9/1/35	1,940	1,330
0% 9/1/37	2,915	1,807
0% 9/1/38	3,650	2,132
Series 2020 A:
5% 9/1/28	2,000	2,208
5% 9/1/34	1,135	1,296
Univ. of Colorado Enterprise Sys. Rev. Bonds Series 2019 C, 2%, tender 10/15/24 (b)	23,355	23,165
TOTAL COLORADO		313,992
Connecticut - 1.6%
Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/26	2,940	3,092
Series 2016 E:
5% 10/15/26	3,445	3,678
5% 10/15/29	4,975	5,293
Series 2018 E:
5% 9/15/27	4,050	4,420
5% 9/15/29	4,000	4,461
5% 9/15/30	4,000	4,452
5% 9/15/32	1,300	1,444
Series 2018 F, 5% 9/15/27	1,000	1,091
Series 2019 A:
5% 4/15/30	2,345	2,645
5% 4/15/34	2,635	2,957
5% 4/15/35	915	1,025
Series 2020 B, 5% 1/15/26	975	1,020
Series 2020 C:
4% 6/1/35	1,000	1,066
4% 6/1/37	950	997
Series 2021 A, 3% 1/15/39	3,665	3,319
Series 2021 B, 4% 1/15/39	6,745	7,024
Series 2022 B, 4% 1/15/36	6,860	7,367
Series 2022 C:
5% 6/15/33	300	359
5% 6/15/36	300	353
Series 2022 D, 5% 9/15/31	600	710
Series 2024:
5% 1/15/28 (f)	3,000	3,297
5% 3/1/28 (f)	2,000	2,204
Series A:
3% 1/15/24	1,300	1,300
4% 1/15/24	880	880
Series B, 5% 1/15/25	2,000	2,044
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2014 B, 1.8%, tender 7/1/24 (b)	7,890	7,803
Series 2020 B, 5%, tender 1/1/27 (b)	2,555	2,683
Series 2018 S:
5% 7/1/26	2,200	2,312
5% 7/1/29	970	1,058
Series 2019 A, 5% 7/1/34 (d)	6,000	5,918
Series 2019 Q-1:
5% 11/1/25	1,205	1,254
5% 11/1/27	3,115	3,391
5% 11/1/28	1,780	1,981
Series 2020 A:
4% 7/1/36	1,750	1,783
4% 7/1/38	1,580	1,601
5% 7/1/29	1,000	1,094
5% 7/1/30	1,830	2,015
5% 7/1/31	2,975	3,272
5% 7/1/33	4,925	5,414
5% 7/1/34	2,050	2,252
5% 7/1/35	3,200	3,496
Series 2020 K, 4% 7/1/45	350	351
Series 2022 L:
5% 7/1/33	615	710
5% 7/1/34	830	954
5% 7/1/35	910	1,039
5% 7/1/36	935	1,058
5% 7/1/37	1,010	1,132
Series 2022 M:
5% 7/1/29	820	890
5% 7/1/32	3,915	4,391
5% 7/1/33	3,270	3,649
Series N:
4% 7/1/39	4,400	3,633
4% 7/1/49	3,025	2,215
Connecticut Hsg. Fin. Auth. Series 2021 D1, 3% 5/15/51	21,230	20,576
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2021 A, 5% 5/1/35	2,200	2,568
Series 2022 A:
5% 7/1/32	1,500	1,797
5% 7/1/33	2,065	2,515
5% 7/1/34	1,500	1,808
5% 7/1/35	3,205	3,847
Series 2022 B:
5% 7/1/32	2,000	2,397
5% 7/1/33	1,000	1,218
Series A, 5% 5/1/29	3,675	4,158
New Britain Gen. Oblig. Series 2009, 5% 4/1/24 (Escrowed to Maturity)	509	511
Stratford Gen. Oblig. Series 2019, 5% 1/1/29	2,490	2,662
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/27	1,720	1,879
5% 11/1/27	2,050	2,240
5% 11/1/28	1,260	1,409
TOTAL CONNECTICUT		183,432
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (b)	4,110	3,948
Delaware River & Bay Auth. Rev. Series 2021:
4% 1/1/39	1,350	1,393
4% 1/1/40	1,200	1,230
4% 1/1/41	700	715
4% 1/1/42	365	372
5% 1/1/27	730	781
5% 1/1/31	150	174
5% 1/1/36	510	594
Delaware Trans. Auth. Trans. Sys. Rev. Series 2020, 5% 7/1/32	2,150	2,498
TOTAL DELAWARE		11,705
Delaware, New Jersey - 0.0%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/24	1,235	1,235
5% 1/1/25	2,670	2,674
TOTAL DELAWARE, NEW JERSEY		3,909
District Of Columbia - 1.7%
District of Columbia Gen. Oblig.:
Series 2021 D:
4% 2/1/36	2,500	2,666
4% 2/1/37	2,500	2,644
Series 2021 E, 4% 2/1/37	3,240	3,427
Series 2023 A:
5% 1/1/39	3,750	4,372
5% 1/1/40	1,330	1,539
District of Columbia Income Tax Rev.:
Series 2020 A, 5% 3/1/24	1,570	1,575
Series 2022 A:
5% 7/1/34	4,000	4,808
5% 7/1/40	3,555	4,091
Series 2022 C, 5% 12/1/34	8,665	10,482
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2022 E, 3%, tender 10/1/27 (b)	9,535	9,341
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B:
4% 10/1/35	1,185	1,206
4% 10/1/36	1,760	1,784
4% 10/1/37	1,770	1,786
4% 10/1/38	735	740
5% 10/1/33	1,250	1,345
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/31 (c)	2,335	2,484
5% 10/1/34 (c)	1,940	2,055
5% 10/1/36 (c)	1,820	1,917
Series 2018 A:
5% 10/1/28 (c)	3,885	4,222
5% 10/1/29 (c)	4,030	4,365
5% 10/1/30 (c)	3,165	3,421
5% 10/1/31 (c)	4,540	4,902
Series 2019 A:
5% 10/1/24 (c)	2,395	2,420
5% 10/1/25 (c)	1,530	1,572
Series 2021 A:
4% 10/1/37 (c)	1,680	1,716
4% 10/1/38 (c)	1,865	1,893
4% 10/1/40 (c)	3,250	3,274
5% 10/1/30 (c)	7,470	8,365
5% 10/1/31 (c)	12,695	14,403
5% 10/1/32 (c)	18,670	21,112
5% 10/1/33 (c)	19,170	21,660
5% 10/1/34 (c)	4,480	5,052
5% 10/1/35 (c)	3,985	4,473
5% 10/1/36 (c)	3,175	3,538
Series 2022 A, 5% 10/1/32 (c)	1,250	1,436
Series 2022, 5% 10/1/31 (c)	2,680	3,041
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/34	7,990	8,560
Washington Metropolitan Area Transit Auth. Series 2023 A:
5% 7/15/33	1,305	1,594
5% 7/15/34	2,450	2,980
5% 7/15/35	2,000	2,415
5% 7/15/37	1,400	1,661
5% 7/15/38	1,100	1,286
5% 7/15/39	1,655	1,927
TOTAL DISTRICT OF COLUMBIA		189,550
Florida - 6.8%
Alachua County School Board Ctfs. Series 2020:
5% 7/1/27	4,285	4,606
5% 7/1/28	7,045	7,728
Brevard County Health Facilities Auth. Rev. Series 2023 A:
5% 4/1/30	2,690	2,991
5% 4/1/32	620	708
5% 4/1/37	985	1,116
5% 4/1/39	1,670	1,849
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,205	3,233
5% 7/1/30	7,240	7,295
Series 2015 C, 5% 7/1/24	2,915	2,943
Broward County Arpt. Sys. Rev.:
Series 2015 A, 5% 10/1/34 (c)	2,000	2,042
Series 2017:
5% 10/1/30 (c)	2,050	2,172
5% 10/1/31 (c)	3,100	3,287
5% 10/1/35 (c)	1,000	1,050
Series 2019 A, 5% 10/1/39 (c)	1,750	1,852
Series 2019 B:
5% 10/1/28 (c)	6,000	6,488
5% 10/1/29 (c)	5,000	5,482
Series A:
5% 10/1/29 (c)	4,090	4,182
5% 10/1/31 (c)	2,915	2,979
5% 10/1/32 (c)	3,885	3,970
Broward County Port Facilities Rev.:
Series 2019 A:
5% 9/1/30	1,230	1,391
5% 9/1/32	1,055	1,178
Series 2019 B:
4% 9/1/37 (c)	1,970	2,013
5% 9/1/28 (c)	710	762
Broward County School Board Ctfs. of Prtn.:
Series 2015 A:
5% 7/1/26	11,170	11,497
5% 7/1/27	8,900	9,176
5% 7/1/28	3,885	3,999
Series 2015 B:
5% 7/1/25	2,100	2,167
5% 7/1/26	11,335	11,666
5% 7/1/27	7,670	7,908
5% 7/1/28	13,120	13,506
Series 2016, 5% 7/1/32	2,430	2,530
Series 2020 A, 5% 7/1/31	3,000	3,442
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/31	2,000	2,108
5% 10/1/34	1,250	1,304
5% 10/1/35	500	519
Central Florida Expressway Auth. Sr. Lien Rev.:
Series 2019 B, 5% 7/1/35	5,000	5,555
Series 2021:
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	4,000	4,174
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	885	894
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	4,140	4,376
Clay County Sales Surtax Rev. Series 2020:
5% 10/1/24	740	751
5% 10/1/25	1,115	1,157
5% 10/1/31	2,445	2,765
5% 10/1/34	5,390	6,082
5% 10/1/36	3,000	3,350
5% 10/1/37	6,135	6,805
County of Broward Tourist Dev. Tax Rev. (Convention Ctr. Expansion Proj.) Series 2021, 4% 9/1/41	2,700	2,710
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,260	4,388
5% 7/1/28	970	999
5% 7/1/30	6,440	6,627
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	4,570	4,197
Florida Dept. of Mgmt. Svcs. Ctfs. of Prtn. Series 2018 A, 5% 11/1/29	6,245	7,122
Florida Dept. of Trans. Tpk. Rev. Series 2021 C, 3% 7/1/35	4,020	3,943
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/29	1,635	1,540
5% 3/1/30	1,715	1,597
5% 3/1/31	1,805	1,661
5% 3/1/32	1,890	1,718
Series 2019:
5% 10/1/28	1,060	1,126
5% 10/1/30	1,500	1,603
5% 10/1/31	1,750	1,864
5% 10/1/32	1,305	1,386
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,495	3,573
5% 10/1/28	5,000	5,116
5% 10/1/29	2,645	2,707
5% 10/1/30	2,405	2,461
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,775	1,861
5% 10/1/31	1,940	2,032
Series 2015 B:
5% 10/1/24	970	984
5% 10/1/27	1,455	1,502
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A, 5% 10/1/28 (Pre-Refunded to 10/1/27 @ 100) (c)	3,380	3,615
Series 2019 A:
5% 10/1/31 (c)	4,225	4,638
5% 10/1/44 (c)	14,200	14,920
Halifax Hosp. Med. Ctr. Rev. Series 2015:
5% 6/1/28 (Pre-Refunded to 6/1/25 @ 100)	1,245	1,282
5% 6/1/35 (Pre-Refunded to 6/1/25 @ 100)	2,430	2,503
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/24 (c)	2,135	2,155
5% 9/1/25 (c)	2,150	2,206
5% 9/1/26 (c)	2,200	2,327
Hillsborough County Port District Series 2018 B, 5% 6/1/38 (c)	3,285	3,437
Hillsborough County School Board Ctfs. of Prtn. Series 2020 A, 5% 7/1/29	6,955	7,732
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,595	2,617
5% 7/1/25	1,940	1,995
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2017 B, 5% 10/1/26	6,680	7,091
Series A:
4% 10/1/35	5,000	5,192
5% 10/1/30	5,055	5,748
5% 10/1/31	2,625	2,973
5% 10/1/32	4,385	4,950
JEA Wtr. & Swr. Sys. Rev. Series 2020 A, 3% 10/1/36	5,000	4,745
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (Pre-Refunded to 6/1/24 @ 100)	970	977
5% 6/1/26 (Pre-Refunded to 6/1/24 @ 100)	1,750	1,762
5% 6/1/28 (Pre-Refunded to 6/1/24 @ 100)	485	488
Lee Memorial Health Sys. Hosp. Rev.:
Bonds Series 2019 A2, 5%, tender 4/1/26 (b)	11,585	11,876
Series 2019 A1:
5% 4/1/33	1,650	1,802
5% 4/1/34	3,250	3,535
5% 4/1/35	6,325	6,865
5% 4/1/37	2,190	2,351
5% 4/1/39	1,500	1,591
Manatee County School District Series 2017, 5% 10/1/25 (Assured Guaranty Muni. Corp. Insured)	1,940	2,012
Miami-Dade County Series 2021 B2, 4% 10/1/38	3,000	3,113
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/24 (c)	9,710	9,723
5% 10/1/24	2,100	2,103
Series 2014 A:
5% 10/1/27 (c)	1,770	1,780
5% 10/1/29 (c)	2,725	2,738
5% 10/1/33 (c)	5,440	5,464
5% 10/1/37	7,185	7,248
Series 2014, 5% 10/1/32 (c)	3,135	3,149
Series 2015 A:
5% 10/1/35 (c)	2,430	2,439
5% 10/1/38 (c)	1,335	1,343
Series 2016 A:
5% 10/1/30	2,430	2,540
5% 10/1/31	970	1,013
Series 2017 B, 5% 10/1/40 (c)	3,190	3,289
Series 2020 A:
4% 10/1/36	2,000	2,094
4% 10/1/38	2,250	2,307
5% 10/1/32	2,150	2,455
5% 10/1/33	3,325	3,783
Miami-Dade County Cap. Asset Acquisition:
Series 2016:
5% 10/1/28	5,385	5,691
5% 10/1/29	3,985	4,202
5% 10/1/30	7,215	7,598
Series 2021 A:
4% 4/1/44	8,990	9,114
4% 4/1/46	9,860	9,976
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	7,965	7,968
Series 2016 A:
5% 7/1/32	3,865	4,022
5% 7/1/33	3,205	3,334
Series A:
5% 7/1/31	1,455	1,514
5% 7/1/34	970	1,008
Miami-Dade County Gen. Oblig. Series 2016 A:
5% 7/1/29	10,905	12,416
5% 7/1/31	11,690	13,411
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2018 A, 0.000% x SIFMA Municipal Swap Index 4.245%, tender 1/4/24 (b)(c)(e)	9,620	9,570
Series 2018 B, SIFMA Municipal Swap Index + 0.000% 4.245%, tender 1/4/24 (b)(c)(e)	12,500	12,435
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,340	11,512
5% 11/1/25	11,880	12,074
5% 11/1/26	7,720	7,836
Series 2015 A, 5% 5/1/27 (Assured Guaranty Muni. Corp. Insured)	4,100	4,206
Series 2015 B, 5% 5/1/28	13,295	13,606
Series 2015 D:
5% 2/1/29	3,935	4,105
5% 2/1/30	6,310	6,579
Series 2016 A:
5% 8/1/27	7,340	7,736
5% 5/1/31	19,200	20,101
Orange County Health Facilities Auth.:
Series 2016 A, 5% 10/1/39	4,180	4,306
Series 2023 A:
5% 10/1/32	1,605	1,863
5% 10/1/33	750	875
5% 10/1/34	1,000	1,164
5% 10/1/35	1,000	1,153
5% 10/1/36	600	686
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/29 (Pre-Refunded to 8/1/25 @ 100)	6,800	7,036
Orlando Utils. Commission Util. Sys. Rev. Series 2012 A, 5% 10/1/25	875	909
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014, 5% 12/1/24 (Escrowed to Maturity)	660	671
Palm Beach County Health Facilities Auth. Rev. Series 2015 C:
5% 5/15/25	1,805	1,775
5% 5/15/30	1,670	1,579
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	3,110	3,208
Series 2015 B:
5% 8/1/25	1,580	1,630
5% 8/1/26	10,160	10,486
5% 8/1/27	8,045	8,297
5% 8/1/28	5,325	5,478
Series 2015 D:
5% 8/1/26	23,370	24,121
5% 8/1/27	10,595	10,927
5% 8/1/28	3,620	3,724
Series 2017 A, 5% 8/1/26	21,905	23,235
Series 2018 A:
5% 8/1/24	1,270	1,284
5% 8/1/26	1,880	1,994
Series 2021 A:
5% 8/1/38	3,720	4,212
5% 8/1/39	7,440	8,368
Pasco County Gen. Oblig. (Jail Projs.) Series 2021 B:
5% 10/1/32	2,175	2,551
5% 10/1/34	2,400	2,804
5% 10/1/38	2,905	3,259
5% 10/1/39	3,060	3,410
5% 10/1/40	3,215	3,561
Pasco County School Board Ctfs. of Prtn. Series 2020 C:
5% 8/1/33 (Assured Guaranty Muni. Corp. Insured)	3,000	3,461
5% 8/1/34 (Assured Guaranty Muni. Corp. Insured)	2,250	2,565
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	400	410
5% 7/1/39	1,000	1,004
Seminole County School Board Ctfs. of Prtn. Series 2016 C, 5% 7/1/24	1,700	1,716
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	3,885	4,070
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/24	2,460	2,487
5% 8/15/25	3,980	4,097
Tallahassee Health Facilities Rev. Series 2015 A, 5% 12/1/40	1,750	1,763
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2001 A, 6% 10/1/29	2,430	2,906
Village Cmnty. Dev. District No. 15 Series 2023:
4.25% 5/1/28 (d)	700	700
4.375% 5/1/33 (d)	1,000	1,002
4.85% 5/1/38 (d)	1,000	998
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
4% 10/15/35	400	415
4% 10/15/36	375	386
4% 10/15/38	750	763
4% 10/15/39	1,000	1,012
5% 10/15/44	1,365	1,448
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	4,855	5,040
Series 2019, 5% 8/1/24	1,800	1,820
TOTAL FLORIDA		782,374
Georgia - 4.0%
Atlanta Arpt. Passenger Facilities Charge Rev. Series 2023 E:
5% 7/1/37 (c)	3,750	4,243
5% 7/1/38 (c)	2,750	3,074
5% 7/1/40 (c)	1,565	1,728
Atlanta Arpt. Rev.:
Series 2020 A:
5% 7/1/26	4,290	4,541
5% 7/1/27	9,365	10,161
Series 2021 C:
4% 7/1/38 (c)	745	756
5% 7/1/25 (c)	710	727
5% 7/1/32 (c)	1,750	1,973
5% 7/1/33 (c)	1,050	1,183
5% 7/1/34 (c)	750	844
5% 7/1/35 (c)	1,000	1,120
5% 7/1/36 (c)	1,050	1,169
5% 7/1/37 (c)	1,115	1,231
Atlanta Gen. Oblig. Series 2022 A1, 5% 12/1/34	2,250	2,710
Atlanta Wtr. & Wastewtr. Rev. Series 2015:
5% 11/1/27	970	999
5% 11/1/29	2,430	2,496
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009, 3.95%, tender 3/8/28 (b)	19,870	20,199
Series 2013, 2.875%, tender 8/19/25 (b)	11,435	11,231
Brookhaven Dev. Auth. Rev. Series 2019 A:
5% 7/1/24	1,750	1,766
5% 7/1/27	1,500	1,624
5% 7/1/38	2,000	2,192
5% 7/1/39	1,250	1,363
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 2008, 2.925%, tender 3/12/24 (b)	5,000	4,984
Series 2012:
1.7%, tender 8/22/24 (b)	9,660	9,469
2.875%, tender 8/19/25 (b)	3,575	3,511
Series 2013 1st, 2.925%, tender 3/12/24 (b)	7,770	7,744
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.):
Series 2019 A, 5%, tender 7/1/26 (b)	12,665	13,096
Series 2019 B, 5%, tender 7/1/29 (b)	10,100	11,011
DeKalb Private Hosp. Auth. Rev. Series 2019 B:
5% 7/1/24	1,000	1,009
5% 7/1/26	1,000	1,056
5% 7/1/28	2,000	2,215
Fulton County Dev. Auth. Rev.:
Series 2019 C:
5% 7/1/27	3,035	3,285
5% 7/1/36	1,300	1,444
5% 7/1/37	1,600	1,768
5% 7/1/39	1,250	1,363
Series 2019, 5% 6/15/44	2,365	2,532
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 4% 2/15/37	1,080	1,097
Georgia Gen. Oblig. Series 2020 A:
4% 8/1/34	8,545	9,294
4% 8/1/35	15,000	16,255
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2019 A:
5% 1/1/27	990	1,050
5% 1/1/28	520	560
5% 1/1/29	1,140	1,247
5% 1/1/31	700	762
5% 1/1/32	515	560
5% 1/1/33	1,200	1,305
Series 2020 A:
4% 1/1/34	1,870	1,959
5% 11/1/27	600	647
5% 11/1/28	820	897
5% 11/1/29	935	1,037
5% 1/1/31	1,000	1,133
5% 1/1/31	1,250	1,416
5% 1/1/32	1,150	1,302
5% 1/1/32	1,000	1,132
5% 1/1/33	1,000	1,131
5% 1/1/35	1,000	1,126
Series 2021 A:
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured)	1,710	1,702
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured)	1,100	1,095
4% 1/1/51	630	596
5% 1/1/56	1,635	1,675
5% 1/1/56	560	574
5% 1/1/56	820	844
5% 1/1/62 (Assured Guaranty Muni. Corp. Insured)	3,345	3,453
5% 1/1/63	1,485	1,517
Series 2022 A, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	2,845	3,210
Series 2023 A:
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	360	420
5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	1,000	1,163
5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	365	425
5% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	845	975
5% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	310	358
5% 7/1/36 (Assured Guaranty Muni. Corp. Insured)	650	745
5% 7/1/36 (Assured Guaranty Muni. Corp. Insured)	450	515
5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	495	562
5% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	1,230	1,379
5% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	435	488
5% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	500	557
Series GG:
5% 1/1/24	3,520	3,520
5% 1/1/25	1,215	1,216
5% 1/1/26	4,855	4,859
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series 2014 U, 5% 10/1/24	1,360	1,379
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2020, 4% 8/1/38	2,000	2,000
Main Street Natural Gas, Inc.:
Bonds:
Series 2019 B, 4%, tender 12/2/24 (b)	26,260	26,318
Series 2021 A, 4%, tender 9/1/27 (b)	49,740	50,032
Series 2021 C, 4%, tender 12/1/28 (b)	8,420	8,477
Series 2022 B, 5%, tender 6/1/29 (b)	34,655	36,577
Series 2022 E, 4%, tender 12/1/29 (b)	28,790	29,007
Series 2023 B, 5%, tender 3/1/30 (b)	14,245	15,188
Series 2023 C, 5%, tender 9/1/30 (b)	17,055	18,246
Series 2023 D, 5%, tender 12/1/30 (b)	28,360	30,163
Series 2022 A, 4% 12/1/29	3,515	3,523
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.):
Series 2009, 3.875%, tender 3/6/26 (b)	2,150	2,168
Series 2012, 3.875%, tender 3/6/26 (b)	2,785	2,808
Series 2023:
3.875%, tender 3/6/26 (b)	3,500	3,529
3.875%, tender 3/6/26 (b)	3,500	3,529
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/39	955	975
4% 4/1/41	1,500	1,516
5% 4/1/32	800	912
5% 4/1/34	2,420	2,746
Series 2020 B, 5% 9/1/34	3,500	4,044
TOTAL GEORGIA		460,712
Hawaii - 0.7%
Hawaii Arpts. Sys. Rev. Series 2020 A:
4% 7/1/36 (c)	925	943
4% 7/1/37 (c)	1,385	1,402
4% 7/1/38 (c)	1,400	1,418
4% 7/1/39 (c)	1,500	1,510
4% 7/1/40 (c)	535	538
5% 7/1/33 (c)	6,795	7,509
Hawaii Gen. Oblig.:
Series 2019 FW:
5% 1/1/31	1,250	1,402
5% 1/1/35	5,000	5,594
Series 2019, 5% 1/1/30	5,140	5,770
Series 2020 A:
4% 7/1/33 (c)	1,000	1,042
4% 7/1/35 (c)	280	290
Honolulu City & County Gen. Oblig.:
Series 2017 D, 5% 9/1/26	3,110	3,308
Series 2019 A:
5% 9/1/27	2,000	2,181
5% 9/1/30	6,500	7,227
Series 2019 D, 5% 8/1/26	4,500	4,776
Series 2020 F:
5% 7/1/33	1,955	2,247
5% 7/1/34	860	988
Series 2022 A:
5% 11/1/25	2,620	2,730
5% 11/1/26	700	748
5% 11/1/27	2,630	2,879
5% 11/1/28	4,210	4,719
Series C:
4% 7/1/34	850	907
4% 7/1/37	750	785
4% 7/1/39	1,200	1,238
4% 7/1/40	1,250	1,282
Univ. Hawaii Rev.:
Series 2020 B:
5% 10/1/29	4,695	5,337
5% 10/1/30	4,280	4,957
Series 2020 D, 5% 10/1/29	1,025	1,165
TOTAL HAWAII		74,892
Idaho - 0.1%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/24	1,260	1,273
5% 7/15/25	1,260	1,301
5% 7/15/27	3,140	3,400
Series 2019 A, 4% 1/1/50	630	629
Series 2021 A:
4% 7/15/36	2,250	2,354
4% 7/15/37	750	778
4% 7/15/38	1,750	1,796
4% 7/15/39	1,500	1,530
TOTAL IDAHO		13,061
Illinois - 9.5%
Champaign County Cmnty. Unit Series 2020 A:
0% 1/1/26	800	747
0% 1/1/28	575	503
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	1,880	1,856
Series 2015 C, 5.25% 12/1/39	1,455	1,454
Series 2016 B, 6.5% 12/1/46	700	733
Series 2017 A, 7% 12/1/46 (d)	2,400	2,585
Series 2017 C, 5% 12/1/26	905	934
Series 2017 D, 5% 12/1/27	2,500	2,608
Series 2017 H:
5% 12/1/36	5,215	5,276
5% 12/1/46	3,275	3,235
Series 2018 A:
5% 12/1/24	560	564
5% 12/1/27	6,280	6,551
5% 12/1/33	700	718
5% 12/1/34	1,400	1,433
Series 2018 C:
5% 12/1/24	725	730
5% 12/1/26	4,625	4,773
5% 12/1/46	11,410	11,348
Series 2019 A:
5% 12/1/24	2,300	2,316
5% 12/1/28	6,520	6,835
5% 12/1/28	510	535
5% 12/1/29	930	982
5% 12/1/30	1,335	1,396
5% 12/1/30	900	941
5% 12/1/32	1,250	1,299
Series 2021 B, 5% 12/1/31	3,250	3,439
Series 2022 A, 5% 12/1/47	11,070	11,008
Chicago Gen. Oblig.:
Series 2019 A, 5.5% 1/1/35	2,000	2,179
Series 2020 A, 5% 1/1/31	1,600	1,731
Series 2021 A:
5% 1/1/31	7,690	8,440
5% 1/1/34	4,995	5,453
Series 2023 A:
4% 1/1/35	8,000	7,895
5% 1/1/34	7,000	7,741
5% 1/1/35	2,460	2,714
5.25% 1/1/36	1,500	1,671
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/30 (c)	2,980	2,994
5% 1/1/32 (c)	6,310	6,339
5% 1/1/33 (c)	7,100	7,132
Series 2014 B, 5% 1/1/24	3,235	3,235
Series 2016 A:
5% 1/1/29 (c)	2,155	2,205
5% 1/1/30 (c)	3,290	3,368
5% 1/1/31 (c)	3,850	3,937
Series 2016 B, 5% 1/1/41	3,390	3,455
Series 2023:
5% 1/1/32 (Build America Mutual Assurance Insured) (c)	9,830	11,047
5% 1/1/33 (Build America Mutual Assurance Insured) (c)	3,000	3,409
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A, 5% 1/1/24 (c)	1,045	1,045
Series 2015 B, 5% 1/1/32	5,235	5,317
Series 2015 C, 5% 1/1/24 (c)	1,245	1,245
Series 2016 C:
5% 1/1/24	1,455	1,455
5% 1/1/25	2,285	2,331
5% 1/1/26	1,940	2,028
5% 1/1/33	2,305	2,392
5% 1/1/34	2,670	2,770
Series 2016 D, 5% 1/1/52	6,740	6,925
Series 2017 D:
5% 1/1/27 (c)	2,415	2,533
5% 1/1/28 (c)	460	484
5% 1/1/31 (c)	2,850	2,990
5% 1/1/33 (c)	1,455	1,521
Series 2018 A:
5% 1/1/48 (c)	3,585	3,694
5% 1/1/53 (c)	6,110	6,266
Series 2020 A, 4% 1/1/36 (Assured Guaranty Muni. Corp. Insured)	5,000	5,238
Series 2023:
5% 1/1/37 (Build America Mutual Assurance Insured)	1,330	1,497
5.25% 1/1/39 (Build America Mutual Assurance Insured)	1,195	1,346
5.25% 1/1/40 (Build America Mutual Assurance Insured)	1,700	1,904
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018, 5% 7/1/38 (c)	2,470	2,541
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2021:
5% 6/1/27	2,250	2,383
5% 6/1/28	2,500	2,696
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/24	1,150	1,169
5% 11/15/25	1,150	1,195
5% 11/15/26	2,300	2,448
Series 2021 B:
4% 11/15/26	1,575	1,633
4% 11/15/27	1,585	1,669
4% 11/15/28	795	833
Series 2022 A:
5% 11/15/29	4,365	4,931
5% 11/15/33	1,425	1,636
Cook County Ill High School District # Series 2021 A:
2% 12/15/33	1,125	975
2% 12/15/34	1,165	998
Cook County Sales Tax Rev.:
Series 2022 B, 5% 11/15/32	405	466
Series 2022 B, 5% 11/15/34	300	343
Series 2022 B:
5% 11/15/35	850	964
5% 11/15/36	1,725	1,954
Cook, Kane Lake & McHenry Countys Cmnty. College District #512 Series 2017 B, 5% 12/1/24	5,140	5,227
Grundy & Will Counties Cmnty. School Gen. Oblig. Series 2018:
5% 2/1/29	935	997
5% 2/1/29 (Pre-Refunded to 2/1/27 @ 100)	255	273
Illinois Fin. Auth.:
Bonds Series 2021 B, 5%, tender 8/15/31 (b)	2,940	3,298
Series 2020 A:
5% 8/15/30	2,170	2,472
5% 8/15/31	1,060	1,203
5% 8/15/32	1,500	1,701
5% 8/15/33	1,250	1,417
Series 2021 A, 4% 7/15/39	1,500	1,533
Series 2022 A:
5% 8/15/38	2,700	3,027
5% 8/15/39	3,300	3,665
5.5% 10/1/47	1,680	1,746
Series 2023 A:
5% 5/15/35	625	742
5% 5/15/36	400	471
5% 5/15/38	465	535
5% 5/15/40	2,500	2,843
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/24	1,480	1,488
(Centegra Health Sys. Proj.) Series 2014 A, 5% 9/1/34 (Pre-Refunded to 9/1/24 @ 100)	585	592
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	1,385	1,428
5% 7/15/26	1,940	2,047
5% 7/15/28	2,040	2,226
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/29	9,870	10,542
5% 5/15/30	9,845	10,496
5% 5/15/31	21,400	22,753
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	2,590	2,701
5% 2/15/28	6,800	7,223
5% 2/15/29	10,570	11,200
5% 2/15/36	2,200	2,296
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	845	851
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,980	2,010
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	875	898
Series 2013:
5% 11/15/26	2,600	2,602
5% 11/15/29	780	781
Series 2015 A:
5% 5/15/25	760	747
5% 11/15/27	1,015	1,047
5% 11/15/28	1,215	1,253
5% 11/15/29	1,830	1,885
5% 11/15/32	3,375	3,455
5% 11/15/35	1,500	1,527
Series 2015 B, 5% 11/15/26	2,940	3,008
Series 2015 C, 5% 8/15/44	23,115	23,432
Series 2016 A:
5% 2/15/24	1,455	1,458
5% 2/15/25	995	1,015
5% 2/15/26	1,455	1,516
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	2,545	2,691
5% 8/15/33 (Pre-Refunded to 8/15/26 @ 100)	3,205	3,377
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	5,715	6,042
5% 2/15/45	1,600	1,632
Series 2016 C:
3.75% 2/15/34	2,705	2,716
4% 2/15/36	5,330	5,428
4% 2/15/41	4,915	4,863
5% 2/15/24	565	566
5% 2/15/31	1,650	1,744
5% 2/15/32	12,195	12,876
5% 2/15/33	4,855	5,117
5% 2/15/41	6,865	7,043
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	35	36
5% 5/15/28	2,380	2,481
5% 5/15/29	1,330	1,384
5% 12/1/29	1,755	1,826
5% 12/1/33	1,900	1,968
5% 12/1/40	4,765	4,873
5% 12/1/46	3,250	3,308
Series 2017 A, 5% 8/1/47	750	757
Series 2017:
5% 7/1/29	5,030	5,390
5% 1/1/30	4,855	5,201
5% 7/1/31	8,630	9,242
Series 2018 A, 5% 5/15/32	9,255	9,830
Series 2019:
4% 9/1/35	1,000	882
5% 9/1/29	650	653
5% 9/1/31	500	501
5% 9/1/32	1,000	1,000
5% 9/1/34	1,100	1,087
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/28	1,410	1,544
Series 2014:
5% 2/1/26	2,195	2,197
5% 2/1/27	2,590	2,593
5% 4/1/28	2,070	2,078
5% 5/1/28	910	914
5% 5/1/32	2,430	2,441
5% 5/1/33	6,410	6,437
5.25% 2/1/31	10,195	10,208
Series 2016:
4% 2/1/30 (Assured Guaranty Muni. Corp. Insured)	12,435	12,729
5% 6/1/25	7,620	7,813
5% 6/1/26	1,035	1,081
5% 2/1/27	8,355	8,844
5% 2/1/28	5,965	6,322
5% 2/1/29	5,605	5,931
5% 1/1/33	1,085	1,116
5% 1/1/35	3,600	3,688
5% 1/1/41	2,100	2,131
5% 11/1/41	3,900	3,974
Series 2017 A, 5% 12/1/38	1,250	1,306
Series 2017 D, 5% 11/1/25	12,765	13,199
Series 2019 B, 5% 9/1/24	5,580	5,643
Series 2020 B:
4% 10/1/32	3,610	3,759
5% 10/1/30	11,425	12,800
Series 2020 C, 4.125% 10/1/36	1,500	1,538
Series 2021 A, 5% 3/1/30	2,000	2,225
Series 2022 A:
5% 3/1/30	10,690	11,890
5% 3/1/35	8,775	9,851
5.25% 3/1/37	4,590	5,179
Series 2022 B:
5% 3/1/29	3,650	4,004
5% 3/1/30	15,000	16,684
5% 3/1/31	23,510	26,469
5% 3/1/32	6,160	7,007
5% 3/1/33	14,300	16,204
5% 3/1/34	30,000	33,892
5% 3/1/36	18,040	20,144
Series 2023 B:
5% 5/1/29	885	973
5.25% 5/1/40	2,585	2,876
5.25% 5/1/42	9,000	9,919
Series 2023 C, 5% 5/1/28	5,000	5,417
Series 2023 D:
5% 7/1/29	22,070	24,326
5% 7/1/35	33,175	37,348
Illinois Hsg. Dev. Auth. Series 2022 A, 3.5% 4/1/52	12,920	12,711
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	8,514	7,738
Illinois Hsg. Dev. Auth. Rev.:
Series 2016 C, 2.9% 8/1/31	1,825	1,731
Series 2019 C, 5% 4/1/28	1,200	1,303
Series 2019 D, 2.7% 10/1/34	1,870	1,731
Series D, 3.75% 4/1/50	1,400	1,392
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/28	9,710	9,990
5% 2/1/31	3,465	3,553
Illinois Sales Tax Rev. Series 2021 C:
5% 6/15/24	1,710	1,723
5% 6/15/25	985	1,007
5% 6/15/26	1,500	1,560
5% 6/15/27	3,000	3,163
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 D, 5% 1/1/24	5,890	5,890
Series 2016 A, 5% 12/1/31	1,735	1,808
Series 2019 A, 5% 1/1/44	3,730	4,037
Series 2019 C, 5% 1/1/31	4,350	4,966
Series 2024 A:
5% 1/1/28 (f)	1,250	1,370
5% 1/1/29 (f)	1,400	1,568
5% 1/1/30 (f)	235	268
5% 1/1/31 (f)	460	533
Series A:
5% 1/1/39	2,100	2,357
5% 1/1/41	4,580	5,072
Series C:
5% 1/1/25	3,900	3,981
5% 1/1/26	4,650	4,858
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015, 5% 1/1/26	8,660	8,794
Series 2017, 5% 1/1/29	1,790	1,923
Lake County Forest Preservation District Series 2021, 2% 12/15/33	1,000	871
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (Assured Guaranty Muni. Corp. Insured)	7,810	7,810
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	3,880	3,875
0% 1/15/24 (Escrowed to Maturity)	3,325	3,322
0% 1/15/25	7,510	7,249
0% 1/15/26	5,645	5,278
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,235	2,238
5% 2/1/27	5,825	5,954
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/46 (Assured Guaranty Muni. Corp. Insured)	2,160	813
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	3,985	1,413
Series 2002 A, 0% 6/15/31	1,755	1,381
Series 2002:
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured) (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,965	8,248
0% 12/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	15,070	12,415
Series 2020 A, 5% 6/15/50	38,595	39,884
Series 2022 A:
0% 6/15/36	1,350	858
0% 6/15/37	1,395	840
0% 12/15/37	1,380	808
0% 6/15/38	1,500	846
0% 12/15/38	1,500	830
0% 6/15/39	1,750	932
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/24 (Escrowed to Maturity)	13,685	13,793
Schaumburg Village Gen. Oblig. Series 2023, 4% 12/1/32	11,240	12,077
Univ. of Illinois Rev. Series 2023:
5% 10/1/33	1,300	1,495
5% 10/1/34	870	991
5% 10/1/35	885	999
5% 10/1/36	530	593
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Pre-Refunded to 11/1/26 @ 100)	5,600	5,151
TOTAL ILLINOIS		1,090,385
Indiana - 1.0%
Indiana Dev. Fin. Auth. Envir. Rev. Bonds:
Series 2009 A2, 3.75%, tender 6/1/27 (b)(c)	3,650	3,701
Series 2022 A1, 4.5%, tender 6/1/32 (b)(c)	3,200	3,271
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	1,550	1,422
Series 2020 B, 0.95%, tender 4/1/26 (b)(c)	2,750	2,540
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (b)	5,045	4,964
Indiana Fin. Auth. Hosp. Rev. Bonds Series 2011 L, 0.7%, tender 1/1/26 (b)	24,895	23,234
Indiana Fin. Auth. Rev.:
(Cmnty. Foundation of Northwest Indiana Obligated Group) Series 2016, 5% 9/1/25	970	1,001
Series 2015, 5% 3/1/36	8,060	8,198
Series 2016:
5% 9/1/26	970	1,022
5% 9/1/29	485	513
5% 9/1/36	2,090	2,186
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.) Series 2015 A, 5% 10/1/26	2,405	2,441
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (d)	3,640	2,999
Series 2021 B, 3% 7/1/50	2,320	2,260
Series A, 3% 7/1/51	1,600	1,560
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2019 D, 5% 1/1/25 (c)	4,710	4,777
Series 2021 A, 5% 6/1/24	1,800	1,814
Series 2022 G2:
5% 1/1/32 (c)	550	616
5% 1/1/33 (c)	875	979
5% 1/1/34 (c)	750	839
5% 1/1/35 (c)	850	948
5.25% 1/1/36 (c)	1,000	1,140
5.25% 1/1/37 (c)	850	962
5.25% 1/1/38 (c)	1,000	1,114
5.25% 1/1/39 (c)	2,075	2,299
Indianapolis Thermal Energy Sys. Series 2016 A:
5% 10/1/24	10,585	10,746
5% 10/1/25	11,400	11,823
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.) Series 2020:
5% 4/1/29	1,185	1,297
5% 4/1/30	2,220	2,434
5% 4/1/33	1,445	1,582
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2017, 5%, tender 11/1/24 (b)(c)	2,500	2,513
Series 2019 A, 5%, tender 6/5/26 (b)(c)	12,305	12,515
TOTAL INDIANA		119,710
Iowa - 0.4%
Des Moines Iowa Series 2020 A, 2% 6/1/31	1,295	1,169
Iowa Fin. Auth. Rev.:
Series 2021 A:
4% 5/15/28	2,355	2,175
4% 5/15/53	1,000	615
Series 2023 B, 7.25% 5/15/38	4,600	4,777
Series A:
5% 5/15/43	1,410	1,135
5% 5/15/48	2,910	2,220
Iowa Fin. Auth. Solid Waste Facilities Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Proj.) Series 2021, 1.5%, tender 4/1/24, LOC Citibank NA (b)(c)	4,130	4,101
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2019 B, 5% 12/1/28 (c)	1,000	1,070
Series 2022 B:
5% 12/1/29 (c)	1,575	1,701
5% 12/1/30 (c)	2,000	2,174
5% 12/1/31 (c)	2,000	2,194
5% 12/1/32 (c)	2,000	2,206
Series 2023 B:
5% 12/1/27 (c)	1,000	1,056
5% 12/1/28 (c)	1,445	1,546
5% 12/1/29 (c)	3,600	3,887
5% 12/1/30 (c)	2,230	2,425
5% 12/1/31 (c)	4,100	4,498
5% 12/1/32 (c)	3,750	4,120
5% 12/1/33 (c)	4,280	4,663
TOTAL IOWA		47,732
Kansas - 0.0%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/30	970	998
5% 9/1/32	1,115	1,147
TOTAL KANSAS		2,145
Kentucky - 2.1%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/33	1,440	1,466
5% 2/1/28	880	934
5% 2/1/29	530	571
5% 2/1/31	460	493
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2004 A, 1.75%, tender 9/1/26 (b)(c)	7,955	7,438
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	800	816
5% 1/1/26	585	612
5% 1/1/29	1,555	1,618
5% 1/1/30	1,625	1,687
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A:
5% 9/1/26	1,745	1,845
5% 9/1/28	1,880	2,069
5% 9/1/30	520	574
Kentucky Bond Dev. Corp. Edl. Facilities Series 2021:
4% 6/1/32	460	482
4% 6/1/33	375	392
4% 6/1/35	235	244
4% 6/1/38	570	589
Kentucky Econ. Dev. Fin. Auth. Series 2019 A1, 5% 8/1/32	1,105	1,209
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/25	1,725	1,740
5% 6/1/26	1,815	1,836
5% 6/1/27	1,910	1,935
5% 6/1/28	2,005	2,033
5% 6/1/29	2,105	2,136
5% 6/1/30	2,215	2,247
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.):
Series D, 5% 5/1/26	1,180	1,241
Series D:
5% 5/1/27	970	1,045
5% 5/1/28	970	1,042
(Proj. No. 112) Series 2016 B, 5% 11/1/27	16,420	17,459
(Proj. No. 119) Series 2018:
5% 5/1/28	4,855	5,312
5% 5/1/29	565	618
5% 5/1/31	1,425	1,559
Series 2015, 5% 8/1/28	1,035	1,067
Series 2016 A:
5% 2/1/29	5,555	5,786
5% 2/1/30	5,670	5,899
5% 2/1/32	2,230	2,314
5% 2/1/33	2,770	2,874
Series 2016 B, 5% 11/1/26	4,825	5,136
Series 2017, 5% 4/1/27	4,625	4,971
Series A:
5% 11/1/31	2,000	2,201
5% 11/1/32	3,000	3,296
5% 11/1/33	1,500	1,646
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Series 2022 B:
5% 7/1/32	400	468
5% 7/1/34	400	466
Kentucky, Inc. Pub. Energy Bonds:
Series 2024 A1, 5.25%, tender 2/1/32 (b)	32,760	35,704
Series A, 4%, tender 6/1/26 (b)	41,220	40,998
Series C1, 4%, tender 6/1/25 (b)	28,000	28,050
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	2,595	2,711
Series 2020 D, 5%, tender 10/1/29 (b)	3,700	4,026
Series 2016 A:
5% 10/1/29	17,585	18,324
5% 10/1/32	3,230	3,358
Series 2020 A, 5% 10/1/37	4,300	4,575
Louisville & Jefferson County Metropolitan Govt. Board Wtr. Works Sys. Rev. Series 2022, 5% 11/15/35	2,980	3,532
TOTAL KENTUCKY		240,644
Louisiana - 0.5%
Jefferson Parish Consolidated Sewerage District # 1 Rev. Series 2022:
4% 2/1/35	3,465	3,720
4% 2/1/36	1,960	2,088
4% 2/1/38	1,445	1,502
4% 2/1/39	2,890	2,984
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	3,900	4,289
Louisiana Pub. Facilities Auth. Rev. Series 2018 E:
5% 7/1/35	1,655	1,796
5% 7/1/36	1,795	1,938
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (c)	2,430	2,430
5% 1/1/25 (c)	2,915	2,956
5% 1/1/27 (c)	2,185	2,204
Series 2017 B:
5% 1/1/29 (c)	390	408
5% 1/1/31 (c)	730	763
5% 1/1/36 (c)	630	655
5% 1/1/37 (c)	485	503
Series 2017 D2:
5% 1/1/26 (c)	730	751
5% 1/1/29 (c)	485	507
5% 1/1/30 (c)	665	696
5% 1/1/32 (c)	1,495	1,561
5% 1/1/35 (c)	1,115	1,162
5% 1/1/38 (c)	570	587
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (b)	9,665	9,139
Bonds (Marathon Oil Corp.) Series 2017:
2.1%, tender 7/1/24 (b)	4,670	4,607
4.05%, tender 7/1/26 (b)	12,590	12,449
TOTAL LOUISIANA		59,695
Maine - 0.1%
Brunswick Series 2020:
2% 11/1/32	1,095	975
2.125% 11/1/34	1,195	1,045
2.375% 11/1/37	605	515
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2016 A:
4% 7/1/41	2,030	1,869
4% 7/1/46	2,765	2,394
5% 7/1/41	860	862
5% 7/1/46	865	811
Maine Hsg. Auth. Mtg. Series 2015 A3, 3.5% 11/15/34	1,535	1,536
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/25	2,230	2,307
5% 7/1/27	1,940	2,002
TOTAL MAINE		14,316
Maryland - 1.9%
Anne Arundel County Gen. Oblig. Series 2021, 3% 10/1/36	2,300	2,261
Baltimore County Gen. Oblig.:
Series 2020, 4% 3/1/36	7,310	7,806
Series 2021:
3% 3/1/37	3,205	3,132
5% 3/1/25	1,520	1,559
Series 2023:
5% 3/1/39	5,140	6,004
5% 3/1/39	1,885	2,202
5% 3/1/40	2,385	2,771
5% 3/1/40	1,980	2,301
Baltimore Gen. Oblig. Series 2022 A:
5% 10/15/35	1,475	1,763
5% 10/15/37	865	1,016
Baltimore Proj. Rev.:
Series 2017 C:
5% 7/1/28	3,465	3,691
5% 7/1/31	6,580	6,998
5% 7/1/33	6,635	7,044
Series 2017 D, 5% 7/1/33	5,630	5,994
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	2,800	2,795
Series 2019 C, 3.5% 3/1/50	3,080	3,041
Series 2023 E, 6.25% 3/1/54	2,500	2,761
Maryland Dept. of Trans.:
Series 2019, 4% 10/1/32	3,600	3,744
Series 2021 B:
5% 8/1/32 (c)	1,250	1,393
5% 8/1/33 (c)	1,000	1,116
5% 8/1/35 (c)	1,850	2,057
5% 8/1/36 (c)	1,000	1,105
Series 2022 A:
5% 12/1/25	1,400	1,463
5% 12/1/28	1,265	1,426
Series 2022 B, 5% 12/1/25	3,500	3,656
Series 2022, 5% 12/1/26	1,205	1,293
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/24	1,455	1,460
5% 6/1/25	1,455	1,477
5% 6/1/26	1,940	2,007
5% 6/1/27	1,310	1,378
5% 6/1/31	970	1,030
5% 6/1/32	970	1,029
Maryland Econ. Dev. Corp.:
(Port Covington Proj.) Series 2020:
3.25% 9/1/30	500	473
4% 9/1/40	2,095	1,893
4% 9/1/50	2,625	2,200
(Purple Line Lt. Rail Proj.) Series 2022 B:
5% 12/31/36 (c)	3,185	3,414
5% 12/31/37 (c)	2,500	2,657
5% 12/31/38 (c)	2,200	2,328
5% 6/30/39 (c)	3,700	3,899
5% 12/31/39 (c)	1,700	1,792
Maryland Gen. Oblig.:
Series 2021 2A, 5% 8/1/29	26,455	30,261
Series 2021 A:
4% 8/1/35	2,575	2,814
5% 8/1/33	1,810	2,147
Series 2022 2C:
4% 3/1/28	7,595	8,110
5% 3/1/26	11,000	11,571
Series 2022 A:
5% 6/1/34	1,995	2,400
5% 6/1/35	3,765	4,509
Maryland Health & Higher Edl. Series 2021 A:
4% 6/1/35	500	505
4% 6/1/46	750	675
4% 6/1/51	1,000	868
4% 6/1/55	1,000	854
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2015:
5% 7/1/27	1,000	1,023
5% 7/1/28	1,300	1,331
5% 7/1/29	2,200	2,252
5% 7/1/31	1,000	1,024
Series 2016 A:
4% 7/1/42	1,410	1,342
5% 7/1/33	2,185	2,257
5% 7/1/34	1,600	1,655
5% 7/1/35	605	625
5% 7/1/36	1,700	1,753
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020, 5% 7/1/34	5,650	6,477
Washington Metropolitan Area Transit Auth. Series 2021 A:
5% 7/15/24	3,400	3,438
5% 7/15/37	6,750	7,752
Washington Suburban San. District Series 2023:
5% 6/1/40	6,875	8,015
5% 6/1/41	4,140	4,804
TOTAL MARYLAND		215,891
Massachusetts - 1.9%
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2007 A1, 5.25% 7/1/33	1,905	2,388
Series 2015 A, 5% 7/1/45	1,535	1,562
Series 2016 A, 0% 7/1/32	12,450	9,084
Massachusetts Commonwealth Trans. Fund Rev. (Rail Enhancement Prog.) Series 2021 B:
5% 6/1/38	10,170	10,978
5% 6/1/39	10,765	11,580
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series A, 5% 1/1/31	7,500	8,407
Massachusetts Dev. Fin. Agcy. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S:
5% 7/1/24	3,885	3,922
5% 7/1/30	3,565	3,874
Bonds:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (b)	11,290	11,302
Series A1, 5%, tender 1/31/30 (b)	10,135	11,503
Series 2015 O1, 4% 7/1/45	3,395	3,344
Series 2016 A, 4% 7/15/36	21,300	21,890
Series 2016, 5% 10/1/41	3,800	3,821
Series 2017 A, 5% 1/1/40	2,980	3,052
Series 2019 S1, 5% 10/1/25	2,670	2,769
Series 2019:
5% 7/1/30	1,435	1,519
5% 7/1/32	1,040	1,096
Series 2022:
5% 10/1/34	1,750	2,081
5% 10/1/35	1,750	2,067
5% 10/1/36	1,500	1,765
Massachusetts Edl. Fing. Auth. Rev.:
Series 2017 B, 4.25% 7/1/46 (c)	2,300	2,240
Series 2022 B:
5% 7/1/26 (c)	2,600	2,688
5% 7/1/27 (c)	2,350	2,453
5% 7/1/28 (c)	1,775	1,885
5% 7/1/29 (c)	1,925	2,069
5% 7/1/30 (c)	1,000	1,088
5% 7/1/31 (c)	800	878
Series 2023 B:
5% 7/1/31 (c)	8,485	9,316
5% 7/1/33 (c)	2,280	2,518
Massachusetts Gen. Oblig.:
Series 2019 A, 5% 1/1/36	2,560	2,843
Series 2019 B, 5% 7/1/36	1,700	1,883
Series 2021 A, 5% 9/1/25	13,755	14,291
Series 2022 C:
5% 10/1/33	4,785	5,803
5% 10/1/34	6,000	7,261
Series A, 5% 7/1/28	1,100	1,170
Massachusetts Port Auth. Rev.:
Series 2019 A, 5% 7/1/31 (c)	5,000	5,497
Series 2019 C, 5% 7/1/44 (c)	3,000	3,146
Series 2021 E, 5% 7/1/35 (c)	2,400	2,698
Series 2022 A:
5% 7/1/32 (c)	1,500	1,719
5% 7/1/33 (c)	1,025	1,174
5% 7/1/34 (c)	1,350	1,543
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (c)	9,190	9,481
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2007 B, 5.25% 8/1/33	5,435	6,813
Somerville Gen. Oblig. Series 2020, 2% 10/15/37	3,580	2,903
Stoneham Gen. Oblig. Series 2022, 2.125% 1/15/38	3,335	2,676
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Series 2022 1, 5% 11/1/39	2,135	2,462
TOTAL MASSACHUSETTS		216,502
Michigan - 2.9%
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/36 (Assured Guaranty Muni. Corp. Insured)	1,000	1,005
Series A, 5% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	1,200	1,207
Detroit Gen. Oblig. Series 2021 A:
4% 4/1/41	1,575	1,488
4% 4/1/42	600	560
5% 4/1/31	900	983
5% 4/1/33	1,075	1,166
Detroit School District School Bldg. and Site Impt. Series 2005 A, 5.25% 5/1/30 (Assured Guaranty Muni. Corp. Insured)	18,655	21,478
Grand Rapids Pub. Schools:
Series 2016:
5% 5/1/30 (Assured Guaranty Muni. Corp. Insured)	3,400	3,548
5% 5/1/31 (Assured Guaranty Muni. Corp. Insured)	4,855	5,061
5% 5/1/32 (Assured Guaranty Muni. Corp. Insured)	730	760
5% 5/1/33 (Assured Guaranty Muni. Corp. Insured)	3,030	3,157
Series 2017:
5% 5/1/27 (Assured Guaranty Muni. Corp. Insured)	1,310	1,403
5% 5/1/29 (Assured Guaranty Muni. Corp. Insured)	1,890	2,024
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2022 A:
5% 7/1/33	330	391
5% 7/1/35	745	878
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2022 A:
5% 7/1/33	270	320
5% 7/1/35	3,000	3,535
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,255	3,398
5% 5/15/27 (Pre-Refunded to 5/15/26 @ 100)	20	21
5% 5/15/28	2,460	2,564
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	15	16
Lake Orion Cmnty. School District Series 2019, 5% 5/1/29	1,685	1,904
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (b)	5,760	5,466
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	16,710	17,591
5% 4/15/35	2,720	2,862
Michigan Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2017:
5% 12/1/24	1,700	1,731
5% 12/1/25	2,915	3,035
5% 12/1/26	1,270	1,350
5% 12/1/27	1,215	1,318
5% 12/1/28	1,940	2,115
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (b)	1,775	1,595
Series 2019 B, 5%, tender 11/16/26 (b)	5,450	5,703
Series 2019 MI2, 5%, tender 2/1/25 (b)	10,655	10,851
Series 2015 D1:
5% 7/1/27	415	425
5% 7/1/29	970	996
5% 7/1/31	1,165	1,194
5% 7/1/32	970	987
5% 7/1/33	825	844
Series 2016:
5% 11/15/30	4,480	4,703
5% 11/15/32	1,210	1,268
Series 2020 A:
5% 6/1/30	775	850
5% 6/1/31	1,005	1,108
5% 6/1/32	970	1,069
5% 6/1/33	1,745	1,921
Series 2020, 5% 6/1/40	2,340	2,466
Series 2022:
5% 4/15/32	8,285	9,569
5% 4/15/33	5,065	5,874
5% 4/15/34	2,530	2,930
5% 4/15/35	1,445	1,669
Michigan Gen. Oblig. Series 2016, 5% 3/15/27	3,230	3,483
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C:
5% 12/1/24	1,455	1,481
5% 12/1/25	1,260	1,312
5% 12/1/26	1,940	2,062
5% 12/1/27	1,295	1,405
5% 12/1/28	2,040	2,213
Bonds Series 2010 F3, 4%, tender 7/1/24 (b)	23,785	23,854
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2021 A, 3% 6/1/52	5,370	5,214
Series 2022 D, 5.5% 6/1/53	10,865	11,545
Series A, 3.5% 12/1/50	2,620	2,586
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (b)(c)	3,350	3,283
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(c)	8,110	7,984
(DTE Elec. Co. Exempt Facilities Proj.) Series 2023 DT, 3.875%, tender 6/3/30 (b)(c)	3,500	3,492
Michigan Technological Univ. Series 2021:
4% 10/1/41	1,450	1,451
5% 10/1/30	1,645	1,889
5% 10/1/31	1,250	1,450
5% 10/1/32	1,250	1,444
5% 10/1/33	1,325	1,539
5% 10/1/34	1,405	1,624
Michigan Trunk Line Fund Rev. Series 2020 B, 5% 11/15/36	26,785	30,755
Oakland Univ. Rev.:
Series 2022 A:
5% 3/1/26	480	502
5% 3/1/33	1,000	1,144
5% 3/1/34	1,905	2,164
5% 3/1/35	2,000	2,265
5% 3/1/36	2,095	2,355
5% 3/1/37	2,200	2,453
5% 3/1/38	2,310	2,544
5% 3/1/39	2,425	2,653
Series 2022 B:
5% 3/1/33	1,000	1,144
5% 3/1/34	1,250	1,420
5% 3/1/38	1,330	1,466
5% 3/1/39	1,375	1,504
Portage Pub. Schools Series 2016:
5% 11/1/27	1,215	1,274
5% 11/1/29	3,080	3,229
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/24 (Pre-Refunded to 3/1/24 @ 100)	1,940	1,946
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/28	565	605
5% 7/1/29	1,000	1,087
5% 7/1/30	425	468
5% 7/1/31	495	542
5% 7/1/32	545	597
5% 7/1/33	595	651
5% 7/1/34	385	422
5% 7/1/35	400	437
Univ. of Michigan Rev. Series 2022 D, 5% 4/1/33	1,440	1,726
Utica Cmnty. Schools Series 2019:
5% 5/1/30	1,650	1,866
5% 5/1/31	1,400	1,581
5% 5/1/32	2,300	2,599
5% 5/1/33	1,875	2,115
5% 5/1/34	2,450	2,762
Warren Consolidated School District Series 2016:
5% 5/1/30	4,415	4,626
5% 5/1/31	4,660	4,866
5% 5/1/32	4,955	5,182
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/29	245	264
5% 12/1/30	380	410
5% 12/1/31	390	420
5% 12/1/36	535	572
Series 2017 B:
5% 12/1/29 (c)	685	728
5% 12/1/30 (c)	485	515
5% 12/1/31 (c)	525	557
5% 12/1/33 (c)	375	397
5% 12/1/36 (c)	810	848
Series 2017 C:
5% 12/1/24	2,305	2,347
5% 12/1/25	2,150	2,239
5% 12/1/26	1,455	1,557
5% 12/1/27	1,460	1,595
TOTAL MICHIGAN		331,067
Minnesota - 0.7%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	1,940	1,990
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2022 B:
5% 1/1/32 (c)	780	874
5% 1/1/33 (c)	1,165	1,308
5% 1/1/34 (c)	1,135	1,278
5% 1/1/35 (c)	705	792
5% 1/1/36 (c)	565	631
Minneapolis Health Care Sys. Rev. Bonds Series 2023 A, 5%, tender 11/15/28 (b)	3,945	4,282
Minnesota Gen. Oblig.:
Series 2021 B, 4% 9/1/32	4,475	4,902
Series 2022 B, 4% 8/1/36	11,000	11,887
Minnesota Hsg. Fin. Agcy.:
Series 2021 D, 3% 1/1/52	7,330	7,117
Series 2021, 3% 7/1/51	1,985	1,933
Series 2022 A:
5% 8/1/33	1,875	2,199
5% 8/1/34	1,500	1,777
5% 8/1/35	1,210	1,429
5% 8/1/36	2,320	2,726
Series 2022 B, 5% 8/1/32	2,120	2,476
Series 2022 C:
5% 8/1/33	1,780	2,087
5% 8/1/34	2,685	3,181
5% 8/1/35	2,820	3,331
Series 2023 E, 6.25% 7/1/54	2,250	2,491
Minnesota Pub. Facilities Auth. Rev. Series 2016 B, 4% 3/1/26	1,095	1,131
Mounds View Independent School District #621 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.45% 2/1/37	4,795	4,797
3.55% 2/1/38	5,005	4,952
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	1,410	1,455
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(d)	6,850	6,646
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.6% 2/1/37	3,495	3,512
3.65% 2/1/38	3,665	3,642
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/24	20	20
TOTAL MINNESOTA		84,846
Mississippi - 0.4%
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(c)	10,750	6,735
Mississippi Dev. Bank Spl. Oblig. (Magnolia Reg'l. Health Ctr. Proj.) Series 2021:
4% 10/1/36 (d)	850	805
4% 10/1/41 (d)	1,360	1,183
5% 10/1/29 (d)	2,000	2,103
5% 10/1/30 (d)	2,800	2,960
5% 10/1/32 (d)	3,070	3,238
Mississippi Gen. Oblig. Series 2017 A, 5% 10/1/30	5,340	5,798
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.):
Series 2019 A:
5% 1/1/30	500	545
5% 1/1/31	1,500	1,636
5% 1/1/32	1,750	1,905
5% 1/1/34	1,065	1,161
5% 1/1/35	2,000	2,178
Series 2019 B:
5% 1/1/25	500	508
5% 1/1/26	700	723
5% 1/1/27	1,245	1,307
5% 1/1/28	500	533
5% 1/1/29	510	551
5% 1/1/30	595	648
Bonds Series II, 5%, tender 3/1/27 (b)	3,025	3,181
Series IV:
5% 10/1/34	1,435	1,564
5% 10/1/38	1,675	1,769
5% 10/1/39	1,000	1,052
TOTAL MISSISSIPPI		42,083
Missouri - 0.6%
Cape Girardeau County Indl. Dev. Auth.:
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	2,375	2,492
Series 2017 A, 5% 3/1/27	970	1,036
Kansas City Indl. Dev. Auth.:
(Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2020 A, 4% 3/1/40 (c)	9,950	9,905
Series 2020 A, 5% 3/1/33 (c)	1,600	1,723
Kansas City San. Swr. Sys. Rev. Series 2018 B:
5% 1/1/24	660	660
5% 1/1/29	550	606
5% 1/1/31	415	456
5% 1/1/34	380	418
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
4% 2/1/40	680	681
5% 2/1/30	2,395	2,457
5% 2/1/32	2,645	2,710
5% 2/1/36	2,145	2,195
5% 2/1/45	3,395	3,439
Series 2016:
5% 5/15/29	970	1,012
5% 5/15/30	970	1,009
5% 5/15/31	970	1,009
5% 5/15/36	2,915	3,018
Series 2021:
4% 2/15/34	400	397
5% 2/15/30	670	710
5% 2/15/31	705	752
Series 2022 A:
5% 6/1/32	2,150	2,462
5% 6/1/33	1,850	2,112
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
(First Place Homeownership Ln. Prog.):
Series 2021 C, 3.25% 11/1/52	2,535	2,475
Series 2023 E, 6.5% 5/1/54	5,620	6,421
Series 2019, 4% 5/1/50	705	705
Saint Louis Arpt. Rev. Series 2019 C, 5% 7/1/30	3,660	4,117
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2017, 5% 9/1/48	4,560	3,977
Series 2018 A, 5.125% 9/1/48	2,210	1,963
St Charles County Francis Howell R-III School District Gen. Oblig. Series 2022:
5% 3/1/34	950	1,103
5% 3/1/35	1,250	1,450
5% 3/1/36	1,250	1,441
5% 3/1/37	1,350	1,547
5% 3/1/38	2,000	2,261
5% 3/1/39	2,740	3,084
TOTAL MISSOURI		71,803
Montana - 0.2%
Gallatin County Indl. Dev. Rev. (Bozeman Fiber Proj.) Series 2021 A:
4% 10/15/32 (d)	1,160	1,095
4% 10/15/36 (d)	3,065	2,792
4% 10/15/41 (d)	4,910	4,122
4% 10/15/46 (d)	3,195	2,513
4% 10/15/51 (d)	2,625	1,975
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (c)	300	299
Series 2019 B, 4% 6/1/50	445	446
Montana Facility Fin. Auth. Series 2018 B, 5% 7/1/31	1,170	1,236
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/24	2,080	2,083
5% 2/15/25	1,940	1,972
5% 2/15/26	3,105	3,207
TOTAL MONTANA		21,740
Nebraska - 0.6%
Central Plains Energy Proj. Rev. Bonds:
(Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	7,425	7,871
Series 2019, 4%, tender 8/1/25 (b)	15,350	15,434
Lincoln Arpt. Auth. Series 2021, 4% 7/1/36 (c)	1,000	1,031
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	1,955	1,944
Series 2019 E, 3.75% 9/1/49 (c)	2,145	2,124
Series 2020 A, 3.5% 9/1/50	2,190	2,165
Series 2022 B:
5% 3/1/27 (c)	1,165	1,225
5% 9/1/27 (c)	1,185	1,257
5% 3/1/28 (c)	1,205	1,287
5% 9/1/28 (c)	650	701
5% 9/1/29 (c)	1,270	1,377
Series A, 3% 9/1/45	5,000	4,851
Nebraska Pub. Pwr. District Rev.:
Series 2016 B:
5% 1/1/31	3,885	4,027
5% 1/1/34	4,235	4,378
5% 1/1/36	5,135	5,296
Series 2021 C:
5% 1/1/24	4,045	4,045
5% 1/1/26	1,000	1,044
Series 2021 D, 5% 1/1/25	600	612
Omaha Pub. Pwr. District Elec. Rev.:
Series 2022 A:
5% 2/1/35	575	679
5% 2/1/36	640	754
Series 2022 B:
5% 2/1/34	1,550	1,840
5% 2/1/35	450	532
TOTAL NEBRASKA		64,474
Nevada - 0.7%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/24	730	737
5% 9/1/28	445	465
5% 9/1/30	730	760
5% 9/1/32	725	753
5% 9/1/34	740	767
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/28	1,440	1,452
Series 2019 A, 5% 7/1/26	2,965	3,138
Series 2019 D, 5% 7/1/24	4,195	4,236
Clark County Fuel Tax Series 2017, 3% 11/1/35	3,325	3,230
Clark County School District:
Series 2017 A:
5% 6/15/25	5,770	5,938
5% 6/15/26	5,000	5,268
Series 2018 A:
5% 6/15/33	3,400	3,711
5% 6/15/34	6,330	6,917
Series 2018 B:
5% 6/15/34	4,195	4,629
5% 6/15/35	8,000	8,762
Series 2020 A, 5% 6/15/33 (Assured Guaranty Muni. Corp. Insured)	1,090	1,240
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 A:
5% 6/1/32	2,815	2,960
5% 6/1/33	4,855	5,098
5% 6/1/34	5,145	5,392
Nevada Dept. of Bus. & Industry Bonds Series 2023 A, 3.7%, tender 1/31/24 (b)(c)(d)	5,300	5,294
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	1,165	1,166
Tahoe-Douglas Visitors Auth. Series 2020:
5% 7/1/28	1,500	1,571
5% 7/1/31	2,395	2,540
5% 7/1/35	1,825	1,924
5% 7/1/40	1,000	1,027
TOTAL NEVADA		78,975
New Hampshire - 0.9%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.):
Series 2012 B, 4% 8/15/37	900	905
Series 2021 B:
4% 8/15/36	730	740
4% 8/15/38	1,000	997
4% 8/15/40	1,050	1,022
4% 8/15/41	1,000	967
5% 8/15/27	505	536
5% 8/15/34	905	1,021
5% 8/15/35	680	764
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A1, 2.15%, tender 7/1/24 (b)(c)	2,400	2,381
Series 2019 A2, 2.15%, tender 7/1/24 (b)(c)	2,955	2,927
Series 2019 A3, 2.15%, tender 7/1/24 (b)(c)	7,545	7,474
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	9,319	9,214
Series 2022 1, 4.375% 9/20/36	7,112	7,183
Series 2023 2A, 3.875% 1/20/38	26,151	25,318
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/30	1,190	1,272
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/24	1,335	1,348
5% 7/1/30	2,360	2,564
Series 2017:
5% 7/1/36	2,105	2,162
5% 7/1/44	1,830	1,788
Series 2023 B:
5.5% 11/1/28 (c)	1,000	1,094
5.5% 11/1/29 (c)	1,025	1,138
5.5% 11/1/31 (c)	1,050	1,187
5.5% 11/1/32 (c)	1,000	1,139
5.5% 11/1/33 (c)	1,025	1,173
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012, 5% 7/1/26	1,245	1,246
Series 2016:
4% 10/1/38	800	785
5% 10/1/26	4,560	4,765
5% 10/1/27	4,860	5,062
5% 10/1/28	1,940	2,016
5% 10/1/30	7,070	7,312
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	10,563	10,371
TOTAL NEW HAMPSHIRE		107,871
New Jersey - 4.6%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Pre-Refunded to 7/1/26 @ 100)	1,430	1,512
5% 7/1/32 (Pre-Refunded to 7/1/26 @ 100)	970	1,026
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	970	1,026
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	1,940	1,942
5% 2/15/25 (Pre-Refunded to 2/15/24 @ 100)	970	972
5% 2/15/29 (Pre-Refunded to 2/15/24 @ 100)	1,350	1,353
Cherry Hill Township School District Series 2022:
4% 8/1/37	4,500	4,689
4% 8/1/38	3,500	3,618
4% 8/1/39	13,815	14,202
4% 8/1/42	5,500	5,602
Clearview Reg'l. High School District Series 2022:
4% 8/1/37	3,200	3,314
4% 8/1/38	3,015	3,112
4% 8/1/39	3,490	3,589
Mercer County Gen. Oblig. Series 2021, 2% 2/15/32	2,940	2,656
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (d)	1,535	1,074
Series 2022 A:
5% 11/1/31	2,200	2,559
5% 11/1/32	1,390	1,638
5% 11/1/34	2,040	2,377
5% 11/1/35	2,085	2,413
Series 2024 SSS:
5% 6/15/33 (f)	3,225	3,738
5% 6/15/35 (f)	3,000	3,499
5.25% 6/15/37 (f)	1,430	1,688
Series A:
5% 11/1/34	5,150	5,721
5% 11/1/35	8,205	9,062
5% 11/1/36	5,010	5,501
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	1,435	946
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (Assured Guaranty Muni. Corp. Insured)	975	1,000
5% 6/1/27 (Assured Guaranty Muni. Corp. Insured)	1,360	1,459
5% 6/1/28 (Assured Guaranty Muni. Corp. Insured)	1,940	2,063
5% 6/1/29 (Assured Guaranty Muni. Corp. Insured)	1,455	1,549
Series 2015 XX, 5% 6/15/26 (Pre-Refunded to 6/15/25 @ 100)	19,420	20,032
Series 2018 EEE, 5% 6/15/30	2,170	2,390
Series 2019:
5.25% 9/1/25 (d)	3,395	3,529
5.25% 9/1/26 (d)	3,200	3,405
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	1,820	1,890
New Jersey Envir. Infrastructure Trust:
Series 2016 A R1, 5% 9/1/25	2,065	2,145
Series 2016 A R2, 5% 9/1/25	3,010	3,127
New Jersey Gen. Oblig.:
Series 2020 A:
4% 6/1/30	13,105	14,175
4% 6/1/31	2,185	2,384
4% 6/1/32	1,470	1,617
5% 6/1/25	8,080	8,337
5% 6/1/26	10,480	11,064
5% 6/1/29	6,530	7,369
Series 2021, 2% 6/1/36	4,395	3,610
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (b)	8,215	8,289
Series 2019 B2, 5%, tender 7/1/25 (b)	10,070	10,355
Series 2016 A:
5% 7/1/24 (Escrowed to Maturity)	790	797
5% 7/1/28	440	465
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	1,185	1,251
5% 7/1/33	1,465	1,541
Series 2016, 5% 7/1/41	3,665	3,708
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A, 5% 12/1/24 (c)	3,420	3,461
Series 2019 A:
5% 12/1/24	1,045	1,063
5% 12/1/25	1,925	1,999
Series 2020:
5% 12/1/24 (c)	1,925	1,948
5% 12/1/24 (c)	1,000	1,012
5% 12/1/25 (c)	2,675	2,750
5% 12/1/25 (c)	3,900	4,009
5% 12/1/26 (c)	3,100	3,226
5% 12/1/28 (c)	1,225	1,312
Series 2022 A:
5% 12/1/27 (c)	1,275	1,346
5% 12/1/28 (c)	1,400	1,499
5% 12/1/29 (c)	1,400	1,515
5% 12/1/30 (c)	750	811
Series 2022 B:
5% 12/1/27 (c)	3,735	3,944
5% 12/1/28 (c)	6,850	7,334
5% 12/1/29 (c)	4,475	4,842
Series 2023 A:
5% 12/1/27 (c)	1,350	1,426
5% 12/1/28 (c)	1,325	1,419
5% 12/1/29 (c)	2,000	2,164
Series 2023 B:
5% 12/1/27 (c)	5,000	5,280
5% 12/1/28 (c)	5,500	5,889
5% 12/1/29 (c)	5,500	5,951
New Jersey Tobacco Settlement Fing. Corp. Series 2018 B, 5% 6/1/46	10,090	10,241
New Jersey Tpk. Auth. Tpk. Rev. Series D, 5% 1/1/28	4,740	5,000
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/30	3,500	3,873
5% 6/15/31	2,250	2,487
5% 6/15/32	5,660	6,246
Series 2006 C:
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured)	5,005	4,184
0% 12/15/30 (FGIC Insured)	10,960	8,805
0% 12/15/31 (FGIC Insured)	5,200	4,034
0% 12/15/34	13,220	9,352
Series 2010 A:
0% 12/15/27	13,270	11,714
0% 12/15/28	3,025	2,594
0% 12/15/30	1,000	801
Series 2014 AA:
5% 6/15/25	12,140	12,254
5% 6/15/26	7,285	7,330
Series 2016 A, 5% 6/15/27	14,620	15,352
Series 2018 A:
5% 12/15/32	1,600	1,764
5% 12/15/33	6,395	7,029
5% 12/15/34	8,095	8,862
Series 2019 BB, 4% 6/15/36	1,000	1,031
Series 2021 A:
4% 6/15/34	2,510	2,654
4% 6/15/36	2,500	2,611
4% 6/15/38	5,000	5,156
Series 2022 A, 4% 6/15/39	14,370	14,718
Series 2022 AA:
5% 6/15/30	2,770	3,165
5% 6/15/31	7,210	8,367
5% 6/15/32	5,145	6,055
5% 6/15/33	13,115	15,387
5% 6/15/35	13,670	15,835
Series 2022 CC:
5% 6/15/33	1,555	1,837
5% 6/15/35	2,000	2,333
5% 6/15/37	1,030	1,186
5.25% 6/15/32	1,450	1,734
5.25% 6/15/36	1,450	1,708
Series A:
5% 12/15/25	4,380	4,567
5% 12/15/26	6,900	7,357
5% 12/15/27	12,250	13,359
5% 12/15/28	4,270	4,754
5% 6/15/30	1,125	1,182
5% 12/15/30	885	999
5% 12/15/31	4,720	5,319
5% 12/15/33	1,575	1,765
Series AA:
4% 6/15/36	1,550	1,615
4% 6/15/37	2,150	2,227
4% 6/15/39	1,960	2,000
5% 6/15/35	2,010	2,277
5% 6/15/36	2,270	2,558
5% 6/15/38	1,930	2,149
TOTAL NEW JERSEY		528,407
New Mexico - 0.1%
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (b)	8,245	8,468
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,825	1,814
TOTAL NEW MEXICO		10,282
New York - 7.0%
Dorm. Auth. New York Univ. Rev. Series 2016 A, 5% 7/1/25	2,430	2,493
East Hampton Union Free School District Series 2017, 2.25% 6/1/28	2,075	1,974
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/32	3,885	4,150
5% 2/15/35	7,285	7,749
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (b)	17,685	17,462
Series 2021 B, 1.5%, tender 9/1/26 (b)	9,325	8,810
Series 2021, 1% 9/1/25	28,250	26,867
Series 2022 A:
5% 9/1/35	800	959
5% 9/1/36	1,000	1,188
Monroe County Indl. Dev. Corp.:
(St. Ann's Cmnty. Proj.) Series 2019, 4% 1/1/30	1,635	1,499
(St. Anns Cmnty. Proj.) Series 2019, 5% 1/1/40	2,145	1,878
MTA Hudson Rail Yards Trust Oblig. Series 2016 A:
5% 11/15/51	12,380	12,380
5% 11/15/56	11,925	11,925
New York City Gen. Oblig.:
Series 2015 C, 5% 8/1/27	2,965	3,032
Series 2019 B1, 4% 10/1/35	2,395	2,546
Series 2021 A1, 5% 8/1/33	2,000	2,312
Series 2021 B1, 5% 11/1/32	5,800	6,745
Series 2021 F1, 5% 3/1/42	5,410	6,020
Series 2021, 4% 8/1/40	8,210	8,444
Series 2022 B, 5% 10/1/31	1,500	1,777
Series 2022 B1:
5% 8/1/33	2,350	2,818
5% 8/1/34	1,750	2,093
5% 8/1/35	2,250	2,678
5% 8/1/36	1,570	1,855
Series 2022 C, 5% 8/1/33	1,800	2,158
Series 2022 D1, 5% 5/1/35	1,540	1,828
Series 2023 B1, 5% 10/1/33	1,000	1,202
Series C:
5% 8/1/29	6,945	7,909
5% 8/1/33	2,500	2,890
5% 8/1/34	3,310	3,819
New York City Health & Hosp. Corp. Rev. Series A, 5% 2/15/25	3,640	3,730
New York City Hsg. Dev. Corp. Bonds Series 2023 E2, 3.8%, tender 1/3/28 (b)	2,890	2,908
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	6,175	5,857
Series 2021, 0.6%, tender 7/1/25 (b)	7,970	7,548
Series 2023 A2, 3.73%, tender 12/29/28 (b)	18,545	18,630
Series 2023 D, 4.3%, tender 11/1/28 (b)	9,820	10,074
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2018 S3, 5% 7/15/37	2,000	2,179
Series 2021 1A, 5% 7/15/32	1,000	1,172
Series 2023 A, 5% 7/15/34	2,840	3,404
New York City Transitional Fin. Auth. Rev.:
Series 2018 C2, 5% 5/1/32	9,175	10,081
Series 2019 A, 5% 8/1/35	7,520	8,267
Series 2019 B1:
5% 8/1/34	3,300	3,635
5% 8/1/35	8,400	9,235
5% 8/1/36	6,555	7,179
Series 2020 C1, 4% 5/1/36	1,075	1,149
Series 2021 F1, 5% 11/1/25	16,245	16,940
Series 2022 D, 5% 11/1/31	5,450	6,478
Series 2022 D1, 5% 11/1/34	5,910	7,077
Series 2022 F1, 5% 2/1/36	1,000	1,182
Series 2023 E1:
5% 11/1/37	10,335	12,249
5% 11/1/39	38,230	44,587
5% 11/1/40	9,325	10,809
Series C:
4% 5/1/35	3,000	3,236
4% 5/1/36	8,615	9,207
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/27	1,330	1,363
5% 11/15/40	3,915	3,979
New York Dorm. Auth. Rev.:
Bonds:
Series 2019 B2, 5%, tender 5/1/24 (b)	3,675	3,679
Series 2019 B3, 5%, tender 5/1/26 (b)	4,055	4,179
Series 2022 A, 5% 7/15/37	1,840	1,966
Series 2022:
5% 7/1/32	1,810	1,978
5% 7/1/33	900	981
5% 7/1/34	255	277
New York Dorm. Auth. Sales Tax Rev. Series 2018 C, 5% 3/15/32	13,810	15,182
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2022 A, 5% 11/15/34	735	865
New York Metropolitan Trans. Auth. Rev.:
Series 2015 C, 5% 11/15/30	1,000	1,027
Series 2015 D1, 5% 11/15/33	4,015	4,122
Series 2017 A1, 5% 11/15/31	2,000	2,120
Series 2017 C-2, 0% 11/15/33	9,795	7,091
Series 2017 C1:
4% 11/15/35	1,770	1,797
5% 11/15/26	5,975	6,325
5% 11/15/27	4,435	4,782
5% 11/15/30	4,315	4,679
5% 11/15/33	6,955	7,521
Series 2017 D:
5% 11/15/30	1,900	2,060
5% 11/15/33	6,725	7,272
Series 2020 D, 5% 11/15/43	2,500	2,660
New York State Dorm. Auth.:
Series 2019 D, 4% 2/15/36	10,000	10,674
Series 2020 A, 4% 3/15/34	3,055	3,315
Series 2021 E, 5% 3/15/36	11,725	13,745
Series 2022 A:
5% 3/15/33	3,825	4,576
5% 3/15/36	9,140	10,715
5% 3/15/41	2,640	2,973
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 D2, 0.65%, tender 11/1/25 (b)	2,750	2,578
Series 2021 E2, 0.65%, tender 11/1/25 (b)	5,000	4,674
Series 2021 J2, 1.1%, tender 5/1/27 (b)	18,855	17,208
Series 2021 K2, 1%, tender 11/1/26 (b)	5,120	4,771
Series 2022 B2, 2.5%, tender 5/1/27 (b)	25,300	24,334
Series 2023 C2, 3.8%, tender 5/1/29 (b)	1,670	1,676
Series 2023 E2, 3.875%, tender 5/1/28 (b)	3,095	3,111
Series 2021 A, 0.75% 11/1/25	3,920	3,665
Series 2021 B, 0.55% 11/1/24	4,735	4,621
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (c)	885	871
New York State Urban Dev. Corp. Series 2020 C:
4% 3/15/37	5,500	5,765
5% 3/15/36	7,610	8,757
New York Thruway Auth. Personal Income Tax Rev. Series 2022 A, 5% 3/15/34	7,250	8,728
New York Trans. Dev. Corp.:
(Delta Air Lines, Inc. - Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2023, 6% 4/1/35 (c)	25,350	28,240
(Delta Air Lines, Inc. - LaGuardia Arpt. Termindals C&D Redev. Proj.) Series 2020, 4% 10/1/30 (c)	8,000	7,854
(Delta Air Lines, Inc. LaGuardia Arpt. Terminals C&D Redev. Proj.):
Series 2018, 5% 1/1/34 (c)	2,500	2,545
Series 2020, 5% 10/1/35 (c)	11,390	11,829
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	8,155	8,163
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
5% 12/1/28 (c)	1,220	1,313
5% 12/1/33 (c)	1,800	1,970
Series 2020 C:
4% 12/1/39	1,350	1,366
4% 12/1/40	1,500	1,505
4% 12/1/41	1,450	1,451
4% 12/1/42	1,400	1,399
5% 12/1/28	950	1,039
5% 12/1/29	950	1,049
5% 12/1/30	750	835
5% 12/1/31	950	1,053
5% 12/1/32	1,125	1,243
5% 12/1/33	2,640	2,906
5% 12/1/34	1,600	1,758
5% 12/1/35	1,500	1,640
5% 12/1/36	1,700	1,846
5% 12/1/37	1,755	1,891
5% 12/1/38	1,500	1,611
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.):
Series 2020 A, 5% 12/1/30 (c)	1,900	2,084
Series 2022:
5% 12/1/27 (c)	8,980	9,517
5% 12/1/28 (c)	2,400	2,583
5% 12/1/32 (c)	8,050	9,007
5% 12/1/33 (c)	9,440	10,552
5% 12/1/34 (c)	10,315	11,503
5% 12/1/35 (c)	5,155	5,715
5% 12/1/36 (c)	3,515	3,864
5% 12/1/37 (c)	9,375	10,205
Series 2016 A, 5.25% 1/1/50 (c)	13,305	13,319
New York Urban Dev. Corp. Rev. Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	2,745	2,941
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	1,000	1,025
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	1,500	1,534
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	1,635	1,665
Onondaga Civic Dev. Corp. (Syracuse Univ. Proj.) Series 2020 A:
5% 12/1/32	1,250	1,446
5% 12/1/34	2,300	2,653
Port Auth. of New York & New Jersey Series 2022 236:
5% 1/15/33 (c)	2,000	2,285
5% 1/15/34 (c)	3,485	4,017
5% 1/15/35 (c)	2,000	2,294
5% 1/15/36 (c)	1,000	1,138
5% 1/15/37 (c)	1,000	1,127
5% 1/15/39 (c)	2,390	2,631
5% 1/15/40 (c)	5,000	5,480
5% 1/15/41 (c)	6,350	6,939
5% 1/15/42 (c)	4,100	4,455
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (d)	1,360	1,123
5.375% 11/1/54 (d)	2,155	1,662
Triborough Brdg & Tunl Auth. Series 2023 A, 5% 5/15/40	835	963
Triborough Bridge & Tunnel Auth.:
Series 2022 E2B, 5% 11/15/32	5,825	7,016
Series 2023 A:
4% 11/15/33	1,430	1,598
4% 11/15/34	285	311
5% 11/15/34	1,070	1,306
TOTAL NEW YORK		807,399
New York And New Jersey - 0.4%
Port Auth. of New York & New Jersey:
Series 193, 5% 10/15/29 (c)	3,650	3,742
Series 2019 218, 5% 11/1/36 (c)	1,080	1,169
Series 2021 226, 5% 10/15/33 (c)	1,350	1,532
Series 2022 231:
5% 8/1/33 (c)	12,500	14,340
5% 8/1/34 (c)	7,095	8,119
Series 2023 238, 5% 7/15/39 (c)	3,150	3,482
Series 2023 242:
5% 12/1/36 (c)	1,750	1,995
5% 12/1/37 (c)	2,200	2,479
5% 12/1/38 (c)	2,000	2,233
5% 12/1/39 (c)	4,150	4,602
Series 223, 4% 7/15/39 (c)	2,175	2,172
TOTAL NEW YORK AND NEW JERSEY		45,865
North Carolina - 0.7%
Charlotte Gen. Oblig. Series 2021 A:
2% 6/1/36	2,190	1,797
2% 6/1/37	2,500	1,990
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 C, 5%, tender 12/1/28 (b)	4,430	4,886
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/27 (Escrowed to Maturity)	395	428
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2021:
4% 5/1/32	1,000	1,048
4% 5/1/33	1,000	1,046
4% 5/1/34	900	939
5% 5/1/26	275	286
5% 5/1/27	400	424
5% 5/1/28	415	448
5% 5/1/29	525	575
5% 5/1/30	560	622
North Carolina Hsg. Fin. Agcy. Home Ownership Rev.:
Series 2022 48, 3.75% 7/1/52	9,130	9,059
Series 2023 52A, 6.25% 1/1/55	5,000	5,533
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	17,085	16,856
North Carolina Med. Care Commission Hosp. Rev.:
Bonds Series 2021 B, 5%, tender 2/1/26 (b)	3,100	3,220
Series 2021 A, 5% 2/1/25	185	189
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2023 A:
5% 6/1/43 (c)	5,050	5,228
5.5% 6/1/30 (c)	1,110	1,226
5.5% 6/1/31 (c)	2,450	2,730
5.5% 6/1/32 (c)	2,750	3,087
5.5% 6/1/33 (c)	2,750	3,104
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A:
5% 5/1/26 (c)	3,950	4,107
5% 5/1/27 (c)	1,500	1,591
5% 5/1/28 (c)	1,875	2,023
5% 5/1/29 (c)	1,500	1,646
5% 5/1/30 (c)	1,320	1,470
5% 5/1/31 (c)	1,350	1,502
5% 5/1/32 (c)	1,100	1,220
TOTAL NORTH CAROLINA		78,280
North Dakota - 0.2%
Grand Forks Health Care Sys. Rev. Series 2021:
3% 12/1/39	2,235	1,862
4% 12/1/38	1,250	1,185
4% 12/1/40	5,675	5,279
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	4,105	3,996
Series 2022 A, 4% 1/1/53	8,100	8,114
Series 2023 F, 6.25% 1/1/54	1,790	1,982
TOTAL NORTH DAKOTA		22,418
Ohio - 1.6%
Akron Bath Copley Hosp. District Rev. Series 2020:
4% 11/15/34	970	974
4% 11/15/35	1,000	994
4% 11/15/36	1,000	984
5% 11/15/32	700	767
Allen County Hosp. Facilities Rev. Series 2020 A:
5% 12/1/29	2,290	2,578
5% 12/1/30	2,290	2,599
American Muni. Pwr., Inc. Rev.:
Bonds Series 2021 A2, 1%, tender 8/15/24 (b)	6,010	5,909
Series 2017 A, 5% 2/15/36	5,000	5,402
Series 2021 A:
4% 2/15/36	4,045	4,236
4% 2/15/37	3,000	3,109
4% 2/15/38	215	220
5% 2/15/33	2,750	3,158
5% 2/15/34	4,000	4,591
5% 2/15/35	2,715	3,097
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2, 5% 6/1/36	2,290	2,480
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	970	989
5% 1/1/28 (Assured Guaranty Muni. Corp. Insured)	1,480	1,506
5% 1/1/29 (Assured Guaranty Muni. Corp. Insured)	2,165	2,202
5% 1/1/30 (Assured Guaranty Muni. Corp. Insured)	1,940	1,973
Cleveland Income Tax Rev. Series 2021 A1, 3% 10/1/38	1,205	1,114
Columbus City School District Series 2016 A:
5% 12/1/32	1,490	1,570
5% 12/1/32 (Pre-Refunded to 6/1/26 @ 100)	280	295
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,395	2,395
5% 6/15/26	2,515	2,516
5% 6/15/27	2,640	2,641
5% 6/15/28	2,770	2,770
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/33	2,000	2,236
5% 12/1/35	1,000	1,112
5% 12/1/36	1,180	1,304
5% 12/1/44	970	925
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	1,940	2,015
5% 11/1/26	2,040	2,165
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	2,195	2,254
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	20,230	20,488
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/31	1,000	1,083
5% 8/1/32	1,000	1,083
5% 8/1/33	1,000	1,081
Miami Univ. Series 2020 A:
5% 9/1/30	140	161
5% 9/1/31	950	1,092
5% 9/1/33	1,770	2,022
5% 9/1/34	2,500	2,852
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.)) Series 2021, 5% 8/1/26	560	588
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/27	5,715	5,716
5% 2/15/44	6,580	6,196
5% 2/15/48	4,500	4,114
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2019, 3% 11/15/38	1,175	1,079
Ohio Air Quality Dev. Auth. Rev. Bonds Series 2022 B, 4.25%, tender 6/1/27 (b)(c)	2,350	2,396
Ohio Gen. Oblig. Series 2021 A, 5% 6/15/33	2,300	2,715
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/27	2,495	2,675
5% 1/1/29	4,855	5,320
Ohio Hosp. Rev.:
Bonds Series 2019 C, 2.75%, tender 5/1/28 (b)	5,475	5,450
Series 2016 A, 5% 1/15/41	5,650	5,749
Series 2020 A, 4% 1/15/50	1,580	1,492
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	565	570
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	6,340	7,053
Ohio State Univ. Gen. Receipts (Multiyear Debt Issuance Prog.) Series 2020 A:
5% 12/1/29	10,000	11,441
5% 12/1/30	1,000	1,164
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/39	2,860	3,293
Ohio Wtr. Dev. Auth. Rev. Series 2022 A, 5% 12/1/40	1,065	1,224
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. Series 2020 A, 5% 12/1/38	2,505	2,816
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	2,250	2,321
Series 2019, 5% 2/15/29	4,300	4,493
TOTAL OHIO		180,807
Oklahoma - 0.2%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017, 5% 9/1/26	2,015	2,129
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,165	1,173
5% 6/1/28	1,455	1,464
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,020	1,060
5% 10/1/26	1,455	1,510
5% 10/1/27	1,155	1,198
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
4% 8/1/33	2,645	2,606
4% 8/1/34	2,755	2,707
5% 8/1/24	590	592
5% 8/1/25	930	942
5% 8/1/26	540	552
5% 8/1/27	680	703
5% 8/1/28	725	756
5% 8/1/29	755	793
5% 8/1/30	1,370	1,436
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev.:
(Homeownership Ln. Prog.) Series 2023 C, 6% 3/1/54	1,165	1,297
(Homeownership Load Prog.) Series 2023 D, 6.5% 9/1/54	1,300	1,483
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 B, 5% 1/1/27	2,085	2,121
TOTAL OKLAHOMA		24,522
Oregon - 1.1%
Clackamas County Series 2020, 1.625% 6/1/37	1,195	890
Multnomah County School District #1J Portland Series 2020 B, 3% 6/15/33	1,000	993
Oregon Facilities Auth. Rev. Series 2022 B, 5% 6/1/30	12,940	14,376
Oregon State Hsg. & Cmnty. Svcs. Dept. (Single-Family Mtg. Prog.):
Series 2019 A, 2.65% 7/1/39	2,630	2,225
Series 2022 A, 4% 7/1/51	6,550	6,564
Port of Portland Arpt. Rev.:
Series 2020 27A, 4% 7/1/39 (c)	2,545	2,550
Series 2022 28, 4% 7/1/35 (c)	3,000	3,087
Series 2023 29:
5% 7/1/30 (c)	12,085	13,359
5% 7/1/31 (c)	12,035	13,466
5% 7/1/33 (c)	9,960	11,395
5% 7/1/34 (c)	2,730	3,125
5% 7/1/38 (c)	2,680	2,975
5.25% 7/1/40 (c)	19,745	22,130
Series 23, 5% 7/1/27	1,475	1,515
Series 24 B:
5% 7/1/31 (c)	1,000	1,049
5% 7/1/32 (c)	2,795	2,931
Series 26 A:
5% 7/1/29	1,155	1,278
5% 7/1/33	785	903
Series 26 B, 5% 7/1/29	1,000	1,112
Series 26 C:
5% 7/1/25 (c)	800	819
5% 7/1/26 (c)	1,300	1,353
5% 7/1/27 (c)	1,090	1,153
Series 27 A, 5% 7/1/36 (c)	8,655	9,465
Salem Hosp. Facility Auth. Rev. Series 2016 A, 4% 5/15/41	3,915	3,919
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/30	2,915	3,146
TOTAL OREGON		125,778
Pennsylvania - 4.3%
Allegheny County Arpt. Auth. Rev.:
Series 2021 A:
5% 1/1/33 (c)	3,635	4,033
5% 1/1/51 (c)	31,125	32,380
5% 1/1/56 (c)	14,945	15,512
Series 2023 A:
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured) (c)	1,730	1,971
5% 1/1/35 (Assured Guaranty Muni. Corp. Insured) (c)	2,000	2,273
5.25% 1/1/36 (Assured Guaranty Muni. Corp. Insured) (c)	1,000	1,161
5.25% 1/1/37 (Assured Guaranty Muni. Corp. Insured) (c)	1,000	1,151
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. Series 2021 A:
4% 3/1/36	825	864
4% 3/1/37	1,000	1,039
4% 3/1/38	1,050	1,079
4% 3/1/39	2,000	2,044
4% 3/1/40	2,115	2,148
4% 3/1/41	385	391
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A:
5% 7/15/24	2,300	2,323
5% 7/15/25	3,030	3,123
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	2,445	1,999
4% 12/1/41	5,005	3,481
4.25% 12/1/50	5,575	3,602
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/34	280	264
5% 7/1/35	1,100	1,029
5% 7/1/36	525	484
5% 7/1/37	1,180	1,082
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2021, 5% 11/1/51	7,510	7,856
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A, 4% 7/1/38	1,600	1,621
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,205	3,339
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A:
5% 10/1/28	1,385	1,385
5% 10/1/29	1,495	1,496
5% 10/1/32	4,670	4,661
5% 10/1/36	7,560	7,523
5% 10/1/40	3,490	3,379
Series 2019:
5% 9/1/30	1,250	1,370
5% 9/1/31	2,500	2,733
5% 9/1/33	1,370	1,494
Pennsylvania Econ. Dev. Fing. Auth. Series 2023 A1, 5% 5/15/31	17,825	20,336
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Presbyterian Sr. Living Proj.) Series 2023 B2:
5% 7/1/38	1,045	1,085
5% 7/1/42	3,000	3,054
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 B2, 4.2%, tender 1/16/24 (b)(c)	15,500	15,497
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.58%, tender 8/1/24 (b)(c)	3,200	3,135
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 4.27%, tender 1/4/24 (b)(c)(e)	9,105	9,064
Series 2011, 2.15%, tender 7/1/24 (b)(c)	12,165	12,044
Pennsylvania Gen. Oblig.:
Series 2013, 5% 10/15/27	9,710	9,749
Series 2016:
4% 2/1/32	6,490	6,633
5% 9/15/29	27,190	28,768
Series 2017, 5% 1/1/27	8,765	9,396
Series 2018:
3.2% 3/1/29	16,970	17,186
3.35% 3/1/30	25,255	25,616
Series 2022, 5% 10/1/36	8,595	10,029
Pennsylvania Higher Ed. Assistance Agcy. Rev. Series 2022 A:
5% 6/1/29 (c)	3,800	4,084
5% 6/1/30 (c)	8,600	9,346
5% 6/1/31 (c)	4,900	5,369
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Penn Health Systems Proj.):
Series 2017 A:
5% 8/15/28	1,215	1,306
5% 8/15/30	2,090	2,242
Series 2017, 5% 8/15/27	1,165	1,261
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/28	5,265	5,586
5% 12/1/28 (Pre-Refunded to 12/1/26 @ 100)	835	892
5% 12/1/33	3,405	3,581
5% 12/1/33 (Pre-Refunded to 12/1/26 @ 100)	895	956
Pennsylvania State Univ. Series 2023:
5% 9/1/38	750	879
5% 9/1/39	750	873
5% 9/1/40	1,500	1,737
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2:
5% 12/1/28	1,215	1,299
5% 12/1/33	1,215	1,338
Series 2017 A1:
5% 12/1/29	1,455	1,587
5% 12/1/34	970	1,051
Series 2021 B:
5% 12/1/33	2,095	2,435
5% 12/1/34	1,750	2,032
5% 12/1/35	1,750	2,008
Series 2021 C:
4% 12/1/38	1,040	1,083
5% 12/1/37	1,300	1,483
Series 2023:
5% 12/1/32	3,205	3,797
5% 12/1/33	12,980	15,270
5% 12/1/34	5,325	6,263
5% 12/1/35	1,425	1,671
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/24 (c)	1,590	1,600
Series 2017 B:
5% 7/1/26 (c)	2,950	3,070
5% 7/1/29 (c)	1,200	1,267
5% 7/1/30 (c)	1,720	1,816
5% 7/1/31 (c)	2,430	2,564
5% 7/1/35 (c)	800	838
5% 7/1/47 (c)	3,065	3,130
Series 2020 A:
4% 7/1/35	2,000	2,101
4% 7/1/36	3,500	3,631
Series 2021, 5% 7/1/36 (c)	2,750	3,037
Philadelphia Gas Works Rev. Series 15:
5% 8/1/24	730	737
5% 8/1/25	775	799
Philadelphia Gen. Oblig.:
Series 2015 B:
5% 8/1/27	2,915	2,996
5% 8/1/29	10,165	10,408
5% 8/1/30	10,705	10,939
5% 8/1/31	11,280	11,506
Series 2019 A:
5% 8/1/24	3,425	3,458
5% 8/1/26	3,225	3,409
Series 2019 B:
5% 2/1/24	100	100
5% 2/1/25	1,135	1,156
5% 2/1/26	1,180	1,233
5% 2/1/27	1,500	1,605
5% 2/1/28	2,250	2,459
5% 2/1/29	2,425	2,701
Philadelphia School District:
Series 2019 A, 5% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	3,675	4,052
Series 2019 B, 5% 9/1/29	3,070	3,419
Series 2019 C, 5% 9/1/33	11,245	12,497
Philadelphia Wtr. & Wastewtr. Rev. Series 2022 C:
5% 6/1/35	1,110	1,302
5% 6/1/36	1,300	1,502
5% 6/1/37	2,000	2,285
5% 6/1/38	1,500	1,686
5% 6/1/39	1,850	2,055
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/38 (Assured Guaranty Muni. Corp. Insured)	570	627
Series 2019 B:
5% 9/1/31 (Assured Guaranty Muni. Corp. Insured)	1,855	2,181
5% 9/1/33 (Assured Guaranty Muni. Corp. Insured)	1,250	1,518
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
5% 6/1/38	2,890	3,104
5% 6/1/39	4,690	5,015
Southeastern Pennsylvania Trans. Auth. Rev. Series 2022:
5% 6/1/33	1,000	1,188
5% 6/1/34	1,000	1,185
5% 6/1/35	1,750	2,068
5% 6/1/36	2,500	2,934
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2015 A, 5% 6/1/26	1,345	1,378
TOTAL PENNSYLVANIA		497,867
Puerto Rico - 0.7%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2020 A, 5% 7/1/35 (d)	1,500	1,514
Series 2021 B, 5% 7/1/37 (d)	7,175	7,206
Series 2022 A, 5% 7/1/37 (d)	3,620	3,637
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2021 A1:
0% 7/1/24	2,040	2,000
4% 7/1/33	27,122	26,555
4% 7/1/35	9,725	9,403
5.625% 7/1/29	4,097	4,444
Series 2022 A1, 5.375% 7/1/25	4,735	4,840
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1, 4.55% 7/1/40	1,450	1,457
Series 2019 A2, 4.329% 7/1/40	20,840	20,688
TOTAL PUERTO RICO		81,744
Rhode Island - 0.6%
Rhode Island & Providence Plantations Series 2019 A, 4% 5/1/35	2,160	2,271
Rhode Island Gen. Oblig. Series 2022 A, 5% 8/1/35	10,110	12,044
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	10,630	10,636
5% 9/1/36	320	314
Series 2016, 5% 5/15/39	5,475	5,535
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	7,985	8,185
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2023:
5% 11/1/33	315	373
5% 11/1/34	375	442
5% 11/1/35	350	410
5% 11/1/37	400	459
5% 11/1/38	350	399
5% 11/1/39	395	447
5% 11/1/40	600	676
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	1,155	1,155
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2022 A:
5% 12/1/26 (c)	2,100	2,199
5% 12/1/27 (c)	1,500	1,599
5% 12/1/28 (c)	1,750	1,892
5% 12/1/29 (c)	1,875	2,055
5% 12/1/30 (c)	1,125	1,236
5% 12/1/31 (c)	1,575	1,750
Series 2023 A, 5% 12/1/32 (c)	5,100	5,665
Series A:
3.5% 12/1/34 (c)	1,440	1,365
4% 12/1/26 (c)	520	522
5% 12/1/29 (c)	1,650	1,808
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/24	5,085	5,113
5% 6/1/27	1,770	1,806
5% 6/1/28	2,330	2,378
TOTAL RHODE ISLAND		72,734
South Carolina - 1.0%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/24	970	973
5% 3/1/25	970	994
Patriots Energy Group Fing. Agcy. Bonds:
Series 2018 A, 4%, tender 2/1/24 (b)	23,815	23,827
Series 2023 B1, 5.25%, tender 3/1/31 (b)	21,845	23,789
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	3,885	3,988
5% 12/1/29	3,155	3,233
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	2,230	2,233
Series 2020 A, 4% 7/1/50	2,265	2,266
Series 2023 B, 6% 1/1/54	3,900	4,340
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/24	970	971
5% 2/1/26	1,650	1,715
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,700	1,731
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (c)	1,000	1,025
Series 2018:
5% 7/1/28 (c)	2,235	2,400
5% 7/1/30 (c)	4,790	5,132
5% 7/1/33 (c)	2,150	2,294
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C:
5% 12/1/25	3,885	3,931
5% 12/1/26	3,885	3,917
5% 12/1/27	3,010	3,035
Series 2016 B:
5% 12/1/35	6,250	6,460
5% 12/1/36	9,330	9,601
Series 2022 E, 5.25% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	1,200	1,402
Series A:
4% 12/1/33	900	932
4% 12/1/34	4,000	4,133
4% 12/1/35	500	514
4% 12/1/37	2,000	2,038
5% 12/1/31	2,800	3,138
TOTAL SOUTH CAROLINA		120,012
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2014 B:
5% 11/1/24	1,200	1,217
5% 11/1/25	1,175	1,190
5% 11/1/26	195	198
Series 2017:
5% 7/1/24	435	439
5% 7/1/27	365	391
5% 7/1/33	1,700	1,817
5% 7/1/35	1,360	1,449
South Dakota Hsg. Dev. Auth.:
Series 2023 G, 6.25% 5/1/55	2,550	2,825
Series A, 3% 11/1/51	3,020	2,941
TOTAL SOUTH DAKOTA		12,467
Tennessee - 0.5%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A1, 4% 8/1/37	3,040	3,083
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/29	970	1,042
5% 7/1/30	1,165	1,250
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2016, 5% 9/1/24	995	1,003
Series 2017:
5% 4/1/24	970	973
5% 4/1/25	1,315	1,335
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2020 B, 5% 7/1/25 (c)	1,000	1,022
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B, 5% 7/1/44 (c)	1,190	1,247
Nashville and Davidson County Metropolitan Govt. Gen. Oblig.:
Series 2015 C, 5% 7/1/31 (Pre-Refunded to 7/1/25 @ 100)	3,370	3,480
Series 2018, 4% 7/1/34	6,000	6,258
Series 2021 C, 3% 1/1/35	1,100	1,076
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	18,440	18,600
Tennessee Energy Acquisition Corp. Bonds Series 2018, 4%, tender 11/1/25 (b)	10,670	10,711
Tennessee Hsg. Dev. Agcy. Residential:
Series 2019 3:
2.6% 7/1/39	1,040	859
2.8% 7/1/44	1,265	1,006
Series 2019 4, 2.9% 7/1/39	750	652
Series 2022 1, 3.75% 7/1/52	6,065	6,018
Williamson County Tenn Series 2017, 3.05% 4/1/34	1,680	1,664
TOTAL TENNESSEE		61,279
Texas - 12.4%
Argyle Independent School District Series 2022, 5% 8/15/34	1,005	1,191
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/29 (c)	2,690	2,707
5% 11/15/34 (c)	1,750	1,759
Series 2019 B:
5% 11/15/27 (c)	1,500	1,601
5% 11/15/28 (c)	2,250	2,438
5% 11/15/29 (c)	1,500	1,645
Austin Gen. Oblig. Series 2022:
5% 9/1/34	1,600	1,921
5% 9/1/35	2,500	2,985
5% 9/1/36	3,035	3,596
Austin Independent School District:
Series 2021:
4% 8/1/32	8,300	9,009
4% 8/1/33	9,255	10,018
4% 8/1/34	10,590	11,451
4% 8/1/35	7,215	7,754
Series 2023:
5% 8/1/35	2,000	2,397
5% 8/1/36	2,000	2,378
5% 8/1/39	1,795	2,078
Austin Wtr. & Wastewtr. Sys. Rev. Series 2022:
5% 11/15/31	1,000	1,175
5% 11/15/33	650	774
5% 11/15/35	1,000	1,177
5% 11/15/36	1,000	1,169
Birdville Independent School District:
Series 2020, 2.375% 2/15/35	1,575	1,426
Series 2021, 5% 2/15/26	2,225	2,329
Board of Regents of The Texas A&M Univ. Sys. Permanent Univ. Fund Series 2023:
5% 7/1/37	8,235	9,529
5% 7/1/38	8,030	9,197
Boerne Independent School District Bonds Series 2023, 3.125%, tender 2/1/27 (b)	5,625	5,639
Brazos County Gen. Oblig. Series 2020, 2.125% 9/1/39	1,515	1,108
Brazosport Independent School District Series 2019, 2.125% 2/15/33	3,495	3,133
Cedar Park Series 2022, 5% 2/15/36	1,245	1,425
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	1,165	1,201
5% 1/1/34 (Pre-Refunded to 7/1/25 @ 100)	1,940	2,001
5% 1/1/40 (Pre-Refunded to 7/1/25 @ 100)	5,340	5,507
Series 2020 E:
4% 1/1/34	950	1,001
4% 1/1/36	750	783
5% 1/1/30	850	953
5% 1/1/32	800	895
5% 1/1/35	915	1,020
Series 2020 G:
4% 1/1/34	1,000	1,036
4% 1/1/35	1,000	1,034
4% 1/1/36	1,000	1,028
5% 1/1/28	500	537
5% 1/1/29	750	828
5% 1/1/30	670	742
5% 1/1/31	725	802
5% 1/1/32	870	959
Series 2021 B, 5% 1/1/35	1,000	1,132
City of Denton Series 2020:
2% 2/15/35	1,430	1,205
2% 2/15/36	1,465	1,205
2% 2/15/36	2,670	2,197
2% 2/15/37	510	412
2% 2/15/37	1,495	1,194
2% 2/15/38	1,255	969
2% 2/15/38	1,525	1,178
2% 2/15/39	1,560	1,168
2% 2/15/40	1,585	1,153
Clear Creek Independent School District Bonds Series 2013 B, 3.6%, tender 8/15/25 (b)	6,655	6,716
Cypress-Fairbanks Independent School District:
Series 2016:
5% 2/15/24	24,410	24,466
5% 2/15/25	20,810	21,311
5% 2/15/27	3,475	3,651
Series 2019 A, 3% 2/15/33	5,000	4,976
Series 2020, 4% 2/15/33	1,425	1,515
Dallas Area Rapid Transit Sales Tax Rev.:
Series 2007, 5.25% 12/1/29	7,135	8,261
Series 2020 A:
5% 12/1/25	750	783
5% 12/1/26	1,000	1,072
Dallas County Util. and Reclamation District Series 2013, 5% 2/15/24	6,130	6,143
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 A:
5% 11/1/30	3,090	3,580
5% 11/1/31	1,300	1,505
5% 11/1/32	2,000	2,314
5% 11/1/33	2,000	2,312
Series 2020 B, 4% 11/1/35	7,865	8,313
Dallas Gen. Oblig. Series 2019 B:
5% 2/15/30	4,080	4,590
5% 2/15/32	7,095	7,955
5% 2/15/33	7,585	8,497
Dallas Independent School District:
Series 2019:
5% 2/15/28	1,750	1,923
5% 2/15/29	2,355	2,598
5% 2/15/30	5,095	5,620
Series 2021, 4% 2/15/26	2,455	2,524
Dallas Wtrwks. & Swr. Sys. Rev. Series 2021 C, 3% 10/1/36	2,080	1,996
Del Valle Independent School District Series 2021, 2% 6/15/36	3,740	3,035
Denton Independent School District:
Bonds Series 2014 B:
2%, tender 8/1/24 (b)	7,120	7,069
2%, tender 8/1/24 (b)	1,395	1,387
2%, tender 8/1/24 (b)	670	666
Series 2016, 0% 8/15/25	2,770	2,645
Eagle Mountain & Saginaw Independent School District Series 2022:
5% 8/15/33	1,190	1,404
5% 8/15/34	1,010	1,190
5% 8/15/35	1,300	1,524
5% 8/15/36	1,895	2,203
El Paso Gen. Oblig. Series 2019 A:
5% 8/15/30	5,100	5,612
5% 8/15/31	3,610	3,970
5% 8/15/32	3,620	3,974
5% 8/15/33	5,890	6,454
5% 8/15/34	2,945	3,220
El Paso Wtr. & Swr. Rev. Series 2022:
5% 3/1/35	7,140	8,176
5% 3/1/36	5,835	6,645
Elgin Independent School District Series 2022, 5% 8/1/30	1,485	1,720
Fort Bend Independent School District Bonds Series 2021 B, 0.72%, tender 8/1/26 (b)	8,400	7,922
Fort Worth Gen. Oblig.:
Series 2016, 5% 3/1/27	5,755	6,024
Series 2020, 5% 3/1/29	4,200	4,725
Series 2021:
2% 3/1/36	6,480	5,325
2% 3/1/37	6,480	5,307
Fort Worth Independent School District:
Series 2016, 5% 2/15/26	3,530	3,703
Series 2023:
5% 2/15/36	440	521
5% 2/15/37	900	1,057
5% 2/15/38	1,125	1,305
5% 2/15/39	1,700	1,962
Fort Worth Wtr. & Swr. Rev. Series 2022, 5% 2/15/34	2,135	2,483
Frisco Texas Series 2022, 2% 2/15/37	4,640	3,849
Galveston Wharves &Term. Series 2023, 5% 8/1/35 (c)	1,185	1,298
Garland Series 2021, 2% 2/15/39	1,660	1,226
Georgetown Util. Sys. Rev. Series 2022:
5% 8/15/31 (Assured Guaranty Muni. Corp. Insured)	1,375	1,580
5% 8/15/33 (Assured Guaranty Muni. Corp. Insured)	1,500	1,726
5% 8/15/35 (Assured Guaranty Muni. Corp. Insured)	1,700	1,943
5% 8/15/36 (Assured Guaranty Muni. Corp. Insured)	1,585	1,801
Grand Parkway Trans. Corp.:
Bonds Series 2023, 5%, tender 4/1/28 (b)	42,630	45,951
Series 2018 A:
5% 10/1/31	4,965	5,444
5% 10/1/32	4,210	4,608
5% 10/1/33	6,420	7,014
5% 10/1/34	4,855	5,298
Grand Prairie Series 2023:
4% 2/15/38	1,755	1,825
4% 2/15/39	1,465	1,515
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/24 (b)	5,205	5,282
Series 2020 A, 0.9%, tender 5/15/25 (b)	5,000	4,798
Series 2019 A:
4% 10/1/35	1,750	1,797
4% 10/1/36	3,000	3,054
Harris County Flood Cont. District Series 2021 A:
4% 10/1/32	5,130	5,522
4% 10/1/33	6,045	6,483
4% 10/1/34	4,995	5,332
4% 10/1/35	3,400	3,601
4% 10/1/36	3,920	4,117
Harris County Gen. Oblig. Series 2022 A:
5% 8/15/31	4,640	5,477
5% 8/15/32	2,500	2,995
Hays Consolidated Independent School District Series 2022:
4% 2/15/37	1,000	1,062
5% 2/15/34	1,000	1,165
5% 2/15/35	1,650	1,914
5% 2/15/36	2,250	2,593
Houston Arpt. Sys. Rev.:
Series 2018 A:
5% 7/1/26 (c)	1,635	1,701
5% 7/1/27 (c)	2,180	2,307
5% 7/1/28 (c)	970	1,044
Series 2018 B:
5% 7/1/28	3,110	3,442
5% 7/1/29	12,140	13,422
5% 7/1/30	6,385	7,028
Series 2020 A:
4% 7/1/35 (c)	1,500	1,538
4% 7/1/39 (c)	1,895	1,907
Series 2021 A:
4% 7/1/35 (c)	1,100	1,132
4% 7/1/36 (c)	2,180	2,228
4% 7/1/37 (c)	1,200	1,217
4% 7/1/38 (c)	1,750	1,775
4% 7/1/39 (c)	4,500	4,533
Series 2023 A:
5% 7/1/36 (Assured Guaranty Muni. Corp. Insured) (c)	3,850	4,352
5% 7/1/37 (Assured Guaranty Muni. Corp. Insured) (c)	2,000	2,247
5.25% 7/1/39 (Assured Guaranty Muni. Corp. Insured) (c)	2,700	3,051
5.25% 7/1/40 (Assured Guaranty Muni. Corp. Insured) (c)	5,000	5,621
Series 2023, 5% 7/1/38 (Assured Guaranty Muni. Corp. Insured) (c)	2,000	2,220
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019:
5% 9/1/29	1,000	1,093
5% 9/1/30	1,250	1,365
5% 9/1/31	1,650	1,800
5% 9/1/33	1,535	1,673
5% 9/1/34	1,250	1,361
5% 9/1/35	1,700	1,845
Houston Gen. Oblig. Series 2017 A:
5% 3/1/24	9,710	9,739
5% 3/1/25	4,080	4,176
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,525	2,541
Series 2016 B, 5% 11/15/33	2,330	2,448
Series 2020 C:
4% 11/15/35	1,500	1,591
5% 11/15/30	2,145	2,482
5% 11/15/31	2,500	2,889
5% 11/15/32	2,000	2,310
Series 2021 A:
4% 11/15/35	700	748
4% 11/15/36	700	744
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/24	485	492
5% 10/15/26	680	707
5% 10/15/27	485	505
5% 10/15/29	630	656
5% 10/15/31	990	1,025
5% 10/15/35	1,425	1,470
5% 10/15/36	3,115	3,203
5% 10/15/39	1,215	1,237
5% 10/15/44	1,440	1,459
Lamar Consolidated Independent School District Series 2023:
5% 2/15/37	2,000	2,327
5% 2/15/38	1,750	2,002
5% 2/15/39	5,000	5,688
5% 2/15/40	2,765	3,128
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/30 (c)	1,360	1,382
5% 11/1/31 (c)	5,730	5,822
5% 11/1/35 (c)	1,700	1,723
Series 2017:
5% 11/1/26 (c)	1,000	1,047
5% 11/1/33 (c)	1,250	1,290
5% 11/1/34 (c)	2,925	3,016
5% 11/1/35 (c)	4,065	4,182
5% 11/1/36 (c)	5,170	5,304
Series 2021:
4% 11/1/34 (Assured Guaranty Muni. Corp. Insured) (c)	6,245	6,465
4% 11/1/38 (Assured Guaranty Muni. Corp. Insured) (c)	1,500	1,518
5% 11/1/33 (Assured Guaranty Muni. Corp. Insured) (c)	16,660	18,720
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/32	4,565	5,001
5% 5/15/34	2,430	2,653
5% 5/15/36	2,430	2,640
Series 2019:
5% 5/15/32	1,500	1,674
5% 5/15/33	2,250	2,507
5% 5/15/34	2,250	2,500
5% 5/15/35	5,575	6,176
5% 5/15/36	1,075	1,188
Series 2021, 5% 5/15/25	3,620	3,725
Series 2022 A:
5% 5/15/32	395	464
5.25% 5/15/35	1,500	1,766
Series 2015 B:
5% 5/15/25	6,615	6,806
5% 5/15/27	2,915	2,981
5% 5/15/28	2,845	2,909
5% 5/15/29	8,255	8,440
Series 2015 D, 5% 5/15/26	1,360	1,390
Series 2020, 5% 5/15/26	3,350	3,531
Lubbock County Tex Series 2023 A:
4% 2/15/39	3,250	3,311
5% 2/15/35	1,905	2,224
5% 2/15/37	2,950	3,393
5% 2/15/38	3,105	3,518
Magnolia Independent School District Series 2023:
5% 8/15/38	1,135	1,304
5% 8/15/39	3,700	4,212
Mansfield Tex Series 2020, 2.5% 2/15/39	1,425	1,129
McKinney Independent School District Series 2022, 5% 2/15/35	1,295	1,488
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (b)	4,160	4,130
Midway Independent School District Series 2020, 4% 8/15/32	1,500	1,586
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2018, 0.000% x SIFMA Municipal Swap Index 4.245%, tender 1/4/24 (b)(c)(e)	1,145	1,139
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/24	1,960	1,982
5% 8/15/25	2,430	2,509
5% 8/15/26	1,505	1,589
5% 8/15/27	1,565	1,688
5% 8/15/30	2,330	2,516
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,135	2,222
5% 4/1/28	1,395	1,454
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (b)	4,310	4,265
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/24	1,770	1,771
North Texas Muni. Wtr. District Upper East Fork Wastewtr. Interceptor Sys. Series 2021, 2% 6/1/39	2,195	1,606
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A, 5% 1/1/33	1,280	1,361
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	470	488
5% 1/1/31	660	684
5% 1/1/32	2,915	3,108
Series 2014, 5% 1/1/24	420	420
Series 2015 B:
5% 1/1/29	9,710	9,914
5% 1/1/30	4,855	4,955
Series 2019 A, 4% 1/1/36	1,725	1,794
Series 2019 B, 5% 1/1/25	3,390	3,461
Series 2020 A, 4% 1/1/37	3,395	3,505
Series 2021 B, 4% 1/1/39	8,025	8,221
Northside Independent School District Bonds Series 2019, 1.6%, tender 8/1/24 (b)	19,500	19,316
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (b)	16,765	16,586
Pearland Gen. Oblig. Series 2020, 5% 3/1/24	1,975	1,981
Pecos Barstow Toyah Independent School District Series 2023:
5% 2/15/31	2,200	2,394
5% 2/15/32	2,750	2,992
5% 2/15/33	2,200	2,393
Plano Gen. Oblig. Series 2018, 3.37% 9/1/37	3,485	3,475
Plano Independent School District Series 2023:
5% 2/15/34	650	782
5% 2/15/35	2,000	2,391
5% 2/15/36	2,800	3,316
5% 2/15/37	3,125	3,664
5% 2/15/38	3,300	3,806
Prosper Independent School District Series 2021 A:
3% 2/15/36	4,780	4,669
3% 2/15/37	1,370	1,308
Rockwall Independent School District Series 2015, 0% 2/15/25	1,615	1,559
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/27 (c)	2,380	2,513
5% 7/1/28 (c)	1,085	1,168
5% 7/1/29 (c)	1,270	1,388
5% 7/1/29 (c)	3,200	3,486
5% 7/1/30 (c)	1,235	1,342
5% 7/1/30 (c)	1,510	1,641
5% 7/1/31 (c)	2,310	2,509
5% 7/1/31 (c)	1,250	1,358
5% 7/1/32 (c)	950	1,031
5% 7/1/32 (c)	1,195	1,297
San Antonio Elec. & Gas Sys. Rev.:
Series 2012, 5.25% 2/1/25	3,110	3,188
Series 2017:
5% 2/1/29	1,455	1,572
5% 2/1/30	970	1,046
5% 2/1/31	1,455	1,566
5% 2/1/33	1,165	1,249
Series 2019, 5% 2/1/36	5,980	6,709
San Antonio Gen. Oblig. Series 2021, 4% 8/1/33	3,145	3,358
San Antonio Wtr. Sys. Rev.:
Series 2019 C, 5% 5/15/34	1,550	1,754
Series 2022 A:
5% 5/15/40	2,730	3,091
5% 5/15/41	2,485	2,802
Series 2022 B:
5% 5/15/32	730	869
5% 5/15/33	675	800
5% 5/15/35	1,460	1,717
5% 5/15/36	1,590	1,851
Spring Branch Independent School District Series 2019, 3% 2/1/32	5,315	5,330
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 F, 5%, tender 11/15/30 (b)	8,030	9,013
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Barton Creek Sr. Living Ctr., Inc. Querencia Proj.) Series 2015, 5% 11/15/30	6,130	6,070
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A:
5% 2/15/25	5,585	5,704
5% 2/15/34	2,040	2,145
Series 2018 B, 5% 7/1/43	3,100	3,258
Tarrant County Tex Hosp. District Series 2023:
5% 8/15/33	1,105	1,299
5.25% 8/15/35	1,635	1,941
5.25% 8/15/36	1,000	1,179
5.25% 8/15/37	1,000	1,169
5.25% 8/15/38	1,220	1,410
5.25% 8/15/39	1,750	2,008
Texas A&M Univ. Rev.:
Series 2021 A, 4% 5/15/34	1,000	1,081
Series 2022:
5% 5/15/32	1,000	1,197
5% 5/15/33	1,000	1,186
5% 5/15/34	1,250	1,479
5% 5/15/35	1,000	1,179
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	6,221	5,594
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2023 B, 6% 1/1/54	16,235	18,072
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	4,545	4,550
Texas Gen. Oblig.:
Series 2013 B, 5% 8/1/25 (c)	11,725	11,740
Series 2014, 5% 8/1/26 (c)	5,020	5,063
Series 2016, 5.5% 8/1/26 (c)	3,750	3,973
Series 2017, 3% 8/1/34 (c)	2,755	2,683
Series 2020 A, 4% 8/1/32 (c)	1,700	1,788
Series 2020 B:
4% 8/1/28 (c)	4,340	4,522
4% 8/1/29 (c)	5,605	5,887
4% 8/1/30 (c)	5,885	6,227
4% 8/1/31 (c)	6,180	6,581
Series 2021 A:
5% 8/1/30 (c)	5,720	6,394
5% 8/1/31 (c)	6,175	6,991
5% 8/1/32 (c)	6,480	7,326
5% 8/1/33 (c)	4,805	5,425
Series 2021 B, 5% 8/1/32 (c)	4,915	5,631
Texas Muni. Gas Acquisition & Su Bonds Series 2023 B, 5.5%, tender 1/1/34 (b)	4,835	5,373
Texas Muni. Pwr. Agcy. Rev. Series 2021, 3% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	1,125	1,084
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/33	2,750	2,842
4% 12/31/33	1,710	1,767
4% 6/30/34	4,000	4,123
4% 12/31/34	4,000	4,119
4% 6/30/35	4,000	4,103
4% 6/30/36	1,290	1,317
4% 12/31/36	2,965	3,028
Series 2023:
5% 6/30/34 (c)	2,110	2,258
5% 12/31/34 (c)	2,655	2,834
5.125% 6/30/35 (c)	2,185	2,343
5.125% 12/31/35 (c)	2,095	2,242
5.25% 6/30/36 (c)	2,310	2,477
5.25% 12/31/36 (c)	1,965	2,105
5.375% 6/30/37 (c)	1,275	1,368
Texas Pub. Fin. Auth. Lease Rev. Series 2019:
5% 2/1/24	1,130	1,132
5% 2/1/26	2,600	2,725
5% 2/1/27	2,500	2,685
5% 2/1/28	1,315	1,445
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/29	4,530	4,877
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	44,145	41,046
Texas Wtr. Dev. Board Rev.:
Series 2017 A:
5% 4/15/25	6,055	6,229
5% 4/15/26	4,195	4,423
5% 4/15/29	6,310	6,885
5% 4/15/30	16,995	18,527
Series 2018 A, 4% 10/15/32	7,000	7,311
Series 2018 B:
4% 10/15/36	9,840	10,185
5% 4/15/29	2,750	3,062
5% 10/15/29	2,250	2,505
5% 10/15/30	3,240	3,601
5% 4/15/31	5,000	5,555
Series 2019 A, 5% 4/15/32	3,805	4,322
Series 2019:
5% 8/1/30	8,650	9,817
5% 8/1/31	4,500	5,096
5% 8/1/32	3,000	3,394
5% 8/1/33	3,450	3,900
5% 8/1/34	4,500	5,079
5% 8/1/35	5,500	6,191
Series 2020, 5% 8/1/30	3,210	3,717
Series 2021, 4% 8/1/35	6,945	7,488
Series 2022:
5% 4/15/32	1,000	1,190
5% 10/15/32	1,350	1,621
5% 4/15/33	850	1,019
5% 10/15/33	1,300	1,558
Travis County Gen. Oblig.:
Series 2016 A, 5% 3/1/24	2,905	2,914
Series 2019 A:
5% 3/1/34	5,645	6,290
5% 3/1/35	17,080	18,976
5% 3/1/36	5,000	5,534
Travis County Hsg. Fin. Corp. Bonds Series 2023, 3.75%, tender 8/1/25 (b)	2,230	2,238
Univ. of Houston Univ. Revs.:
Series 2017 A, 5% 2/15/30	6,325	6,611
Series 2021 A, 2% 2/15/33	4,105	3,650
Univ. of North Texas Univ. Rev. Series 2022 A:
5% 4/15/32	540	637
5% 4/15/33	520	610
5% 4/15/34	720	844
5% 4/15/35	755	882
5% 4/15/36	720	835
5% 4/15/37	950	1,093
5% 4/15/38	1,095	1,249
5% 4/15/39	1,190	1,348
Univ. of Texas Board of Regents Sys. Rev. Series 2019 A, 5% 8/15/29	3,060	3,487
Univ. of Texas Permanent Univ. Fund Rev.:
Series 2016 B, 5% 7/1/29	1,740	1,831
Series 2023 A:
5% 7/1/32	13,135	15,784
5% 7/1/33	9,375	11,454
Waco Gen. Oblig.:
Series 2020:
2% 2/1/33	3,330	2,912
2.125% 2/1/35	2,240	1,933
2.375% 2/1/38	1,675	1,419
2.375% 2/1/39	3,800	3,154
Series 2023 A, 4% 2/1/39	3,990	4,153
Wichita Falls Independent School District Series 2021, 4% 2/1/24	1,000	1,001
Willis Independent School District Series 2021, 2% 2/15/36	1,700	1,414
TOTAL TEXAS		1,423,757
Utah - 0.3%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2022 A, 4% 7/1/36	4,890	5,242
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/26 (c)	1,120	1,166
5% 7/1/28 (c)	3,885	4,106
5% 7/1/32 (c)	1,215	1,281
Series 2018 A:
5% 7/1/29 (c)	1,500	1,616
5% 7/1/30 (c)	1,345	1,443
Series 2021 A, 4% 7/1/38 (c)	5,000	5,026
Series 2023 A:
5.25% 7/1/36 (c)	1,500	1,731
5.25% 7/1/39 (c)	1,500	1,680
5.25% 7/1/40 (c)	2,125	2,365
Salt Lake Gen. Oblig. Series 2021:
3% 6/15/37	1,055	1,022
3% 6/15/38	1,085	1,021
3% 6/15/39	1,120	1,038
Weber School District Utah (Utah School District Bond Guaranty Prog.) Series 2019:
2.375% 6/15/35	1,825	1,642
2.375% 6/15/36	1,150	1,016
TOTAL UTAH		31,395
Vermont - 0.0%
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2017 A, 5% 6/15/27 (c)	1,590	1,677
Virginia - 1.9%
Arlington County IDA Hosp. Facilities:
Bonds Series 2023 A, 5%, tender 7/1/31 (b)	13,255	14,735
Series 2020:
5% 7/1/27	120	128
5% 7/1/28	1,175	1,280
5% 7/1/30	1,265	1,423
5% 7/1/32	1,005	1,124
Chesapeake Wtr. & Swr. Sys. Series 2021, 2% 7/1/37	1,395	1,124
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/31	1,500	1,748
5% 8/1/32	1,500	1,745
5% 8/1/33	1,500	1,742
Fairfax County Redev. & Hsg. Auth. Rev. Bonds (Dominion Square North Proj.) Series 2023, 5%, tender 1/1/28 (b)	4,440	4,696
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,260	1,268
5% 6/15/29	1,385	1,395
5% 6/15/33	1,475	1,484
Hampton Roads Trans. Accountability Commission:
Series 2018 A, 5.5% 7/1/57 (Pre-Refunded to 1/1/28 @ 100)	3,725	4,173
Series 2021 A, 5% 7/1/26 (Escrowed to Maturity)	28,000	29,464
Henrico County Series 2020 A, 2% 8/1/32	1,095	984
Manassas Series 2021:
1.75% 1/1/35	2,615	2,170
1.75% 1/1/36	2,640	2,139
2% 1/1/34	2,555	2,232
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (b)	1,455	1,602
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	615	617
5% 6/15/32	1,750	1,811
5% 6/15/34	2,235	2,304
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21st Century College and Equip. Progs.):
Series 2017 C, 5% 2/1/26	5,540	5,825
Series 2017 E, 5% 2/1/31	10,295	11,338
Series 2020 A:
5% 2/1/34	1,050	1,204
5% 2/1/35	2,500	2,865
Series 2021 A, 3% 2/1/39	2,670	2,438
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	8,875	9,793
Series 2017 C, 4% 2/1/34	6,890	7,136
Series 2019 A, 3% 2/1/36	3,445	3,361
Virginia College Bldg. Auth. Edl. Facilities Rev. Rfdg. (Pub. Higher Ed. Fing. Prog.) Series 2023 A, 4% 9/1/41	4,100	4,239
Virginia Commonwealth Trans. Board Rev.:
(Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/29	6,160	6,740
Series 2022, 4% 5/15/33	6,530	7,222
Virginia Small Bus. Fing. Auth.:
(95 Express Lanes LLC Proj.) Series 2022:
4% 1/1/39 (c)	1,850	1,808
4% 7/1/39 (c)	2,750	2,685
4% 1/1/40 (c)	3,200	3,105
5% 7/1/33 (c)	5,765	6,323
5% 7/1/36 (c)	2,875	3,110
5% 1/1/37 (c)	6,265	6,752
(Elizabeth River Crossings OpCo, LLC Proj.) Series 2022:
4% 7/1/33 (c)	1,590	1,620
4% 7/1/35 (c)	2,540	2,571
4% 1/1/36 (c)	3,000	3,032
4% 1/1/37 (c)	4,500	4,512
4% 1/1/38 (c)	4,750	4,690
4% 1/1/39 (c)	4,000	3,930
4% 1/1/40 (c)	3,500	3,424
Series 2020 A:
5% 1/1/28	1,100	1,153
5% 1/1/29	1,400	1,484
5% 1/1/30	1,600	1,710
Virginia St Pub. School Auth. Spl. O Series 2023:
5% 8/1/36	1,000	1,206
5% 8/1/37	5,090	6,076
5% 8/1/38	2,370	2,796
5% 8/1/39	2,510	2,942
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	1,940	2,005
5% 1/1/33	2,515	2,599
TOTAL VIRGINIA		213,082
Washington - 2.5%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,990	1,965
Energy Northwest Elec. Rev. Series 2022 A, 5% 7/1/33	5,750	6,904
King County Gen. Oblig. Series 2021 A:
2% 1/1/36	1,100	926
2% 1/1/37	965	790
King County Highline School District # 401 Series 2023:
5% 12/1/38	1,750	2,042
5% 12/1/39	2,750	3,189
5% 12/1/40	3,200	3,685
King County Wash Hsg. Auth. Afford (Kirkland Heights Proj.):
Series 2023 A1, 5% 1/1/28	3,120	3,230
Series 2023 A2, 5% 1/1/28	1,555	1,641
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (c)	1,075	1,076
Series 2016 B:
5% 10/1/26 (c)	3,625	3,762
5% 10/1/29 (c)	4,615	4,769
Series 2016:
5% 2/1/27	1,205	1,257
5% 2/1/29	2,430	2,533
Series 2018 A:
5% 5/1/29 (c)	1,515	1,593
5% 5/1/37 (c)	2,290	2,375
Series 2019, 5% 4/1/28 (c)	2,250	2,411
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	4,345	4,069
Seattle Muni. Lt. & Pwr. Rev. Series 2021 A, 4% 7/1/35	8,490	9,132
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/29	1,050	1,121
5% 1/1/36	1,140	1,206
Tobacco Settlement Auth. Rev. Series 2018, 5% 6/1/24	3,430	3,432
Washington Convention Ctr. Pub. Facilities:
Series 2021 B, 3% 7/1/43	2,150	1,752
Series 2021, 4% 7/1/31	40,650	40,461
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/32	14,420	15,545
Series 2018 C, 5% 8/1/30	6,665	7,202
Series 2018 D:
5% 8/1/32	24,300	26,197
5% 8/1/33	30,735	33,123
Series 2019 B, 5% 6/1/34	3,300	3,638
Series 2020 C, 5% 2/1/37	9,530	10,750
Series 2021 A, 5% 6/1/38	2,250	2,523
Series 2021 B, 5% 6/1/37	1,390	1,573
Series 2022 A, 5% 8/1/36	7,250	8,560
Series 2022 C, 4% 7/1/35	9,630	10,479
Series 2022 D, 4% 7/1/35	4,120	4,483
Series 2023 A, 5% 8/1/35	1,435	1,707
Series 2023 B, 5% 2/1/39	1,275	1,475
Series R-2017 A:
5% 8/1/28	1,735	1,837
5% 8/1/30	1,735	1,833
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	240	243
5% 7/1/26	1,935	1,981
5% 7/1/29	3,100	3,233
5% 7/1/34	610	633
5% 7/1/42	5,305	5,404
(Providence Health Systems Proj.) Series 2018 B:
5% 10/1/27	2,430	2,587
5% 10/1/28	2,045	2,215
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,300	1,325
5% 8/15/26	1,175	1,211
5% 8/15/28	3,825	4,001
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/31	5,780	6,019
Series 2015, 5% 1/1/29 (Pre-Refunded to 7/1/25 @ 100)	1,260	1,298
Series 2017, 5% 8/15/32	1,520	1,580
Series 2019 A1:
5% 8/1/31	1,000	1,094
5% 8/1/35	1,500	1,629
Series 2019 A2, 5% 8/1/44	5,995	6,243
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/29	550	573
5% 10/1/31	2,635	2,738
5% 10/1/33	560	581
Series 2019, 4% 10/1/49	5,235	4,622
Series 2016 A, 5% 10/1/30	2,510	2,612
TOTAL WASHINGTON		288,068
West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/36	3,000	3,071
Wisconsin - 1.7%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A:
5% 1/1/31	1,050	1,135
5% 1/1/34	1,000	1,075
5% 1/1/38	1,050	1,103
Howard Suamico Scd Series 2021, 2% 3/1/37	4,410	3,570
Kohler Wis School District Series 2021:
2% 3/1/35	1,135	967
2% 3/1/36	1,160	965
2% 3/1/37	1,180	954
Madison Gen. Oblig. Series 2020 B:
2% 10/1/31	1,130	1,017
2% 10/1/33	1,130	988
Marathon County Wis Series 2021 B, 2.125% 2/1/41	1,600	1,136
Pub. Fin. Auth. Edl. Facilities Series 2022 A, 5.25% 3/1/42	5,655	5,916
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2020 A, 4% 6/1/45	14,900	13,899
Series 2019 A, 5% 10/1/44	3,600	3,760
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/30 (d)	1,135	1,110
5.25% 5/15/37 (d)	535	514
5.25% 5/15/42 (d)	420	390
5.25% 5/15/47 (d)	420	379
5.25% 5/15/52 (d)	790	697
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	1,420	1,238
5% 10/1/48 (d)	1,480	1,244
5% 10/1/53 (d)	3,010	2,469
Roseman Univ. of Health:
Series 2018 A, 5.35% 12/1/45	9,015	9,158
Series 2020:
5% 4/1/30 (d)	400	405
5% 4/1/30 (Escrowed to Maturity) (d)	100	110
Wisconsin Ctr. District Tax Rev.:
Series 2020 C:
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured)	1,050	870
0% 12/15/31 (Assured Guaranty Muni. Corp. Insured)	1,350	1,039
0% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	1,400	1,037
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	1,350	961
0% 12/15/34 (Assured Guaranty Muni. Corp. Insured)	1,250	854
Series 2020 D:
0% 12/15/28 (Assured Guaranty Muni. Corp. Insured)	255	219
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured)	390	323
0% 12/15/31 (Assured Guaranty Muni. Corp. Insured)	1,000	770
Wisconsin Gen. Oblig.:
Series 2021 2, 5% 5/1/25	5,270	5,429
Series 2021 A:
5% 5/1/32	7,920	8,761
5% 5/1/34	10,820	11,981
5% 5/1/35	11,365	12,582
Series 2022 4:
5% 5/1/34	3,000	3,592
5% 5/1/35	3,000	3,569
Series A, 5% 5/1/30	2,915	3,064
Wisconsin Health & Edl. Facilities:
Bonds Series 2018 C1, 5%, tender 7/29/26 (b)	2,515	2,628
Series 2014 A:
5% 11/15/24	8,510	8,609
5% 11/15/27	6,515	6,613
Series 2014:
5% 5/1/26	810	814
5% 5/1/28	1,750	1,759
5% 5/1/29	865	870
Series 2015, 5% 12/15/27	1,175	1,194
Series 2016, 4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,260	1,275
Series 2017 A:
4% 4/1/39	5,325	5,302
5% 9/1/34 (Pre-Refunded to 9/1/27 @ 100)	1,800	1,945
5% 9/1/36 (Pre-Refunded to 9/1/27 @ 100)	2,100	2,269
Series 2019 B1, 2.825% 11/1/28	1,850	1,660
Series 2019:
5% 12/15/31	1,000	1,096
5% 12/15/32	1,750	1,915
5% 12/15/34	1,720	1,869
Wisconsin Health & Edl. Facilities Auth. Rev.:
Series 2012:
5% 6/1/27	1,750	1,752
5% 6/1/32	995	996
5% 6/1/39	2,345	2,346
Series 2021, 3% 10/15/37	7,850	6,995
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	3,790	3,661
Series A, 3.5% 9/1/50	6,470	6,396
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	985	971
0.81%, tender 5/1/25 (b)	3,800	3,632
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/26 (Escrowed to Maturity)	8,580	9,053
5% 5/1/27 (Escrowed to Maturity)	12,590	13,630
TOTAL WISCONSIN		198,500
Wyoming - 0.0%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021, 4% 5/1/24	250	251
TOTAL MUNICIPAL BONDS (Cost $10,984,448)		10,880,359

Municipal Notes - 0.7%
	Principal Amount (a) (000s)	Value ($) (000s)
Georgia - 0.1%
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022, 4.3% 1/2/24, VRDN (b)(c)	7,100	7,100
Kentucky - 0.4%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 5.1% 1/2/24, VRDN (b)(c)	34,000	34,000
Series 2020 B1, 5.1% 1/2/24, VRDN (b)(c)	18,600	18,600
TOTAL KENTUCKY		52,600
North Carolina - 0.2%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 4.55% 1/5/24, VRDN (b)(c)	19,500	19,500
Vermont - 0.0%
Vermont Hsg. Fin. Agcy. Multi-family Participating VRDN Series Floater MIZ 91 46, 4.42% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	6,647	6,647
TOTAL MUNICIPAL NOTES (Cost $85,847)		85,847

Money Market Funds - 3.9%
	Shares	Value ($) (000s)
Fidelity Municipal Cash Central Fund 4.24% (i)(j) (Cost $454,138)	454,065,143	454,142

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $11,524,433)	11,420,348
NET OTHER ASSETS (LIABILITIES) - 1.0%	111,526
NET ASSETS - 100.0%	11,531,874

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $91,248,000 or 0.8% of net assets.

(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Provides evidence of ownership in one or more underlying municipal bonds.
(h)	Coupon rates are determined by re-marketing agents based on current market conditions.
(i)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	382,515	1,854,630	1,783,015	12,360	-	12	454,142	18.4%
Total	382,515	1,854,630	1,783,015	12,360	-	12	454,142

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	10,966,206	-	10,966,206	-

Money Market Funds	454,142	454,142	-	-
Total Investments in Securities:	11,420,348	454,142	10,966,206	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $11,070,295)	$10,966,206
Fidelity Central Funds (cost $454,138)	454,142

Total Investment in Securities (cost $11,524,433)		$11,420,348
Cash		110
Receivable for fund shares sold		13,789
Interest receivable		136,371
Distributions receivable from Fidelity Central Funds		1,185
Prepaid expenses		10
Other receivables		42
Total assets		11,571,855
Liabilities
Payable for investments purchased on a delayed delivery basis	$17,486
Payable for fund shares redeemed	10,761
Distributions payable	8,116
Accrued management fee	2,342
Distribution and service plan fees payable	34
Other affiliated payables	940
Other payables and accrued expenses	302
Total Liabilities		39,981
Net Assets		$11,531,874
Net Assets consist of:
Paid in capital		$11,672,727
Total accumulated earnings (loss)		(140,853)
Net Assets		$11,531,874

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($113,907 ÷ 11,171 shares)(a)		$10.20
Maximum offering price per share (100/96.00 of $10.20)		$10.63
Class M :
Net Asset Value and redemption price per share ($11,713 ÷ 1,149 shares)(a)		$10.19
Maximum offering price per share (100/96.00 of $10.19)		$10.61
Class C :
Net Asset Value and offering price per share ($9,789 ÷ 960 shares)(a)		$10.20
Intermediate Municipal Income :
Net Asset Value, offering price and redemption price per share ($4,695,105 ÷ 460,783 shares)		$10.19
Class I :
Net Asset Value, offering price and redemption price per share ($1,587,677 ÷ 155,574 shares)		$10.21
Class Z :
Net Asset Value, offering price and redemption price per share ($5,113,683 ÷ 500,908 shares)		$10.21
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended December 31, 2023
Investment Income
Interest		$303,620
Income from Fidelity Central Funds		12,360
Total Income		315,980
Expenses
Management fee	$26,641
Transfer agent fees	10,077
Distribution and service plan fees	418
Accounting fees and expenses	908
Custodian fees and expenses	96
Independent trustees' fees and expenses	39
Registration fees	369
Audit	63
Legal	12
Miscellaneous	117
Total expenses before reductions	38,740
Expense reductions	(9)
Total expenses after reductions		38,731
Net Investment income (loss)		277,249
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(23,082)
Total net realized gain (loss)		(23,082)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	337,653
Fidelity Central Funds	12
Total change in net unrealized appreciation (depreciation)		337,665
Net gain (loss)		314,583
Net increase (decrease) in net assets resulting from operations		$591,832
Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$277,249	$207,940
Net realized gain (loss)	(23,082)	(16,455)
Change in net unrealized appreciation (depreciation)	337,665	(850,798)
Net increase (decrease) in net assets resulting from operations	591,832	(659,313)
Distributions to shareholders	(275,015)	(208,771)

Share transactions - net increase (decrease)	558,009	929,890
Total increase (decrease) in net assets	874,826	61,806

Net Assets
Beginning of period	10,657,048	10,595,242
End of period	$11,531,874	$10,657,048

Financial Highlights
Fidelity Advisor® Intermediate Municipal Income Fund Class A

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.90	$10.79	$10.87	$10.64	$10.25
Income from Investment Operations
Net investment income (loss) A,B	.217	.173	.157	.191	.220
Net realized and unrealized gain (loss)	.298	(.890)	(.059)	.241	.411
Total from investment operations	.515	(.717)	.098	.432	.631
Distributions from net investment income	(.215)	(.172)	(.158)	(.191)	(.220)
Distributions from net realized gain	-	(.001)	(.020)	(.011)	(.021)
Total distributions	(.215)	(.173)	(.178)	(.202)	(.241)
Net asset value, end of period	$10.20	$9.90	$10.79	$10.87	$10.64
Total Return C,D	5.28%	(6.65)%	.91%	4.11%	6.20%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.68%	.67%	.64%	.66%	.67%
Expenses net of fee waivers, if any	.68%	.67%	.64%	.66%	.67%
Expenses net of all reductions	.68%	.67%	.64%	.66%	.67%
Net investment income (loss)	2.18%	1.71%	1.46%	1.79%	2.09%
Supplemental Data
Net assets, end of period (in millions)	$114	$112	$166	$121	$110
Portfolio turnover rate G	14%	20%	11%	18%	14%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Intermediate Municipal Income Fund Class M

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.90	$10.78	$10.87	$10.63	$10.24
Income from Investment Operations
Net investment income (loss) A,B	.221	.178	.162	.195	.223
Net realized and unrealized gain (loss)	.288	(.880)	(.070)	.251	.411
Total from investment operations	.509	(.702)	.092	.446	.634
Distributions from net investment income	(.219)	(.177)	(.162)	(.195)	(.223)
Distributions from net realized gain	-	(.001)	(.020)	(.011)	(.021)
Total distributions	(.219)	(.178)	(.182)	(.206)	(.244)
Net asset value, end of period	$10.19	$9.90	$10.78	$10.87	$10.63
Total Return C,D	5.21%	(6.51)%	.85%	4.24%	6.24%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.64%	.61%	.60%	.63%	.64%
Expenses net of fee waivers, if any	.64%	.61%	.60%	.63%	.64%
Expenses net of all reductions	.64%	.61%	.60%	.63%	.64%
Net investment income (loss)	2.22%	1.77%	1.49%	1.82%	2.12%
Supplemental Data
Net assets, end of period (in millions)	$12	$12	$11	$15	$20
Portfolio turnover rate G	14%	20%	11%	18%	14%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Intermediate Municipal Income Fund Class C

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.91	$10.79	$10.88	$10.65	$10.25
Income from Investment Operations
Net investment income (loss) A,B	.147	.102	.079	.112	.142
Net realized and unrealized gain (loss)	.288	(.880)	(.070)	.241	.420
Total from investment operations	.435	(.778)	.009	.353	.562
Distributions from net investment income	(.145)	(.101)	(.079)	(.112)	(.141)
Distributions from net realized gain	-	(.001)	(.020)	(.011)	(.021)
Total distributions	(.145)	(.102)	(.099)	(.123)	(.162)
Net asset value, end of period	$10.20	$9.91	$10.79	$10.88	$10.65
Total Return C,D	4.43%	(7.21)%	.09%	3.34%	5.52%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.38%	1.37%	1.37%	1.40%	1.42%
Expenses net of fee waivers, if any	1.38%	1.37%	1.37%	1.40%	1.42%
Expenses net of all reductions	1.38%	1.37%	1.37%	1.40%	1.42%
Net investment income (loss)	1.47%	1.01%	.72%	1.05%	1.34%
Supplemental Data
Net assets, end of period (in millions)	$10	$11	$16	$27	$34
Portfolio turnover rate G	14%	20%	11%	18%	14%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Intermediate Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.90	$10.78	$10.87	$10.63	$10.24
Income from Investment Operations
Net investment income (loss) A,B	.248	.204	.192	.225	.254
Net realized and unrealized gain (loss)	.288	(.880)	(.069)	.251	.411
Total from investment operations	.536	(.676)	.123	.476	.665
Distributions from net investment income	(.246)	(.203)	(.193)	(.225)	(.254)
Distributions from net realized gain	-	(.001)	(.020)	(.011)	(.021)
Total distributions	(.246)	(.204)	(.213)	(.236)	(.275)
Net asset value, end of period	$10.19	$9.90	$10.78	$10.87	$10.63
Total Return C	5.51%	(6.27)%	1.14%	4.54%	6.55%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.36%	.35%	.32%	.34%	.35%
Expenses net of fee waivers, if any	.36%	.35%	.32%	.34%	.35%
Expenses net of all reductions	.36%	.35%	.32%	.34%	.35%
Net investment income (loss)	2.50%	2.03%	1.77%	2.11%	2.41%
Supplemental Data
Net assets, end of period (in millions)	$4,695	$4,758	$5,501	$4,666	$4,621
Portfolio turnover rate F	14%	20%	11%	18%	14%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Intermediate Municipal Income Fund Class I

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.91	$10.80	$10.88	$10.65	$10.26
Income from Investment Operations
Net investment income (loss) A,B	.241	.197	.185	.217	.246
Net realized and unrealized gain (loss)	.298	(.889)	(.060)	.242	.411
Total from investment operations	.539	(.692)	.125	.459	.657
Distributions from net investment income	(.239)	(.197)	(.185)	(.218)	(.246)
Distributions from net realized gain	-	(.001)	(.020)	(.011)	(.021)
Total distributions	(.239)	(.198)	(.205)	(.229)	(.267)
Net asset value, end of period	$10.21	$9.91	$10.80	$10.88	$10.65
Total Return C	5.53%	(6.41)%	1.16%	4.36%	6.45%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.43%	.42%	.39%	.41%	.43%
Expenses net of fee waivers, if any	.43%	.42%	.39%	.41%	.43%
Expenses net of all reductions	.43%	.42%	.39%	.41%	.43%
Net investment income (loss)	2.42%	1.96%	1.70%	2.03%	2.33%
Supplemental Data
Net assets, end of period (in millions)	$1,588	$1,288	$1,221	$1,363	$1,238
Portfolio turnover rate F	14%	20%	11%	18%	14%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Intermediate Municipal Income Fund Class Z

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.92	$10.80	$10.89	$10.65	$10.26
Income from Investment Operations
Net investment income (loss) A,B	.254	.209	.198	.230	.258
Net realized and unrealized gain (loss)	.288	(.879)	(.069)	.252	.412
Total from investment operations	.542	(.670)	.129	.482	.670
Distributions from net investment income	(.252)	(.209)	(.199)	(.231)	(.259)
Distributions from net realized gain	-	(.001)	(.020)	(.011)	(.021)
Total distributions	(.252)	(.210)	(.219)	(.242)	(.280)
Net asset value, end of period	$10.21	$9.92	$10.80	$10.89	$10.65
Total Return C	5.56%	(6.20)%	1.19%	4.59%	6.59%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.31%	.29%	.27%	.29%	.30%
Expenses net of fee waivers, if any	.31%	.29%	.27%	.29%	.30%
Expenses net of all reductions	.31%	.29%	.27%	.29%	.30%
Net investment income (loss)	2.55%	2.09%	1.83%	2.16%	2.46%
Supplemental Data
Net assets, end of period (in millions)	$5,114	$4,476	$3,680	$2,923	$1,756
Portfolio turnover rate F	14%	20%	11%	18%	14%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Intermediate Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Intermediate Municipal Income Fund	$39

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$172,521
Gross unrealized depreciation	(273,893)
Net unrealized appreciation (depreciation)	$(101,372)
Tax Cost	$11,521,720

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(39,399)
Net unrealized appreciation (depreciation) on securities and other investments	$(101,372)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(12,369)
Long-term	(27,030)
Total capital loss carryforward	$(39,399)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31,2022
Tax-exempt Income	$275,015	$207,804
Ordinary Income	-	967
Total	$275,015	$ 208,771

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Intermediate Municipal Income Fund	2,356,242	1,462,064

5.Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .24% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$285	$18
Class M	-%	.25%	30	-
Class C	.75%	.25%	103	21
			$418	$39

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6
Class M	2
Class C A	- B
$8
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B In the amount of less than five hundred dollars

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$195.17
Class M	16.13
Class C	13.13
Intermediate Municipal Income	4,897.10
Class I	2,583.18
Class Z	2,373.05
	$10,077
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Intermediate Municipal Income Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Intermediate Municipal Income Fund	100	12,400	-

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Intermediate Municipal Income Fund	$20
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $9.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Intermediate Municipal Income Fund
Distributions to shareholders
Class A	$2,459	$2,122
Class M	263	199
Class C	149	121
Intermediate Municipal Income	116,780	99,345
Class I	35,191	23,307
Class Z	120,173	83,677
Total	$275,015	$208,771
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Intermediate Municipal Income Fund
Class A
Shares sold	2,518	4,281	$24,920	$42,635
Reinvestment of distributions	233	197	2,321	1,978
Shares redeemed	(2,868)	(8,599)	(28,507)	(85,494)
Net increase (decrease)	(117)	(4,121)	$(1,266)	$(40,881)
Class M
Shares sold	144	488	$1,455	$5,040
Reinvestment of distributions	25	18	247	183
Shares redeemed	(220)	(333)	(2,187)	(3,277)
Net increase (decrease)	(51)	173	$(485)	$1,946
Class C
Shares sold	205	395	$2,067	$3,929
Reinvestment of distributions	15	12	146	117
Shares redeemed	(420)	(753)	(4,181)	(7,621)
Net increase (decrease)	(200)	(346)	$(1,968)	$(3,575)
Intermediate Municipal Income
Shares sold	173,876	521,045	$1,711,975	$5,206,656
Reinvestment of distributions	6,910	6,296	68,726	62,970
Shares redeemed	(200,750)	(556,956)	(1,980,739)	(5,583,276)
Net increase (decrease)	(19,964)	(29,615)	$(200,038)	$(313,650)
Class I
Shares sold	70,700	104,240	$703,233	$1,039,398
Reinvestment of distributions	3,236	2,132	32,215	21,327
Shares redeemed	(48,280)	(89,552)	(478,046)	(892,199)
Net increase (decrease)	25,656	16,820	$257,402	$168,526
Class Z
Shares sold	203,049	344,261	$2,026,195	$3,441,772
Reinvestment of distributions	7,902	5,591	78,723	55,919
Shares redeemed	(161,444)	(239,165)	(1,600,554)	(2,380,167)
Net increase (decrease)	49,507	110,687	$504,364	$1,117,524
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Municipal Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
Fidelity® Intermediate Municipal Income Fund
Class A	.68%
Actual		$ 1,000	$ 1,032.60	$ 3.48
Hypothetical-B		$ 1,000	$ 1,021.78	$ 3.47
Class M	.64%
Actual		$ 1,000	$ 1,031.80	$ 3.28
Hypothetical-B		$ 1,000	$ 1,021.98	$ 3.26
Class C	1.37%
Actual		$ 1,000	$ 1,027.90	$ 7.00
Hypothetical-B		$ 1,000	$ 1,018.30	$ 6.97
Fidelity® Intermediate Municipal Income Fund	.36%
Actual		$ 1,000	$ 1,034.20	$ 1.85
Hypothetical-B		$ 1,000	$ 1,023.39	$ 1.84
Class I	.44%
Actual		$ 1,000	$ 1,033.80	$ 2.26
Hypothetical-B		$ 1,000	$ 1,022.99	$ 2.24
Class Z	.31%
Actual		$ 1,000	$ 1,034.50	$ 1.59
Hypothetical-B		$ 1,000	$ 1,023.64	$ 1.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 21.83% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Intermediate Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also considered the income-based component of the fund's management fee. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.68%, 0.65%, 1.43%, 0.44%, 0.31%, and 0.37% through April 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	21,333,918,003.710	98.990
Withheld	218,238,294.280	1.010
TOTAL	21,552,156,297.990	100.000
Jennifer Toolin McAuliffe
Affirmative	21,341,064,648.470	99.020
Withheld	211,091,649.520	0.980
TOTAL	21,552,156,297.990	100.000
Christine J. Thompson
Affirmative	21,338,732,597.390	99.010
Withheld	213,423,700.600	0.990
TOTAL	21,552,156,297.990	100.000
Elizabeth S. Acton
Affirmative	21,317,028,547.600	98.910
Withheld	235,127,750.390	1.090
TOTAL	21,552,156,297.990	100.000
Laura M. Bishop
Affirmative	21,336,468,393.320	99.000
Withheld	215,687,904.670	1.000
TOTAL	21,552,156,297.990	100.000
Ann E. Dunwoody
Affirmative	21,320,223,866.150	98.920
Withheld	231,932,431.840	1.080
TOTAL	21,552,156,297.990	100.000
John Engler
Affirmative	21,279,172,233.730	98.730
Withheld	272,984,064.260	1.270
TOTAL	21,552,156,297.990	100.000
Robert F. Gartland
Affirmative	21,319,450,613.340	98.920
Withheld	232,705,684.650	1.080
TOTAL	21,552,156,297.990	100.000
Robert W. Helm
Affirmative	21,334,642,392.210	98.990
Withheld	217,513,905.780	1.010
TOTAL	21,552,156,297.990	100.000
Arthur E. Johnson
Affirmative	21,298,270,597.120	98.820
Withheld	253,885,700.870	1.180
TOTAL	21,552,156,297.990	100.000
Michael E. Kenneally
Affirmative	20,916,217,437.980	97.050
Withheld	635,938,860.010	2.950
TOTAL	21,552,156,297.990	100.000
Mark A. Murray
Affirmative	21,321,664,592.720	98.930
Withheld	230,491,705.270	1.070
TOTAL	21,552,156,297.990	100.000
Carol J. Zierhoffer
Affirmative	21,337,428,755.990	99.000
Withheld	214,727,542.000	1.000
TOTAL	21,552,156,297.990	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.540000.126
LIM-ANN-0224
Fidelity® Global Credit Fund

Annual Report
December 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	2.47%	0.11%	0.28%
Class M (incl. 4.00% sales charge)	2.60%	0.13%	0.29%
Class C (incl. contingent deferred sales charge)	4.92%	0.19%	0.09%
Fidelity® Global Credit Fund	7.14%	1.20%	0.95%
Class I	7.14%	1.20%	0.95%
Class Z	7.21%	1.29%	0.99%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
Prior to June 1, 2017, the fund was named Fidelity® Global Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Credit Fund, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate Credit Index (Hedged USD) performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global investment-grade bonds gained 8.68% in 2023, according to the Bloomberg Global Aggregate Credit Index (Hedged USD), as falling commodity prices, cooling inflation and the easing of monetary tightening efforts by the U.S. Federal Reserve and other central banks provided a favorable backdrop for global credit assets. The strong gain followed a difficult 2022, during which the index returned -14.22%. The 2023 advance was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The bond market saw sluggish returns for much of the year, including sharp sell-offs in September and October after the U.S. Fed temporarily adopted a "higher for longer" message on interest rates. But after the Fed struck a more optimistic tone at its committee meetings in November and December, a strong relief rally followed, as investors priced in the expectation of U.S. rate cuts in 2024. That said, the magnitude of future global easing remains uncertain at year-end. Between March 2022 and July 2023, the Fed hiked its benchmark interest rate 11 times, from a target range of 0% to 0.25% to a range of 5.25% to 5.50%, a 22-year high, before pausing and deciding to hold rates steady through year-end. To varying degrees, other major central banks have followed the Fed's lead: the Bank of England's benchmark rate stood at 5.25% at year-end, while the European Central Bank's was at 4% after policymakers paused increases in October.
Comments from Co-Portfolio Managers Michael Foggin, Matthew Bartlett, Lisa Easterbrook and Andrew Lewis:
For the year ending December 31, 2023, the fund (excluding sales charges, if applicable) gained 7.14%, trailing, net of fees, the 8.68% result of the benchmark, the Bloomberg Global Aggregate Credit Index (Hedged USD). At year-end, about 76% of the portfolio was comprised of corporate bond holdings, while 10% was in non-benchmark exposure to U.S. government bonds and roughly 7% in non-U.S. government securities. The fund also had a 6% allocation to cash as of December 31. Roughly 31% of the fund was invested in investment-grade securities rated A and above, while 59% was in bonds rated BBB and lower. Versus the Bloomberg benchmark, the largest individual relative detractor was a sizable sub-investment-grade stake in Credit Suisse. In March, Swiss regulators orchestrated the bank's takeover by its chief Swiss banking rival, UBS Group, resulting in the loss of our sub-investment-grade position. Holdings in the debt of European property company Heimstaden also detracted from the relative result. Conversely, an overweight stake in senior Credit Suisse bonds, which were folded into the new UBS Group, contributed to the fund's relative result. Top fund holdings at the end of the year included UBS Group, KfW and Bank of Ireland Group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures and Swaps - 27.3%
Forward foreign currency contracts - (49.5)%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Forward foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 68.6%
		Principal Amount (a)	Value ($)
Australia - 2.3%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	149,180
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	236,000	224,879
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	150,000	161,978
6.75% 12/2/44 (Reg. S) (b)		677,000	672,769
TOTAL AUSTRALIA			1,208,806
Belgium - 0.4%
KBC Group NV 6.324% 9/21/34 (b)(c)		200,000	211,237
Canada - 0.1%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		54,000	48,338
Denmark - 1.3%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	340,000	395,441
4.75% 6/21/30 (Reg. S) (b)	EUR	140,000	162,862
Jyske Bank A/S 5% 10/26/28 (b)	EUR	125,000	143,375
TOTAL DENMARK			701,678
Finland - 0.4%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	200,000	227,916
France - 4.4%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		243,000	211,351
2.5% 3/31/32 (Reg. S) (b)	EUR	400,000	417,600
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	200,000	200,128
Electricite de France SA:
5.5% 1/25/35 (Reg. S)	GBP	200,000	257,199
5.7% 5/23/28 (c)		200,000	206,929
Engie SA 4.25% 9/6/34 (Reg. S)	EUR	100,000	116,993
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	191,692
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	200,000	220,116
Societe Generale:
4.75% 11/24/25 (c)		200,000	195,862
6.691% 1/10/34 (b)(c)		200,000	211,193
Technip Energies NV 1.125% 5/28/28	EUR	100,000	99,512
TOTAL FRANCE			2,328,575
Germany - 8.1%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	495,000	212,434
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	1,300,000	495,839
5% 4/27/27 (Reg. S) (b)	EUR	100,000	36,430
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	150,000	172,781
Bayer U.S. Finance LLC 6.375% 11/21/30 (c)		200,000	205,772
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	100,000	135,399
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	100,000	108,004
4% 6/24/32 (Reg. S) (b)	EUR	300,000	318,103
6.125% 12/12/30 (Reg. S) (b)	GBP	200,000	258,102
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	300,000	282,310
KfW:
0% 3/31/27 (Reg. S)	EUR	271,000	276,812
0% 12/15/27 (Reg. S)	EUR	550,000	552,760
2.875% 6/7/33 (Reg. S)	EUR	400,000	452,937
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	100,000	118,349
Schaeffler AG 3.375% 10/12/28 (Reg. S)	EUR	200,000	213,614
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	200,000	198,945
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	100,000	105,151
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	200,000	203,729
TOTAL GERMANY			4,347,471
Greece - 0.4%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	200,000	215,129
Hong Kong - 1.6%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	200,000	188,058
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		742,000	650,280
TOTAL HONG KONG			838,338
Ireland - 4.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.3% 1/30/32		150,000	130,549
AIB Group PLC 2.25% 4/4/28 (Reg. S) (b)	EUR	503,000	532,232
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		379,000	366,044
4.375% 5/1/26 (c)		26,000	25,157
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	556,000	572,107
2.029% 9/30/27 (b)(c)		695,000	633,703
TOTAL IRELAND			2,259,792
Italy - 0.4%
UniCredit SpA 5.861% 6/19/32 (b)(c)		200,000	195,674
Luxembourg - 1.6%
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	486,000	448,936
1.75% 3/12/29 (Reg. S)	EUR	278,000	257,891
2.625% 10/20/28 (Reg. S)	GBP	150,000	162,919
TOTAL LUXEMBOURG			869,746
Mexico - 1.7%
Petroleos Mexicanos 6.5% 3/13/27		996,000	925,658
Netherlands - 1.3%
ING Groep NV:
4.5% 5/23/29 (Reg. S) (b)	EUR	100,000	113,727
4.75% 5/23/34 (Reg. S) (b)	EUR	300,000	352,070
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	100,000	113,962
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	100,000	115,368
TOTAL NETHERLANDS			695,127
Poland - 0.6%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	382,000	303,841
Portugal - 0.5%
Banco Espirito Santo SA 4% (Reg. S) (d)(e)	EUR	200,000	57,405
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	200,000	198,347
TOTAL PORTUGAL			255,752
Spain - 0.4%
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	200,000	224,903
Sweden - 0.8%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	300,000	136,283
Samhallsbyggnadsbolaget I Norden AB:
1.75% 1/14/25 (Reg. S)	EUR	200,000	189,883
2.25% 8/12/27 (Reg. S)	EUR	150,000	110,934
TOTAL SWEDEN			437,100
Switzerland - 6.5%
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		1,004,000	989,603
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		249,000	241,278
5.75% 8/15/50 (Reg. S) (b)		868,000	855,136
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	347,000	391,598
4.282% 1/9/28 (c)		323,000	312,855
4.988% 8/5/33 (Reg. S) (b)		200,000	193,366
6.537% 8/12/33 (b)(c)		250,000	266,789
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		250,000	203,343
TOTAL SWITZERLAND			3,453,968
United Kingdom - 11.7%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	100,000	139,929
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	181,997
Barclays PLC 8.407% 11/14/32 (Reg. S) (b)	GBP	150,000	203,761
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	272,000	308,057
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	180,000	210,014
4.856% 5/23/33 (Reg. S) (b)	EUR	200,000	234,196
6.8% 9/14/31 (b)	GBP	100,000	137,333
8.201% 11/16/34 (Reg. S) (b)	GBP	100,000	140,579
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	130,000	154,350
John Lewis PLC 6.125% 1/21/25	GBP	685,000	869,813
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	278,000	317,850
4.75% 9/21/31 (Reg. S) (b)	EUR	270,000	314,853
Marks & Spencer PLC 3.75% 5/19/26 (Reg. S)	GBP	100,000	123,460
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	150,000	167,775
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	486,000	551,601
3.622% 8/14/30 (Reg. S) (b)	GBP	100,000	121,885
4.771% 2/16/29 (Reg. S) (b)	EUR	300,000	344,166
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	329,000	329,099
Rolls-Royce PLC 3.375% 6/18/26	GBP	110,000	132,999
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	56,000	76,306
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	100,000	112,589
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	213,000	209,069
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	200,000	239,889
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	110,000	110,253
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	100,000	123,815
6.25% 10/3/78 (Reg. S) (b)		250,000	248,438
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	150,000	174,050
TOTAL UNITED KINGDOM			6,278,126
United States of America - 19.9%
Air Lease Corp. 3.125% 12/1/30		191,000	167,059
American Airlines, Inc. 3.75% 4/15/27		73,273	69,082
Ares Capital Corp.:
2.15% 7/15/26		208,000	189,607
3.25% 7/15/25		260,000	249,086
4.25% 3/1/25		452,000	441,855
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	396,000	482,083
Broadcom, Inc. 2.45% 2/15/31 (c)		190,000	162,462
Capital One Financial Corp.:
5.468% 2/1/29 (b)		44,000	43,870
5.817% 2/1/34 (b)		76,000	75,630
Carrier Global Corp. 4.5% 11/29/32 (Reg. S)	EUR	100,000	118,066
Centene Corp.:
4.25% 12/15/27		396,000	381,567
4.625% 12/15/29		281,000	269,402
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		347,000	333,303
Cleco Corporate Holdings LLC 3.375% 9/15/29		695,000	608,996
Discover Financial Services 6.7% 11/29/32		15,000	15,713
Duke Energy Corp. 3.85% 6/15/34	EUR	207,000	225,803
Elanco Animal Health, Inc. 6.65% 8/28/28 (b)		243,000	251,794
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	130,000	170,818
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	100,000	128,024
Hudson Pacific Properties LP 3.95% 11/1/27		486,000	406,838
Huntington Bancshares, Inc. 6.208% 8/21/29 (b)		150,000	154,670
Morgan Stanley 4.656% 3/2/29 (b)	EUR	100,000	114,576
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	150,000	155,076
3.5% 3/15/31		267,000	166,841
NextEra Energy Partners LP 4.25% 9/15/24 (c)		35,000	33,863
Omega Healthcare Investors, Inc. 4.75% 1/15/28		625,000	600,802
Puget Energy, Inc. 4.1% 6/15/30		521,000	477,353
Sabra Health Care LP 3.2% 12/1/31		94,000	76,891
SITE Centers Corp. 4.7% 6/1/27		382,000	375,662
Southern Co. 1.875% 9/15/81 (b)	EUR	364,000	344,134
The AES Corp. 2.45% 1/15/31		497,000	417,500
The Boeing Co. 5.15% 5/1/30		313,000	318,637
Time Warner Cable LLC 5.875% 11/15/40		278,000	251,645
Toll Brothers Finance Corp. 4.875% 3/15/27		452,000	449,376
Universal Health Services, Inc. 2.65% 10/15/30		695,000	589,310
Vontier Corp. 2.4% 4/1/28		695,000	608,792
Vornado Realty LP 3.4% 6/1/31		79,000	61,273
Western Gas Partners LP 4.05% 2/1/30		261,000	244,072
Zions Bancorp NA 3.25% 10/29/29		500,000	408,765
TOTAL UNITED STATES OF AMERICA			10,640,296
TOTAL NONCONVERTIBLE BONDS (Cost $41,714,548)			36,667,471

U.S. Government and Government Agency Obligations - 8.7%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 8.7%
U.S. Treasury Bonds:
1.125% 8/15/40	1,800,000	1,148,910
3.625% 5/15/53	1,100,000	1,016,984
3.875% 5/15/43 (f)	1,070,000	1,022,119
6.25% 5/15/30 (g)	750,000	847,793
U.S. Treasury Notes 1% 7/31/28	700,000	615,699

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,586,814)		4,651,505

Foreign Government and Government Agency Obligations - 0.9%
		Principal Amount (a)	Value ($)
Japan - 0.9%
Japan Government, yield at date of purchase -0.1896% to -0.1796% 2/5/24 to 2/26/24 (Cost $463,135)	JPY	66,550,000	472,078

Supranational Obligations - 1.8%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 1/14/31 (Reg. S)	EUR	390,000	362,018
0.875% 1/14/28 (Reg. S)	EUR	550,000	572,501
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $880,802)			934,519

Preferred Securities - 11.3%
		Principal Amount (a)	Value ($)
Australia - 0.4%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(h)		200,000	191,760
Canada - 0.5%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.3354% (b)(h)(i)		205,000	189,188
4.9% (b)(h)		82,000	78,624
TOTAL CANADA			267,812
Czech Republic - 0.3%
CPI Property Group SA 3.75% (Reg. S) (b)(h)	EUR	590,000	153,866
Finland - 0.4%
Citycon Oyj 4.496% (Reg. S) (b)(h)	EUR	243,000	216,635
France - 0.9%
BNP Paribas SA 6.625% (Reg. S) (b)(h)		250,000	253,209
Electricite de France SA 5.625% (Reg. S) (b)(h)		220,000	224,863
TOTAL FRANCE			478,072
Germany - 3.8%
Aroundtown SA 3.375% (Reg. S) (b)(h)	EUR	1,100,000	491,664
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (b)(h)(i)		250,000	122,808
Grand City Properties SA 1.5% (Reg. S) (b)(h)	EUR	1,000,000	495,150
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(h)	EUR	100,000	110,934
3.748% (Reg. S) (b)(h)	EUR	200,000	206,852
3.875% (Reg. S) (b)(h)	EUR	600,000	620,093
TOTAL GERMANY			2,047,501
Ireland - 0.9%
AerCap Holdings NV 5.875% 10/10/79 (b)		202,000	202,146
AIB Group PLC 6.25% (Reg. S) (b)(h)	EUR	250,000	273,576
TOTAL IRELAND			475,722
Sweden - 0.9%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(h)	EUR	625,000	371,162
3.625% (Reg. S) (b)(h)	EUR	150,000	68,473
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(h)	EUR	313,000	59,033
TOTAL SWEDEN			498,668
Switzerland - 0.7%
Credit Suisse Group AG Claim (d)(h)		1,389,000	159,735
UBS Group AG 7% (Reg. S) (b)(h)		200,000	210,511
TOTAL SWITZERLAND			370,246
United Kingdom - 2.5%
Barclays PLC:
7.125% (b)(h)	GBP	200,000	248,403
8.875% (b)(h)	GBP	200,000	255,028
British American Tobacco PLC 3% (Reg. S) (b)(h)	EUR	388,000	382,463
Mobico Group PLC 4.25% (Reg. S) (b)(h)	GBP	100,000	116,520
SSE PLC 3.74% (Reg. S) (b)(h)	GBP	278,000	342,215
TOTAL UNITED KINGDOM			1,344,629
TOTAL PREFERRED SECURITIES (Cost $10,984,905)			6,044,911

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (j) (Cost $2,411,186)	2,410,704	2,411,186

TOTAL INVESTMENT IN SECURITIES - 95.8% (Cost $61,041,390)	51,181,670
NET OTHER ASSETS (LIABILITIES) - 4.2%	2,253,150
NET ASSETS - 100.0%	53,434,820

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	3	Mar 2024	238,506	6,957	6,957
Eurex Euro-Bund Contracts (Germany)	5	Mar 2024	757,420	24,045	24,045
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	4	Mar 2024	625,807	47,416	47,416
Eurex Euro-Schatz Contracts (Germany)	6	Mar 2024	705,722	5,424	5,424
TME 10 Year Canadian Note Contracts (Canada)	10	Mar 2024	937,172	39,423	39,423

TOTAL BOND INDEX CONTRACTS					123,265

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	15	Mar 2024	3,088,711	30,909	30,909
CBOT 5-Year U.S. Treasury Note Contracts (United States)	26	Mar 2024	2,828,109	62,848	62,848
CBOT Long Term U.S. Treasury Bond Contracts (United States)	54	Mar 2024	6,746,625	489,630	489,630
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	1	Mar 2024	133,594	12,045	12,045

TOTAL TREASURY CONTRACTS					595,432

TOTAL PURCHASED					718,697

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	7	Mar 2024	915,900	(49,049)	(49,049)

TOTAL FUTURES CONTRACTS					669,648
The notional amount of futures purchased as a percentage of Net Assets is 30.1%
The notional amount of futures sold as a percentage of Net Assets is 1.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $24,443,063.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

GBP	299,000	USD	381,854	Citibank, N. A.	1/12/24	(714)
USD	21,670	AUD	33,000	Brown Brothers Harriman & Co	1/12/24	(825)
USD	29,422	CAD	39,000	BNP Paribas S.A.	1/12/24	(15)
USD	29,481	CAD	40,000	Canadian Imperial Bk. of Comm.	1/12/24	(710)
USD	142,010	EUR	129,000	BNP Paribas S.A.	1/12/24	(455)
USD	30,717	EUR	28,000	BNP Paribas S.A.	1/12/24	(206)
USD	27,487	EUR	25,000	BNP Paribas S.A.	1/12/24	(122)
USD	437,857	EUR	396,000	Bank of America, N.A.	1/12/24	523
USD	16,442,196	EUR	15,165,000	Bank of America, N.A.	1/12/24	(305,698)
USD	21,596	EUR	20,000	Brown Brothers Harriman & Co	1/12/24	(492)
USD	81,962	EUR	75,000	Brown Brothers Harriman & Co	1/12/24	(867)
USD	119,587	GBP	94,000	BNP Paribas S.A.	1/12/24	(237)
USD	8,439,898	GBP	6,686,000	BNP Paribas S.A.	1/12/24	(82,869)
USD	102,670	GBP	82,000	Bank of America, N.A.	1/12/24	(1,857)
USD	29,150	GBP	23,000	Citibank, N. A.	1/12/24	(169)
USD	464,699	JPY	66,650,000	BNP Paribas S.A.	1/12/24	(8,687)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(403,400)
Unrealized Appreciation						523
Unrealized Depreciation						(403,923)

For the period, the average contract value for forward foreign currency contracts was $37,250,712. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	500,000	(6,367)	647	(5,720)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,287,229 or 6.2% of net assets.

(d)	Non-income producing - Security is in default.
(e)	Level 3 security
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $499,166.
(g)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $260,817.
(h)	Security is perpetual in nature with no stated maturity date.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	1,823,614	33,738,104	33,150,532	142,521	-	-	2,411,186	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	-	244,861	244,861	19	-	-	-	0.0%
Total	1,823,614	33,982,965	33,395,393	142,540	-	-	2,411,186

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	36,667,471	-	36,610,066	57,405

U.S. Government and Government Agency Obligations	4,651,505	-	4,651,505	-

Foreign Government and Government Agency Obligations	472,078	-	472,078	-

Supranational Obligations	934,519	-	934,519	-

Preferred Securities	6,044,911	-	6,044,911	-

Money Market Funds	2,411,186	2,411,186	-	-
Total Investments in Securities:	51,181,670	2,411,186	48,713,079	57,405
Derivative Instruments: Assets
Futures Contracts	718,697	718,697	-	-
Forward Foreign Currency Contracts	523	-	523	-
Total Assets	719,220	718,697	523	-
Liabilities
Futures Contracts	(49,049)	(49,049)	-	-
Forward Foreign Currency Contracts	(403,923)	-	(403,923)	-
Swaps	(6,367)	-	(6,367)	-
Total Liabilities	(459,339)	(49,049)	(410,290)	-
Total Derivative Instruments:	259,881	669,648	(409,767)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	0	(6,367)
Total Credit Risk	0	(6,367)
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	523	(403,923)
Total Foreign Exchange Risk	523	(403,923)
Interest Rate Risk
Futures Contracts (c)	718,697	(49,049)
Total Interest Rate Risk	718,697	(49,049)
Total Value of Derivatives	719,220	(459,339)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $58,630,204)	$48,770,484
Fidelity Central Funds (cost $2,411,186)	2,411,186

Total Investment in Securities (cost $61,041,390)		$51,181,670
Cash		44,852
Foreign currency held at value (cost $653,198)		659,484
Unrealized appreciation on forward foreign currency contracts		523
Receivable for fund shares sold		1,456,354
Interest receivable		661,923
Distributions receivable from Fidelity Central Funds		10,561
Receivable from investment adviser for expense reductions		1,182
Total assets		54,016,549
Liabilities
Unrealized depreciation on forward foreign currency contracts	$403,923
Payable for fund shares redeemed	123,170
Bi-lateral OTC swaps, at value	6,367
Accrued management fee	17,177
Distribution and service plan fees payable	2,274
Payable for daily variation margin on futures contracts	20,831
Other affiliated payables	4,900
Other payables and accrued expenses	3,087
Total Liabilities		581,729
Net Assets		$53,434,820
Net Assets consist of:
Paid in capital		$76,465,412
Total accumulated earnings (loss)		(23,030,592)
Net Assets		$53,434,820

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($5,534,046 ÷ 731,674 shares)(a)		$7.56
Maximum offering price per share (100/96.00 of $7.56)		$7.88
Class M :
Net Asset Value and redemption price per share ($1,342,790 ÷ 177,490 shares)(a)		$7.57
Maximum offering price per share (100/96.00 of $7.57)		$7.89
Class C :
Net Asset Value and offering price per share ($1,052,372 ÷ 138,969 shares)(a)		$7.57
Global Credit :
Net Asset Value, offering price and redemption price per share ($32,617,105 ÷ 4,309,489 shares)		$7.57
Class I :
Net Asset Value, offering price and redemption price per share ($4,949,109 ÷ 654,052 shares)		$7.57
Class Z :
Net Asset Value, offering price and redemption price per share ($7,939,398 ÷ 1,044,203 shares)		$7.60
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$572,057
Interest		1,758,624
Income from Fidelity Central Funds (including $19 from security lending)		142,540
Total Income		2,473,221
Expenses
Management fee	$236,154
Transfer agent fees	64,865
Distribution and service plan fees	27,286
Independent trustees' fees and expenses	233
Miscellaneous	2,308
Total expenses before reductions	330,846
Expense reductions	(19,638)
Total expenses after reductions		311,208
Net Investment income (loss)		2,162,013
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(7,325,138)
Redemptions in-kind	(4,172,324)
Forward foreign currency contracts	(221,450)
Foreign currency transactions	84,754
Futures contracts	(948,914)
Swaps	(14,645)
Total net realized gain (loss)		(12,597,717)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	14,325,435
Forward foreign currency contracts	(375,701)
Assets and liabilities in foreign currencies	(7,036)
Futures contracts	729,792
Swaps	(4,841)
Total change in net unrealized appreciation (depreciation)		14,667,649
Net gain (loss)		2,069,932
Net increase (decrease) in net assets resulting from operations		$4,231,945
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,162,013	$2,796,965
Net realized gain (loss)	(12,597,717)	(4,020,819)
Change in net unrealized appreciation (depreciation)	14,667,649	(23,854,568)
Net increase (decrease) in net assets resulting from operations	4,231,945	(25,078,422)
Distributions to shareholders	(1,901,556)	(5,718,208)
Distributions to shareholders from tax return of capital	(92,770)	-

Total Distributions	(1,994,326)	(5,718,208)
Share transactions - net increase (decrease)	(34,416,844)	(16,078,546)
Total increase (decrease) in net assets	(32,179,225)	(46,875,176)

Net Assets
Beginning of period	85,614,045	132,489,221
End of period	$53,434,820	$85,614,045

Financial Highlights
Fidelity Advisor® Global Credit Fund Class A

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.34	$9.72	$10.02	$9.61	$8.70
Income from Investment Operations
Net investment income (loss) A,B	.252	.197	.159	.210	.214
Net realized and unrealized gain (loss)	.229	(2.118)	(.236)	.547	1.031
Total from investment operations	.481	(1.921)	(.077)	.757	1.245
Distributions from net investment income	(.249)	(.408)	(.133) C	(.255) C	(.224) C
Distributions from net realized gain	-	(.051)	(.090) C	(.092) C	(.102) C
Distributions from tax return of capital	(.012)	-	-	-	(.009)
Total distributions	(.261)	(.459)	(.223)	(.347)	(.335)
Net asset value, end of period	$7.56	$7.34	$9.72	$10.02	$9.61
Total Return D,E	6.74%	(19.93)%	(.76)%	8.00%	14.37%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.88%	1.24%	1.20%	1.27%	1.49%
Expenses net of fee waivers, if any	.75%	.95%	.99%	1.00%	1.00%
Expenses net of all reductions	.75%	.95%	.99%	1.00%	1.00%
Net investment income (loss)	3.44%	2.38%	1.61%	2.14%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$5,534	$4,778	$5,643	$4,643	$4,739
Portfolio turnover rate H	37% I	19%	57%	59%	85%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Global Credit Fund Class M

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.34	$9.72	$10.02	$9.60	$8.70
Income from Investment Operations
Net investment income (loss) A,B	.254	.199	.159	.210	.214
Net realized and unrealized gain (loss)	.237	(2.121)	(.237)	.556	1.021
Total from investment operations	.491	(1.922)	(.078)	.766	1.235
Distributions from net investment income	(.249)	(.407)	(.132) C	(.254) C	(.224) C
Distributions from net realized gain	-	(.051)	(.090) C	(.092) C	(.102) C
Distributions from tax return of capital	(.012)	-	-	-	(.009)
Total distributions	(.261)	(.458)	(.222)	(.346)	(.335)
Net asset value, end of period	$7.57	$7.34	$9.72	$10.02	$9.60
Total Return D,E	6.88%	(19.94)%	(.77)%	8.10%	14.25%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.90%	1.29%	1.27%	1.35%	1.57%
Expenses net of fee waivers, if any	.75%	.95%	.99%	1.00%	1.00%
Expenses net of all reductions	.74%	.95%	.99%	1.00%	1.00%
Net investment income (loss)	3.45%	2.38%	1.61%	2.14%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$1,343	$1,366	$1,983	$2,062	$1,939
Portfolio turnover rate H	37% I	19%	57%	59%	85%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Global Credit Fund Class C

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.35	$9.72	$10.03	$9.61	$8.70
Income from Investment Operations
Net investment income (loss) A,B	.198	.137	.085	.136	.143
Net realized and unrealized gain (loss)	.227	(2.112)	(.246)	.561	1.027
Total from investment operations	.425	(1.975)	(.161)	.697	1.170
Distributions from net investment income	(.195)	(.344)	(.075) C	(.185) C	(.150) C
Distributions from net realized gain	-	(.051)	(.074) C	(.092) C	(.102) C
Distributions from tax return of capital	(.010)	-	-	-	(.007)
Total distributions	(.205)	(.395)	(.149)	(.277)	(.260) D
Net asset value, end of period	$7.57	$7.35	$9.72	$10.03	$9.61
Total Return E,F	5.92%	(20.47)%	(1.60)%	7.33%	13.47%
Ratios to Average Net Assets A,G,H
Expenses before reductions	1.66%	2.04%	2.02%	2.10%	2.33%
Expenses net of fee waivers, if any	1.50%	1.70%	1.74%	1.75%	1.75%
Expenses net of all reductions	1.50%	1.70%	1.74%	1.75%	1.75%
Net investment income (loss)	2.69%	1.64%	.86%	1.39%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$1,052	$1,298	$2,126	$2,398	$2,090
Portfolio turnover rate I	37% J	19%	57%	59%	85%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Global Credit Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.34	$9.72	$10.03	$9.61	$8.70
Income from Investment Operations
Net investment income (loss) A,B	.272	.221	.183	.234	.238
Net realized and unrealized gain (loss)	.237	(2.122)	(.247)	.556	1.030
Total from investment operations	.509	(1.901)	(.064)	.790	1.268
Distributions from net investment income	(.266)	(.428)	(.156) C	(.278) C	(.246) C
Distributions from net realized gain	-	(.051)	(.090) C	(.092) C	(.102) C
Distributions from tax return of capital	(.013)	-	-	-	(.010)
Total distributions	(.279)	(.479)	(.246)	(.370)	(.358)
Net asset value, end of period	$7.57	$7.34	$9.72	$10.03	$9.61
Total Return D	7.14%	(19.73)%	(.63)%	8.36%	14.64%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.94%	.90%	.95%	1.10%
Expenses net of fee waivers, if any	.50%	.70%	.74%	.75%	.75%
Expenses net of all reductions	.50%	.70%	.74%	.75%	.75%
Net investment income (loss)	3.69%	2.64%	1.86%	2.39%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$32,617	$40,426	$65,990	$96,584	$61,759
Portfolio turnover rate G	37% H	19%	57%	59%	85%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Global Credit Fund Class I

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.34	$9.72	$10.02	$9.61	$8.70
Income from Investment Operations
Net investment income (loss) A,B	.272	.220	.184	.234	.239
Net realized and unrealized gain (loss)	.237	(2.121)	(.238)	.546	1.029
Total from investment operations	.509	(1.901)	(.054)	.780	1.268
Distributions from net investment income	(.266)	(.428)	(.156) C	(.278) C	(.246) C
Distributions from net realized gain	-	(.051)	(.090) C	(.092) C	(.102) C
Distributions from tax return of capital	(.013)	-	-	-	(.010)
Total distributions	(.279)	(.479)	(.246)	(.370)	(.358)
Net asset value, end of period	$7.57	$7.34	$9.72	$10.02	$9.61
Total Return D	7.14%	(19.73)%	(.53)%	8.25%	14.64%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.57%	.93%	.91%	.97%	1.03%
Expenses net of fee waivers, if any	.50%	.70%	.74%	.75%	.75%
Expenses net of all reductions	.50%	.70%	.74%	.75%	.75%
Net investment income (loss)	3.69%	2.64%	1.86%	2.39%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$4,949	$4,700	$8,005	$9,952	$4,309
Portfolio turnover rate G	37% H	19%	57%	59%	85%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Global Credit Fund Class Z

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.37	$9.75	$10.04	$9.61	$8.70
Income from Investment Operations
Net investment income (loss) A,B	.290	.228	.191	.244	.247
Net realized and unrealized gain (loss)	.226	(2.129)	(.235)	.556	1.021
Total from investment operations	.516	(1.901)	(.044)	.800	1.268
Distributions from net investment income	(.273)	(.428)	(.156) C	(.278) C	(.246) C
Distributions from net realized gain	-	(.051)	(.090) C	(.092) C	(.102) C
Distributions from tax return of capital	(.013)	-	-	-	(.010)
Total distributions	(.286)	(.479)	(.246)	(.370)	(.358)
Net asset value, end of period	$7.60	$7.37	$9.75	$10.04	$9.61
Total Return D	7.21%	(19.67)%	(.42)%	8.46%	14.64%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.46%	.84%	.78%	.91%	1.05%
Expenses net of fee waivers, if any	.41%	.61%	.64%	.66%	.66%
Expenses net of all reductions	.41%	.61%	.64%	.66%	.66%
Net investment income (loss)	3.79%	2.73%	1.96%	2.48%	2.61%
Supplemental Data
Net assets, end of period (000 omitted)	$7,939	$33,046	$48,742	$3,017	$3,004
Portfolio turnover rate G	37% H	19%	57%	59%	85%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Global Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Credit, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$784,108
Gross unrealized depreciation	(9,877,875)
Net unrealized appreciation (depreciation)	$(9,093,767)
Tax Cost	$60,950,109

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(13,953,162)
Net unrealized appreciation (depreciation) on securities and other investments	$(9,077,431)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,928,352)
Long-term	(10,024,810)
Total capital loss carryforward	$(13,953,162)

For the period ended December 31, 2023, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$1,901,556	$5,027,639
Long-term Capital Gains	-	690,569
Tax Return of Capital	92,770	-
Total	$1,994,326	$5,718,208

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Global Credit Fund
Credit Risk
Purchased Options	(290,654)	61,555
Swaps	(14,645)	(4,841)
Total Credit Risk	(305,299)	56,714
Foreign Exchange Risk
Forward Foreign Currency Contracts	(221,450)	(375,701)
Total Foreign Exchange Risk	(221,450)	(375,701)
Interest Rate Risk
Futures Contracts	(948,914)	729,792
Total Interest Rate Risk	(948,914)	729,792
Totals	(1,475,663)	410,805

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for purchased swaptions was $3,861,264.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Credit Fund	11,795,466	33,476,371
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .40% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, transfer agent fees, distribution and service plan fees and certain other expenses such as proxy and shareholder meeting expenses.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$12,655	$ -
Class M	- %	.25%	3,308	1,356
Class C	.75%	.25%	11,323	4,220
			$27,286	$5,576

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$168
Class M	81
Class C A	13
$262
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Global Credit and Class Z. FIIOC receives an asset-based fee of Global Credit's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,219.22
Class M	3,303.25
Class C	2,861.25
Global Credit	35,570.10
Class I	5,651.16
Class Z	6,261.05
	$64,865

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Global Credit Fund	3,394,755	(4,172,324)	25,630,401	Class Z

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Credit Fund	$2	$-	$-
9. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.75%	$6,144
Class M	.75%	1,979
Class C	1.50%	1,736
Global Credit	.50%	-
Class I	.50%	2,251
Class Z	.41%	6,158
		$18,268

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $710. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$69

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $591.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Global Credit Fund
Distributions to shareholders
Class A	$172,530	$300,116
Class M	44,387	84,332
Class C	28,912	72,796
Global Credit	1,245,744	2,764,360
Class I	119,953	326,732
Class Z	290,030	2,169,872
Total	$1,901,556	$5,718,208
Tax Return of Capital
Class A	$8,417	$-
Class M	2,166	-
Class C	1,410	-
Global Credit	60,776	-
Class I	5,852	-
Class Z	14,149	-
Total	$92,770	$-

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Global Credit Fund
Class A
Shares sold	159,405	207,668	$1,173,700	$1,808,338
Reinvestment of distributions	24,596	38,368	179,282	297,448
Shares redeemed	(103,380)	(175,667)	(761,270)	(1,418,729)
Net increase (decrease)	80,621	70,369	$591,712	$687,057
Class M
Shares sold	5,462	12,702	$40,149	$107,139
Reinvestment of distributions	6,386	10,842	46,553	84,273
Shares redeemed	(20,496)	(41,418)	(151,252)	(354,190)
Net increase (decrease)	(8,648)	(17,874)	$(64,550)	$(162,778)
Class C
Shares sold	5,518	13,017	$40,810	$106,505
Reinvestment of distributions	4,093	9,244	29,876	71,882
Shares redeemed	(47,331)	(64,213)	(349,506)	(534,214)
Net increase (decrease)	(37,720)	(41,952)	$(278,820)	$(355,827)
Global Credit
Shares sold	769,367	978,612	$5,701,262	$8,605,341
Reinvestment of distributions	163,367	330,283	1,191,689	2,580,207
Shares redeemed	(2,128,201)	(2,590,700)	(15,706,469)	(21,749,063)
Net increase (decrease)	(1,195,467)	(1,281,805)	$(8,813,518)	$(10,563,515)
Class I
Shares sold	301,539	503,339	$2,258,916	$4,497,585
Reinvestment of distributions	16,689	40,874	121,666	319,356
Shares redeemed	(304,367)	(727,568)	(2,283,606)	(6,282,582)
Net increase (decrease)	13,861	(183,355)	$96,976	$(1,465,641)
Class Z
Shares sold	175,130	337,091	$1,301,331	$2,832,318
Reinvestment of distributions	21,246	245,267	155,640	1,916,374
Shares redeemed	(3,636,484)	(1,098,975)	(27,405,615)	(8,966,534)
Net increase (decrease)	(3,440,108)	(516,617)	$(25,948,644)	$(4,217,842)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
Fidelity® Global Credit Fund
Class A	.75%
Actual		$ 1,000	$ 1,060.60	$ 3.90
Hypothetical-B		$ 1,000	$ 1,021.42	$ 3.82
Class M	.75%
Actual		$ 1,000	$ 1,062.00	$ 3.90
Hypothetical-B		$ 1,000	$ 1,021.42	$ 3.82
Class C	1.50%
Actual		$ 1,000	$ 1,057.60	$ 7.78
Hypothetical-B		$ 1,000	$ 1,017.64	$ 7.63
Fidelity® Global Credit Fund	.50%
Actual		$ 1,000	$ 1,062.40	$ 2.60
Hypothetical-B		$ 1,000	$ 1,022.68	$ 2.55
Class I	.50%
Actual		$ 1,000	$ 1,063.90	$ 2.60
Hypothetical-B		$ 1,000	$ 1,022.68	$ 2.55
Class Z	.41%
Actual		$ 1,000	$ 1,062.80	$ 2.13
Hypothetical-B		$ 1,000	$ 1,023.14	$ 2.09

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 4.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $661,360 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $760,377 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Global Credit Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund's retail class ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.75%, 0.75%, 1.50%, 0.50%, 0.41%, and 0.50% through April 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	21,333,918,003.710	98.990
Withheld	218,238,294.280	1.010
TOTAL	21,552,156,297.990	100.000
Jennifer Toolin McAuliffe
Affirmative	21,341,064,648.470	99.020
Withheld	211,091,649.520	0.980
TOTAL	21,552,156,297.990	100.000
Christine J. Thompson
Affirmative	21,338,732,597.390	99.010
Withheld	213,423,700.600	0.990
TOTAL	21,552,156,297.990	100.000
Elizabeth S. Acton
Affirmative	21,317,028,547.600	98.910
Withheld	235,127,750.390	1.090
TOTAL	21,552,156,297.990	100.000
Laura M. Bishop
Affirmative	21,336,468,393.320	99.000
Withheld	215,687,904.670	1.000
TOTAL	21,552,156,297.990	100.000
Ann E. Dunwoody
Affirmative	21,320,223,866.150	98.920
Withheld	231,932,431.840	1.080
TOTAL	21,552,156,297.990	100.000
John Engler
Affirmative	21,279,172,233.730	98.730
Withheld	272,984,064.260	1.270
TOTAL	21,552,156,297.990	100.000
Robert F. Gartland
Affirmative	21,319,450,613.340	98.920
Withheld	232,705,684.650	1.080
TOTAL	21,552,156,297.990	100.000
Robert W. Helm
Affirmative	21,334,642,392.210	98.990
Withheld	217,513,905.780	1.010
TOTAL	21,552,156,297.990	100.000
Arthur E. Johnson
Affirmative	21,298,270,597.120	98.820
Withheld	253,885,700.870	1.180
TOTAL	21,552,156,297.990	100.000
Michael E. Kenneally
Affirmative	20,916,217,437.980	97.050
Withheld	635,938,860.010	2.950
TOTAL	21,552,156,297.990	100.000
Mark A. Murray
Affirmative	21,321,664,592.720	98.930
Withheld	230,491,705.270	1.070
TOTAL	21,552,156,297.990	100.000
Carol J. Zierhoffer
Affirmative	21,337,428,755.990	99.000
Withheld	214,727,542.000	1.000
TOTAL	21,552,156,297.990	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.939061.111
GLB-ANN-0224

Item 2.

Code of Ethics

As of the end of the period, December 31, 2023, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series International Developed Markets Bond Index Fund (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series International Developed Markets Bond Index Fund	$74,200	$-	$11,600	$1,700

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series International Developed Markets Bond Index Fund	$73,200	$-	$10,100	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Multi-Asset Income Fund, Fidelity Global Credit Fund, Fidelity Intermediate Municipal Income Fund and Fidelity Series International Credit Fund (the “Funds”):

Services Billed by PwC

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$55,100	$4,500	$12,200	$1,900
Fidelity Global Credit Fund	$81,700	$6,500	$14,000	$2,700
Fidelity Intermediate Municipal Income Fund	$50,200	$3,800	$5,600	$1,600
Fidelity Series International Credit Fund	$79,300	$6,200	$12,600	$2,600

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$52,500	$4,600	$13,000	$2,100
Fidelity Global Credit Fund	$81,100	$6,800	$13,400	$3,000
Fidelity Intermediate Municipal Income Fund	$47,500	$3,800	$5,300	$1,700
Fidelity Series International Credit Fund	$75,000	$6,300	$11,500	$2,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2023A	December 31, 2022 A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2023A	December 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2023A	December 31, 2022A
Deloitte Entities	$255,900	$469,400
PwC	$13,662,000	$12,957,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 22, 2024